BRIDGEWAY FUND, INC.

  ULTRA-SMALL COMPANY (closed)
  ULTRA-SMALL INDEX
  MICRO-CAP LIMITED
  AGGRESSIVE GROWTH
  SOCIAL RESPONSIBILITY
  ULTRA-LARGE 35 INDEX

  PROSPECTUS October 31, 1998


  BRIDGEWAY CAPITAL MANAGEMENT, INC.
  INVESTMENT ADVISER
  5615 KIRBY DRIVE, SUITE 518
  HOUSTON, TX 77005-2448
  713 661-3265
  800-661-3550
  [LOGO GRAPHIC OMITTED]
                 B  R  I D  G  E  W  A  Y

  ------------------------------------

         Amendment to the
         October 31, 1998
          Prospectus for
         Bridgeway Funds

  ------------------------------------

 On October 15, 1998, the Bridgeway
 Fund Board of Directors voted to
 reopen the Ultra-Small Company
 Portfolio on November 1, 1998 to
 current shareholders of the Ultra-
 Small Company Portfolio.  The
 Portfolio will remain open until net
 assets reach at least $40 million.

  ------------------------------------

  TABLE OF CONTENTS
  [C]                                                   [S]
  Table of Fees and
  Expenses...............................................2
  Risk Factors...........................................3
  Investment Objectives and Policies.....................8
  Disclaimers............................................13
  Redemption Reimbursement Fees..........................13
  Principal Investment Restrictions......................13
  Management of the Fund.................................14
  Code of Ethics.........................................17
  Distribution of Fund Shares............................17
  How to Purchase Shares.................................17
  Net Asset Value........................................18
  How to Redeem Shares...................................18
  Dividends and Tax Status...............................20
  Performance Information................................20
  General Information....................................21

  PROSPECTUS   October 31, 1998


  BRIDGEWAY
  FUND,  INC.

  Bridgeway Fund, Inc. (the "Fund") is a no-load, diversified, open-end management investment company commonly referred to as a mutual fund. The Fund is organized as a series fund and currently has six portfolios, Bridgeway Ultra-Small Company Portfolio, Bridgeway Ultra-Small Index Portfolio, Bridgeway Micro-Cap Limited Portfolio, Bridgeway Aggressive Growth Portfolio, Bridgeway Social Responsibility Portfolio and Bridgeway Ultra-Large 35 Index Portfolio. All six have an investment objective of providing total return (capital appreciation and current income), but the first four primarily target capital appreciation. All are intended as long-term investments. THE FUND STRONGLY DISCOURAGES SHORT-TERM TRADING OF ITS SHARES. The Aggressive Growth Portfolio uses more aggressive investment techniques, while the Ultra-Small Company, Ultra-Small Index and Micro-Cap Limited Portfolios exhibit higher than average short-term volatility. There can be no assurance that the Portfolios will achieve their investment objectives. These Portfolios will pursue their objectives by investing primarily in a diversified portfolio of common stocks. The Aggressive Growth and Social Responsibility Portfolios may use leverage (borrowing or derivatives), may hedge risk with short sales, and may use other investment techniques. See:
  "Risk Factors" (page 3) and _Summary of Investment Techniques Used_ (page 12). Shares of each portfolio are sold at their net asset value without a sales charge, and there are no distribution charges paid by the Fund.

  This prospectus concisely sets forth the information about the Fund that a prospective investor should seek to learn before investing. Investors are advised to read this prospectus and retain it for future reference. A Statement of Additional Information, dated October 31, 1998 has been filed with the Securities and Exchange Commission and is available without any charge by writing or calling the Fund at the address or phone number listed on the back cover. The Statement of Additional Information is incorporated into this prospectus by reference.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY
  THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
  SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE
  COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON
  THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
  REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   TABLE OF FEES AND EXPENSES
   (for each portfolio)
                        ULTRA-  ULTRA-  MICRO- AGGRESSIVE
  SOCIAL    ULTRA-
                        SMALL   SMALL    CAP     GROWTH
  RESPON-   LARGE
                       COMPANY  INDEX  LIMITED
  SIBILITY  35INDEX

  SHAREHOLDER TRANSACTION EXPENSES:
  - --------------------------------------------------------
  --------------
  --------------------------------------------------------
  Maximum Sales Charge
    Imposed on Purchase None    None    None     None
  None     None
  Maximum Sales Charge
    Imposed on Reinvested
    Distributions       None    None    None     None
  None     None
  Deferred Sales Charge None    None    None     None
  None     None
  Redemption Fees       None    None    None     None
  None     None
  Redemption Reimbursement
    in Down Markets#    None    2.0%    None     None
  None     2.0%

  # See Redemption Reimbursement Fee on page 13.

  ANNUAL FUND OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE NET ASSETS):
  ----------------------------------------------------------
  -------------
  Management Fees
    (after waivers)*   1.15%    0.00%   0.90%    0.72%
  0.00%    0.00%
  12b-1 Fees           0.00%    0.00%   0.00%    0.00%
  0.00%    0.00%
  Other Expenses (after
    reimbursements
    and waivers)**     0.52%    0.75%   1.00%    1.28%
  1.50%    0.15%
  Total Fund Operating
    Expenses (after
    reimbursements
    and waivers) **    1.67%    0.75%   1.90%    2.00%
  1.50%    0.15%

  *Management fees for the fiscal year ending June 30, 1998 before waivers were 0.20% for the Social Responsibility Portfolio. Due to the performance fee adjustment feature contained in the advisory contract, the management fee may be as low as 0.2% or as high as 1.6% for the Aggressive Growth and Social Responsibility Portfolios. The management fee for the Ultra-Small Company Portfolio and the base fee for the Micro-Cap Limited Portfolio is a constant 0.9% except that the fee or base fee for these two portfolios during the period that the portfolios' net assets range from $27.5 to $55 million will be a flat $495,000 annually, subject to a maximum rate of 1.49%. The management fee will be a constant 0.5% for the Ultra-Small Index Portfolio and 0.08% for the Ultra-Large 35 Index Portfolio. (See Management of the Fund, page 14.)

  **Other expenses for the fiscal year ending June 30, 1998 before reimbursements and waivers were 0.52% for Ultra-Small Company, 1.24% for Ultra Small Index, 1.28% for Aggressive Growth, 3.61% for Social Responsibility and 9.65% for Ultra Large 35 Index. Other expenses for the Micro-Cap Limited Portfolios are estimated as they are new as of the date of this prospectus. The Adviser has undertaken to reimburse the fund for any operating expenses over 2.0% for Ultra-Small Company and Aggressive Growth, 1.9% for the Micro-Cap Limited, 1.5% for Social Responsibility, 0.75% for Ultra-Small Index and 0.15% for Ultra-Large 35 Index through at least June 30, 1999.
  Total fund operating expenses before reimbursements and waivers during fiscal year 1998 were 1.74%, 3.81%, and 9.73% of average net assets for the Ultra-Small Index, Social Responsibility, and Ultra-Large Index Portfolios, respectively.

  Example: You would pay the following expenses on a $1,000 investment assuming, (1) expenses after reimbursement at the 6/30/98 rate of 2.0% for the Ultra-Small Company and Aggressive Growth Portfolios, 1.5% for the Social Responsibility Portfolio, 0.75% for the Ultra-Small Index Portfolio, 0.15% for the Ultra-Large 35 Index Portfolio, and the initial rate of 1.9% for the Micro-Cap Limited Portfolio, (2) a 5% annual return and (3) redemption at the end of each time period not in a major market decline (see Redemption Reimbursement Fee on page 13):

  ULTRA-SMALL COMPANY  MICRO-CAP      SOCIAL      ULTRA-
  SMALL   ULTRA-LARGE
  & AGGRESSIVE GROWTH  LIMITED    RESPONSIBILITY     INDEX
  35 INDEX
   1  Year   $20     1 Year  $19   1 Year   $15   1 Year
  $8  1 Year  $2
   3  Years  $62     3 Years $61   3 Years  $47   3 Years
  $23  3 Years $5
   5  Years  $106    5 Years $105  5 Years  $80   5 Years
  $40  5 Years $8
   10 Years  $229   10 Years $228 10  Years $175 10 Years
  $90 10 Years $19


  The amounts listed in this example should not be considered as representative of future expenses, and actual expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% return, the Fund's actual performance will vary and may result in an actual return greater or less than 5%. The foregoing table is to assist you in understanding the various direct and indirect costs and expenses that an investor in the Fund would bear. Direct redemptions by mail (up to four per year) incur no charges, but wire redemptions will incur a $15 charge to offset bank charges and administrative expense. Redemptions on any day when the S&P 500 Index has declined more than 5% in the previous 5 trading sessions may incur a 2% redemption fee (Bridgeway Ultra-Small Index and Ultra-Large 35 Index Portfolios only) which accrues to the Portfolio.

  RISK FACTORS

  The Ultra-Small Company and Ultra-Small Index Portfolios invest a majority of total assets in the common stock of very small companies. "Very small companies" are those with market capitalization the size of the smallest 10% of those listed on the New York Stock Exchange (those with $124 million market capitalization or less as of 6/30/98). However, the majority of stocks in these Portfolios are listed on NASDAQ rather than the New York Stock Exchange. The market price of very small company shares may exhibit greater volatility than large company shares.

  The Adviser believes no other mutual funds are committed to investing long-term in companies this small. While ultra-small companies have historically had a higher average annual return than large stocks over the long term (25 years and more), they have also had commensurately higher volatility. Therefore, shareholders of this portfolio are exposed to above-average short-term risk.

  On the downside, companies this small may have limited resources for expanding or surviving in a newly competitive environment, may lack depth of management, may have a limited product line, may lack market "muscle," and may be more sensitive to economic downturns. On the upside, such companies may be more maneuverable in the marketplace, less bureaucratic, may respond quicker to changing market forces, may see a successful product add more to "the bottom line" in percentage terms, and when they survive an economic downturn, may "bounce back" faster.

  While the Adviser attempts to limit some of the downside volatility, inherent in this asset class in the Ultra-Small Company Portfolio (only), shareholders of both ultra-small company portfolios should expect significantly higher short-term price volatility than that experienced by shareholders of most other funds. The Adviser believes these Portfolios are more appropriate as a long term investment (at least 5 years, but ideally 10 years or more) for shareholders who can accommodate short-term price volatility, or as a diversifier to a portfolio consisting primarily of larger stocks. They are not appropriate investments for short-term investors or those trying to time the market. (See "Frequent Trading of Fund Shares" on page 20.)

  The Micro-Cap Limited Portfolio invests a majority of total assets in the common stock of micro-cap companies. "Micro-cap companies" are defined here as those with market capitalization the size of the second smallest 10% of those listed on the New York Stock Exchange. As of June 30, 1998 these were companies (including those on the American Exchange and NASDAQ) with market capitalization between $124 and $252 million. The market price of micro-cap company shares may exhibit much greater volatility than large company shares.

  On the downside, companies this small may have limited resources for expanding or surviving in a newly competitive environment, may lack depth of management, may have a limited product line, may lack market "muscle," and may be more sensitive to economic downturns. On the upside, such companies may be more maneuverable in the marketplace, less bureaucratic, may respond quicker to changing market forces, may see a successful product add

  BRIDGEWAY FUND, INC. FINANCIAL HIGHLIGHTS
  [For a share outstanding throughout the period]

                                          Ultra-Small Company
  Aggressive Growth
                                               Portfolio
  Portfolio
                                      Year    Year    Year    8/5/94* Year
  Year    Year    8/5/94*
                                      Ended   Ended   Ended     to    Ended
  Ended   Ended     to
                                      6/30/98 6/30/97 6/30/96 6/30/95
  6/30/98 6/30/97 6/30/96 6/30/95
  PER SHARE DATA
   Net Asset Value
    Beginning of period               $20.62  $16.68  $11.35  $10.33
  $18.79  $16.66  $11.71  $9.89

   Income (Loss) from investment
    Operations
    New investment income (loss)       (0.34)  (0.24)  (0.21)  (0.04)
  (0.30)  (0.24)  (0.18) (0.02)
    New realized and unrealized gain    4.03    4.50    6.03    1.07
  3.46    3.43    5.22   1.84

     Total from investment operations   3.69    4.26    5.82    1.03
  3.16    3.19    5.04   1.82

   Less distributions to shareholders
    Net investment income               0.00    0.00    0.00    0.00
  0.00    0.00    0.00    0.00
    Net realized gains                 (1.79)  (0.32)  (0.49)  (0.01)
  (1.63)  (1.06)  (0.09)   0.00

     Total distributions               (1.79)  (0.32)  (0.49)  (0.01)
  (1.63)  (1.06)  (0.09)   0.00

   New asset value, end of period     $22.52  $20.62  $16.68  $11.35
  $20.32  $18.79  $16.66  $11.71

  TOTAL RETURN [1]                     18.4%   26.0%   52.4%   10.5%
  18.1%   19.9%   43.3%   19.5%

  RATIOS & SUPPLEMENTAL
    DATA

   Net assets,end of period (in 000s) $46,257 $30,070 $4,558  $668
  $6,852  $3,420  $1,502  $276

   Ratio to average net assets: [2]

    Expenses after waivers and
     reimbursements                    1.67%   1.67%   1.97%  1.68%
  2.00%   2.00%   1.97%  1.86%

    Expenses before waivers and
     reimbursements                    1.67%   1.87%   3.07%  8.34%
  2.00%   2.77%   5.73%  16.15%

    New investment income (loss)
     After waivers and reimbursements (1.42%) (1.37%) (1.47%) (0.65%)
  (1.50%) (1.40%) (1.26%) (0.30%)
  Commission Cost/Share               $0.0082 $0.0097
  $0.0100 $0.0135
  Portfolio Turnover Rate [2]          103.4%   56.2%  155.9%  103.6%
  132.3%  138.9%  167.7%  139.9%

  [1] Not annualized for periods less than a year.
  [2] Annualized for periods less than a year.

   *  August 5, 1994 was commencement of operations

  See accompanying notes to financial statements.


  The data set forth above has been audited by PricewaterhouseCoopers LLP, Independent Accountants, and the their report is included in the Annual Report to shareholders which annual reports are included in the Statement of Additional Information. For further information about the performance of the fund, refer to the financial statements caption of the Statement of Additional Information.

                                          Social Responsibility     Ultra-
  Small Index  Ultra-Large 35
                                               Portfolio
  Portfolio    Index Portfolio
                                      Year    Year    Year    8/5/94*
  7/31/97**       7/31/97**
                                      Ended   Ended   Ended     to
  to               to
                                      6/30/98 6/30/97 6/30/96 6/30/95
  6/30/98         6/30/98
  PER SHARE DATA
   Net Asset Value
    Beginning of period               $16.21  $14.68  $11.61  $9.85
  $5.00          $5.00

   Income (Loss) from investment
    Operations
    New investment income (loss)        0.00    0.03   (0.02)  0.07
  (0.02)          0.07
    New realized and unrealized gain    5.57    2.31    3.11   1.70
  0.71           1.03
     Total from investment operations   5.57    2.34    3.09   1.77
  0.69           1.10

   Less distributions to shareholders
    Net investment income              (0.01)   0.00   (0.02) (0.01)
  0.00           0.00
    Net realized gains                 (0.63)  (0.81)   0.00   0.00
  0.00           0.00

     Total distributions               (0.64)  (0.81)  (0.02) (0.01)
  0.00           0.00

   New asset value, end of period     $21.14  $16.21  $14.68  $11.61
  $5.69          $6.10

  TOTAL RETURN [1]                     35.3%   16.9%   26.6%   18.9%
  13.8%           22.0%

  RATIOS & SUPPLEMENTAL
    DATA

   Net assets,end of period (in 000s) $1,473   $638    $361   $64
  $1,529          $386

   Ratio to average net assets: [2]

    Expenses after waivers and
     reimbursements                    1.50%   1.50%   1.48%  1.46%
  0.75%          0.15%

    Expenses before waivers and
     reimbursements                    3.81%   5.81%  16.80%  72.83%
  1.74%          9.73%

    New investment income (loss)
     After waivers and reimbursements  0.02%   0.24% (0.17%)  0.90%
  (0.38%)         1.47%


  Commission Cost/Share               $0.0252 $0.0090
  $0.0091        $0.0110
  Portfolio Turnover Rate [2]           37.8%   35.5%  83.8%  71.7%
  61.7%           64.3%
     [1] Not annualized for periods less than a year.
     [2] Annualized for periods less than a year.

   * August 5, 1994 was commencement of operations.
   ** July 31, 1997 was commencement of operations.

  See accompanying notes to financial statements.


  more to "the bottom line" in percentage terms, and when they survive an economic downturn, may "bounce back" faster.

  While the Adviser attempts to limit some of the downside volatility inherent in this asset class in the Micro-Cap Limited Portfolio, shareholders should expect significantly higher short-term price volatility than that experienced by shareholders of most other funds. The Adviser believes this Portfolio is more appropriate as a long term investment (at least 5 years, but ideally 10 years or more) for shareholders who can accommodate short-term price volatility, or as a Diversifier to a portfolio consisting primarily of larger stocks. It is not an appropriate investment for short-term investors or those trying to time the market. (See "Frequent Trading of Fund Shares" on page 20.)


  The Aggressive Growth and the Social Responsibility Portfolios may 1) borrow money from banks up to 50% of the net assets of the respective portfolios, and 2) purchase and sell futures and options on stock, index, interest rate and currency instruments, among others (see below for more details). Using borrowed funds for investment purposes is called "leveraging" and increases the risk of loss or gain in the value of the Fund's assets and the net asset value of its shares. The Ultra-Large 35 Index Portfolio may likewise borrow from banks, but only for the purpose of making short-sales "against the box" (short-sales of securities owned). This would happen only in the event a redemption would otherwise cause a distribution of capital gains. The Aggressive Growth Portfolio's higher turnover (more frequent trading) will expose it to increased cost and risk.

  The Aggressive Growth Portfolio may also purchase warrants, invest up to 5% of its assets in the securities of new issues or "unseasoned issues" which have been in operation less than three years, engage in short-term trading, invest up to 10% of its assets in foreign securities and American Depository Receipts (ADRs) listed on American exchanges, invest any amount less than 25% of its portfolio in a single security, invest up to 5% of portfolio assets in a closed-end investment company, lend portfolio securities and engage in short sale transactions either against the box or by shorting securities of other issuers. The Social Responsibility Portfolio may purchase the same type of securities and utilize the same investment techniques, except that it will only enter into short sale transactions against the box, will not invest in closed- end investment companies, and will not lend portfolio securities. Please see "Summary of Investment Techniques Used" on page 12 for more details on the Ultra-Small Company, Ultra-Small Index, and Micro-Cap Limited Portfolios. These investment techniques may subject an investor to greater than average risks and costs.

  Foreign securities may be affected by the strength of foreign currencies relative to the U.S. dollar, or by political or economic developments in foreign countries. Consequently, they may be more volatile than U.S. securities. Short sale transactions, while limited to 20% of total assets and fully collateralized, also represent potentially higher risk for Aggressive Growth shareholders, since the maximum gain is 100% of the initial collateralized amount, but there is no theoretical maximum loss. The Aggressive Growth portfolio will maintain cash reserves ("100% coverage") equal to the market value of any short positions for which it does not already own shares. These cash reserves may be invested in money market or short term Treasury securities held by the Fund's custodian or broker or both. Shareholders of the Aggressive Growth, Ultra-Small Index, Micro-Cap Limited, and Ultra-Large 35 Index Portfolios could also bear higher risk through the lending of securities. If the borrowing broker failed to perform, the Portfolio might experience delays in recovering its assets (even though fully collateralized); the Portfolio would bear the risk of loss from any interim change in securities price. Collateral for securities lent will be invested in money market or short-term Treasury securities.

  Although Bridgeway Capital Management, Inc. (hereinafter referred to by name, as the "Manager" or the "Adviser"), believes that the investment techniques it employs to manage risk in the Aggressive Growth and Social
  Responsibility Portfolios will further the Portfolios' investment objectives and reduce losses that might otherwise occur during a time of general decline in stock prices, no assurance can be given that these investment techniques will achieve this result. The hedging techniques used here would reduce losses during a time of general stock market decline, if the Fund had previously sold futures or bought puts on stock indices or entered into short positions in individual securities offsetting some portion
  of the market risk.   Thus, these Portfolios are
  appropriate investments only for investors who understand the investment practices to be employed by the Adviser and are able to accept the potential risks. The Adviser manages no other registered investment company.


  The Adviser intends to buy and sell futures, calls, and/or puts in the Aggressive Growth and Social Responsibility Portfolios to increase or decrease portfolio exposure to stock market, interest rate, and currency market risk as indicated by statistical models of risk. (The Fund will not sell "uncovered" calls.) The Adviser will use these instruments to attempt to maintain a more constant level of risk as measured by certain statistical indicators. In addition to the use of futures and options as described above, the Aggressive Growth Portfolio may buy or sell any financial or commodity futures, calls, or puts listed on the major exchanges (CBOT, CME, COMEX, IMM, IOM, KCBT, MA, NYSCE, NYCTE, NYFE, or NYME), for purposes of diversification of risk to the extent that the aggregate initial margins and premiums required to establish such nonhedging positions do not exceed 5% of its total net assets. Examples of such financial or commodity instruments include the Bond Buyer Municipal Index, British Pounds, crude oil, gold, and wheat among others. Options and futures can be volatile investments and may not perform as expected. Potential risks associated with options and futures include 1) leverage risk (these instruments are designed to produce substantial value change relative to the amount invested, thus magnifying the risk of loss as well as potential gains), 2) dependence on the Adviser's ability to correctly predict market movement, 3) imperfect correlation between the price of options and futures contracts and the underlying securities being hedged, 4) the possibility of trading halts in options and futures, 5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences, and 6) increased complexity of futures and options, requiring a higher level of training for the portfolio manager and support personnel.

  The Adviser's goal in the Aggressive Growth and Social Responsibility Portfolios is to manage these various risks through diversification and hedging strategies to achieve a reasonable return at a total risk equal to or less than that of the stock market (as measured by certain statistical measures over periods of three years or more). (Hereinafter, "stock market" will mean stock market as represented by the Standard & Poor's Composite Stock 500 Index with dividends reinvested.) No assurance can be given that these investment techniques will achieve the objectives of higher return or equal risk.

  A Portfolio's possible need to sell securities to cover redemptions could, at times, force it to dispose of positions on a disadvantageous basis. This is especially true for the Ultra-Small Index, Micro-Cap Limited and Aggressive Growth Portfolios.

  The Ultra-Large 35 Index Portfolio invests on a roughly equal dollar weighting in the 35 large capitalization stocks which comprise the Bridgeway Ultra-Large 35 Index. (See "Investment Objectives and Policies" on page 8 for a description of the Index.) While large companies tend to exhibit less short-term price volatility than small stocks, historically they have not recovered as fast from a market decline. Consequently, the Ultra-Large 35 Index Portfolio may result in higher long term inflation risk (the risk that the portfolio value will not keep up with inflation) than the ultra-small portfolios.

  INVESTMENT OBJECTIVES AND POLICIES


  Bridgeway Fund, Inc. ("the Fund") is a no-load, diversified open-end investment company or "mutual fund."
  The Fund is organized as a "series" fund and has six investment portfolios, the Bridgeway Ultra-Small Company
  Portfolio, the Bridgeway Ultra-Small Index Portfolio, the
  Bridgeway Micro-Cap Limited Portfolio, the Bridgeway
  Aggressive Growth Portfolio, the Bridgeway Social
  Responsibility Portfolio and the Bridgeway Ultra-Large 35
  Index Portfolio.


  The Ultra-Small Company and Ultra-Small Index Portfolios seek to provide total return (primarily capital appreciation) by investing at least 80% of total portfolio assets in very small companies. The Ultra-Small Company Portfolio is actively managed, while the Ultra-Small Index Portfolio invests passively in companies which comprise the CRSP Cap-Based Portfolio 10 Index. (This index is more fully described in the following paragraph.) For the purpose of measuring the 80% requirement, "very small company" will mean companies with market capitalizations less than the upper limit of the smallest 10% of the New York Stock Exchange (NYSE). As of June 30, 1998 this upper limit is represented by companies of less than $124 million market capitalization, but will fluctuate with market prices. When investing or reinvesting portfolio funds, the investment adviser will not purchase the securities of companies larger than this limit unless at least 80% of the portfolio funds invested after such purchase would be invested in very small companies. The Ultra-Small Company and Ultra-Small Index Portfolios may invest up to 5% of its assets in the securities of "unseasoned issuers" which have been in operation less than three years. The Ultra-Small Company Portfolio may also invest up to 10% of its assets in foreign securities and ADRs listed on American exchanges. The annual portfolio turnover rate should normally be less than 150% for the Ultra-Small Company Portfolio and less than 30% for the Ultra-Small Index Portfolio, but the Index Portfolio may be higher during the first two years of operations as assets build significantly.


  At a shareholder meeting on October 15, 1996, the Ultra-Small Company Portfolio shareholders voted 1) to close the Ultra-Small Company Portfolio to new investors any time net assets exceed $27.5 million, 2) to allow these shareholders to invest an additional amount equal to their previous net contributions for an extended period (now determined to be through June 30, 1998), and 3) to allow employees, directors, and participants in the pension plan of the Adviser or of the Fund to purchase any unsubscribed shares in item 2 or shares redeemed in the Portfolio. Restricting the number of shares outstanding will keep Portfolio assets small and will help to ensure that the Portfolio may remain actively invested in very small companies which the investment Adviser believes offer good investment opportunities. See "Security
  Selection Process" for more details of the security selection process.


  The Ultra-Small Index Portfolio seeks roughly to meet the total return of the University of Chicago's Center for Research in Security Prices (CRSP) Cap-Based Portfolio 10 Index by investing in a representative sample of index companies. This Index is comprised of all common stocks listed on the New York and American Stock Exchanges, and the Nasdaq National Market (excluding unit investment trusts, closed-end funds, real estate investment trusts, americus trusts, foreign stocks, and American Depository Receipts) which are the size (market capitalization) of stocks in the smallest 10% of the New York Stock Exchange. No other index or passively managed mutual fund is based on an index of companies this small. Similar to other index funds, the actual return of this portfolio will likely underperform the Index by an amount equal to the Portfolio expenses and transaction costs.
  The Adviser seeks to minimize this difference or "tracking error" by carefully managing costs, reimbursing expenses over 0.75% annually if necessary, keeping portfolio turnover to a minimum, strongly discouraging market timers and short term traders from investing in the portfolio, and by the redemption fees outlined under "Redemption Reimbursement Fees" on page 13. Because of the higher expense ratio, higher transaction costs, and investments in only a representative sample of index companies, the tracking error of this Portfolio will likely be significantly greater than that of the Ultra-Large 35 Index Portfolio. Several percentage points above or below the CRSP Index would not be unusual during a given quarter. (The performance of the Ultra-Small Index Portfolio exceeded that of the index by 3.4% in its first fiscal year ended June 30, 1998.) This component of "tracking error" should decline as the number of stocks held by the Portfolio grows.


  The Adviser will consider market capitalization, industry/sector representation and certain economic factors (such as price to earnings ratios) when choosing companies to add to the Portfolio. As a passively managed Portfolio, the Adviser will generally consider selling a security in four circumstances only. First, the Adviser will consider selling the highest capitalization companies in the Ultra-Small Index Portfolio when necessary to keep the average market capitalization of the Portfolio equal to that of the CRSP Cap-Based Portfolio 10 Index. Second, the Adviser may sell Portfolio securities to realize a capital loss (offsetting a portion of portfolio gains) when this is possible at a price equal to or higher than the midpoint between the quoted bid and ask securities prices. Thus, the Adviser may engage in "tax management" of this Portfolio, when it appears to be without detriment to shareholders of non-taxable accounts. This practice will increase the portfolio turnover. Third, the Adviser may sell a security which is delisted or no longer meets the listing requirements of the New York Stock Exchange, American Stock Exchange, or NASDAQ National Market. Thus, the Adviser may sell a company which is no longer in the CRSP Index, or which it expects to be deleted from the CRSP Index. Fourth, the Adviser may sell securities to raise cash for redemptions. The Adviser aggressively employs trading techniques to minimize or eliminate the cost and disruption to the Portfolio of any selling activity, although it may not be successful in this regard in all market environments. The Adviser also strongly discourages shareholders from market timing and panic selling in a declining market, thus minimizing the need to sell portfolio securities to meet redemptions.


  The Micro-Cap Limited Portfolio seeks to provide total return (primarily capital appreciation) by investing at least 80% of total portfolio assets in micro-cap companies. For this purpose, "micro-cap companies" means companies with market capitalization the size of the second smallest 10% of those listed on the New York Stock Exchange. As of June 30, 1998, these were companies (including also those on the American Exchange and NASDAQ) with market capitalization between $124 and $252 million. When investing or reinvesting portfolio funds, the investment adviser will not purchase the securities of companies larger than this upper limit ($252 million as of recently) unless at least 80% of the portfolio funds invested after such purchase would be invested in micro-cap companies. The Portfolio will not generally invest in ultra-small companies (those the size of the smallest 10% of the New York Stock Exchange), as Bridgeway Ultra-Small Company Portfolio will have the right of first refusal to buy these companies.


  <PAGE


  The Micro-Cap Portfolio may invest up to 5% of its assets in the securities of "unseasoned issuers" which have been in operation less than three years. The Portfolio may also invest up to 10% of its assets in foreign securities and ADRs listed on American exchanges. The annual portfolio turnover rate should normally be less than 150%.


  Bridgeway Micro-Cap Limited Portfolio will close to new investors when net assets reach $27.5 million and will only reopen if net assets decline below this level. The portfolio will close to all investments whenever net assets exceed $55 million.


  The Aggressive Growth Portfolio seeks to exceed the stock market total return (primarily capital appreciation but also income) at a level of total risk roughly equal to that of the stock market over longer periods of time (three years or more). While the portfolio may hold some higher dividend paying stocks, it is expected that the Portfolio will normally have a dividend yield of less than the stock market as a whole. Thus, investors seeking income as a major portion of total return should not invest in this portfolio. There can, of course, be no assurance that the objective of total return or level of risk will be realized. This Portfolio may use bank debt primarily for leverage. Therefore, full consideration should be given to the risks inherent in the investment techniques that the Adviser may use as outlined in _Risk Factors._ Normally, the Portfolio will invest in common stocks at a level equal to at least 100% of its net assets. Portfolio exposure to market risk will vary over time. Using hedging strategies, the Portfolio exposure to market risk may be negatively correlated to the market, or may be as high as 150% of the market as measured by the estimated portfolio beta. "Negative correlation to the market" means that if the market goes up, the value of the portfolio goes down. A portfolio beta of 150% means that a 1% increase (decrease) in the stock market should result in a 1.5% increase (decrease) in the portfolio. These hedging strategies are intended to maintain a more constant level of total risk. For example, if the investment adviser feels the portfolio is exposed to an unusually high probability of general stock market decline, it might sell stock index futures to offset this risk.



  The portfolio turnover rate (buying and selling frequency) will likely be higher than 100% but no more than 500%, which is higher than most aggressive growth funds. A 500% portfolio turnover is equivalent to the sale and repurchase of all of the securities in the portfolio five times during the year. Consequently, the Portfolio may incur higher than average trading costs and may incur higher shareholder taxes for non-tax deferred accounts.


  In summary, this Portfolio seeks to exceed the stock market total return at a level of total risk roughly equal to the stock market over longer periods of time. Due to the possibility of a decline in total value, this Portfolio is not an appropriate investment for short term investors or those who cannot assume the inherent risks. See "Security Selection Process" for more details of the security selection process. No form of fundamental or technical analysis, including that employed by the Adviser, has been proven conclusively to provide a risk adjusted excess rate of return on a consistent basis.

  The Social Responsibility Portfolio seeks to exceed the stock market total return (primarily capital appreciation but also income) at a level of total risk roughly equal to or less than that of the stock market over longer periods of time (three years or more) by investing in companies with social criteria generally in line with those of its shareholders as determined by survey. Each shareholder is entitled and encouraged to participate in this survey by submitting a survey form when opening a new account or anytime thereafter by requesting a new form from the Fund. The Adviser presently ranks about 650 companies according to the following criteria measured by the Council of Economic Priorities ("CEP"): the company's environmental record, charitable giving record, advancement of minorities in the workforce, community outreach, family benefits, workplace issues, animal testing and disclosure of information. With the exception of military contracts and animal testing, "more" is understood to mean "better." The CEP is a New York City based not-for-profit public interest research organization that has conducted research in the field of corporate social responsibility for more than two decades.


  After determining shareholder weights (proportional to the number of Portfolio shares owned) of each of these criteria, the Adviser ranks each of these companies.
  Thus, the rankings should proportionally reflect the weightings of each surveyed shareholder, and could consequently change over time. The Fund invests at least 65% of its total assets in the companies in the top fifth of the ranking and at least 95% of its common stock investments in the companies contained in the top half of the ranking. The Adviser monitors CEP company ratings quarterly, or as they become available. The social criteria may change in the future as a result of the majority vote of the Fund's Board of Directors, or as more or different information is made available to the Adviser. The Adviser currently supplements CEP research with its own research on other companies using the same 10 social criteria. The Adviser excludes or sells companies from the portfolio which a majority of surveyed shareholders choose to exclude. As of the date of this prospectus, the Adviser excludes companies in the tobacco and defense industries. This Portfolio may use bank debt for leverage and index futures and stock and index options to hedge market risk. Using hedging strategies, the Portfolio's exposure to market risk may be as low as 50% of the market, or as high as 150% of the market as measured by the estimated portfolio beta. A portfolio beta of 150% means that a 1% increase (decrease) in the stock market should result in a 1.5% increase (decrease) in the portfolio. While somewhat highter in the first two years of operations, the turnover rate of this portfolio should normally be 50% or less on an annual basis in the future.


  In summary, this Portfolio seeks to exceed the stock market total return, at a level of total risk roughly equal to or less than the stock market over longer periods of time, by investing in companies with social criteria generally in line with those of its shareholders. There can be no assurance that any of the Portfolio's objectives will be realized. No form of fundamental or technical analysis, including that employed by the Adviser, has been proven conclusively to provide a risk adjusted excess rate of return on a consistent basis. Therefore, full consideration should be given to the risks inherent in the investment techniques that the Adviser may use as outlined in "Risk Factors." See "Security Selection Process" for more details of the security selection process.


  The Ultra-Large 35 Index Portfolio (hereinafter the "Portfolio") seeks to meet the total return of the Bridgeway Ultra-Large 35 Index while minimizing the distribution of capital gains and minimizing costs. This proprietary index (hereinafter the "Index") is comprised of the 35 largest U.S. domestic equities as of June 27, 1997, after excluding a tobacco company and ensuring reasonable industry diversification. (See the list of companies in the following paragraph.) Consequently, this diversified Portfolio will invest in securities of companies larger (on average) than any other index mutual fund available as of this prospectus date. Future changes in the Index will be made with a view toward distributing no capital gains (first priority) and maintaining very large company size (second priority). Low turnover is essential to minimize the tax burden associated with capital gains in taxable accounts. While composition of the Index is the absolute, sole responsibility of Bridgeway Capital Management, Inc., any potential changes would be preceded by an informal (but not necessarily statistically significant) survey of Portfolio shareholders. A company will be completely removed from the Index if both
  (a) it is no longer one of the largest 35 U.S. companies (as described above) and (b) if it would not create a capital gain. If a company is no longer one of the 35 largest U.S. companies, but has appreciated in price, it will remain as a "dormant company" in both the Index and the Portfolio. New Portfolio inflows will not be invested in a dormant company; a dormant company's representation in the Index will decline over time. New net Portfolio inflows are invested in such a way as to maintain a roughly equal dollar weighting of the 35 "active" (not "dormant") companies in the Index. Composition of this Index is thus maintained with taxable shareholders in mind.



  The following 35 companies comprise the Bridgeway Ultra-Large 35 Index as of July 1997. General Electric, Coca Cola, Microsoft, Exxon, Merck, Intel, Proctor & Gamble, International Business Machines, Johnson & Johnson, Bristol Myers Squibb, Pfizer, Wal Mart Stores, American International Group, DuPont E.I. DeNemours, AT&T, Pepsico, Citicorp, Hewlett Packard, SBC Communications, Mobil, Walt Disney, Gillette, Chevron, Nationsbank, Bankamerica, Fannie Mae, Ford, Motorola, Cisco, GTE, Oracle, General Motors, McDonalds, Bell Atlantic and Worldcom.


  Similar to other index funds, the actual return of this portfolio will likely underperform the Bridgeway Ultra-Large 35 Index by an amount equal to the Portfolio expenses and transaction costs. The adviser seeks to minimize this difference or "tracking error" by carefully managing costs, reimbursing expenses over 0.15% annually if necessary, keeping Portfolio turnover and transaction expenses to a minimum, strongly discouraging market timers and short term traders from investing in the Portfolio, and by the redemption fee outlined under "Redemption Reimbursement Fee" (page 13). As a result of index recomposition and some redemptions, the turnover for this Portfolio should be less than 5% annually.


                  SUMMARY OF INVESTMENT TECHNIQUES USED:
                         ULTRA-  ULTRA-  MICRO- AGGRESSIVE
  SOCIAL   ULTRA-
                         SMALL   SMALL    CAP     GROWTH
  RESPON-  LARGE
                        COMPANY  INDEX  LIMITED
  SIBILITY  35INDEX
  Borrowing (leveraging)  No      No      No       Yes
  Yes       **
  Hedging                 No      No      No       Yes
  Yes       No
  Options (stock index)   No      No      No       Yes
  Yes       No
  Futures (stock index)   *       *       *        Yes
  Yes       No
  Options (other)         No      No      No       Yes
  No       No
  Futures (other)         No      No      No       Yes
  No       No
  Short-sales             No      No      No       Yes
  No       No
  Warrants                No      No      No       Yes
  Yes       No
  Foreign companies/
    ADRs                Yes      No     Yes       Yes
  Yes       No
  Closed-end
    investment companies  No      No      No       Yes
  No       No
  Lending securities      No     Yes     Yes       Yes
  No      Yes
  New issues/Unseasoned
    companies            Yes     Yes     Yes       Yes
  No       No
  High turnover          Yes      No     Yes       Yes
  No       No
  Short-term trading     Yes      No     Yes       Yes
  No       No

  * THE ULTRA-SMALL COMPANY, ULTRA-SMALL INDEX AND MICRO-CAP LIMITED PORTFOLIOS MAY ONLY TAKE TEMPORARY, LONG STOCK INDEX FUTURES POSITIONS TO OFFSET THE EFFECT OF CASH HELD FOR FUTURE INVESTING OR FOR POTENTIAL REDEMPTIONS. NO MORE THAN 35% OF PORTFOLIO NET ASSETS WILL BE AT RISK IN THIS LIMITED USE OF STOCK INDEX FUTURES.

  ** THE ULTRA-LARGE 35 INDEX PORTFOLIO WILL ONLY BORROW ON
  A TEMPORARY BASIS FOR THE PURPOSE OF SELLING SHORT
  "AGAINST THE BOX".

  SECURITY SELECTION PROCESS
  In determining which securities to purchase for the actively managed portfolios, the Adviser reviews potential companies that meet its market capitalization, earnings history, liquidity and other fundamental and technical criteria and then analyzes this grouping from an industry perspective. Because different industries have varying risk and growth characteristics depending on prevailing economic and market conditions, valuation considerations vary. The Adviser invests in no tobacco companies. It is expected that all or substantially all (more than 95%), of the equity securities held by the Fund will trade on the New
  York and American Stock Exchanges, and NASDAQ.


  The equity securities in which the Fund will invest consist of common stocks, although the Fund reserves the right to purchase securities having characteristics of common stocks, such as convertible preferred stocks, convertible debt securities or warrants, if such securities are deemed to be significantly undervalued and their purchase is appropriate in furtherance of each Portfolio's objective as determined by the Adviser. The rating of any convertible preferred stocks, convertible debt, or other debt securities held by the Fund will be in the highest three levels of "investment-grade," that is, rated A or better by either Moody's Investors Service, Inc. or Standard & Poor's Corporation, or, if unrated, judged to be of equivalent quality as determined by the Adviser. The Fund may also invest in the following debt securities: 1) those which are direct obligations of the U.S. Treasury (e.g. Treasury bonds or bills), 2) those supported by the full faith and credit of the United States (e.g. "GNMA" certificates) and 3) those supported by the right of the issuer to borrow from the U.S. Treasury (e.g. "FNMA" securities).

  It is expected that short-term money market securities would normally represent less than 10% of the Fund's total assets. However, in the event future economic or financial conditions adversely affect equity securities of the type described above, the Fund may take a temporary, defensive investment position and invest all or part of its assets in such short-term money market securities. These short-term instruments include securities issued or guaranteed by the U.S. Government and agencies thereof.


  DISCLAIMERS--CENTER FOR RESEARCH IN
  SECURITY PRICES
  Bridgeway Ultra-Small Index Portfolio is not sponsored, sold, promoted, or endorsed by University of Chicago's Center for Research in Securities Prices (CRSP), the organization which created and maintains the CRSP Cap-Based Portfolio 10 Index. CRSP makes no representation or warranty, express or implied, about the advisability of investing in securities generally, or in any Bridgeway Fund portfolio specifically. CRSP has no obligation or liability with respect to the Fund portfolio or its shareholders.


  REDEMPTION REIMBURSEMENT FEE

  In order to minimize transaction costs and the negative tax consequences (for taxable accounts) of high turnover, the Board of Directors may impose a 2% redemption reimbursement fee for index portfolio shareholders who redeem in a down market. Specifically, this fee may be imposed any time the S&P 500 Index (without dividends) has declined more than 5% over the previous 5 trading days.

  The adviser believes this redemption reimbursement fee will discourage potential shareholders who would engage in panic selling which increases transaction costs and capital gains distributions.

  PRINCIPAL INVESTMENT RESTRICTIONS

  The Fund is subject to certain investment restric-tions which are fundamental policies that cannot be changed without the approval of a majority of the Fund's outstanding voting securities (as defined in the Investment Company Act of 1940, referred to as the "1940
  Act").

  Each Portfolio's investment objective is such a fundamental policy. In addition, as a matter of fundamental policy, (1)at least 75% of each portfolio's total assets are limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the portfolio and to not more than 10% of the outstanding voting securities of such issuer and (2) no portfolio may borrow money except from banks for temporary or emergency purposes in amounts not exceeding 10% of the Fund's net assets. However, the Aggressive Growth and Social Responsibility Portfolios may borrow money for investment purposes up to 50% of net assets prior to such borrowing as described earlier.
  Additional information about the Fund's fundamental policies and other investment restrictions is contained in the Statement of Additional Information.

  In addition, the Fund's operating policies preclude it from making certain investments if thereafter more than 10% of the value of its net assets would be so invested. The investments included in this 10% are (1) those which are restricted, i.e. those which cannot freely be sold for legal reasons (which the Fund does not expect to own); and
  (2) investments for which market quotations are not readily available (which the Fund does not expect to own).


  MANAGEMENT OF THE FUND

  The Fund's Board of Directors decides on matters of general policy and reviews the activities of the Fund's Adviser, and the Fund's officers conduct and supervise its daily business operations. Bridgeway Capital Management, Inc. (the "Adviser"), 5615 Kirby Drive, Suite 518, Houston, Texas 77005-2448, acts as the investment adviser to the Fund, subject to the control of the Fund's Board of Directors. The Adviser is a Texas corporation that was organized in 1993 to act as the Fund's investment adviser. The Adviser is controlled by its President John N. R. Montgomery and his family. From 1985 to 1992 Mr. Montgomery gained extensive experience managing his own investment portfolio utilizing the techniques that he uses in managing the Portfolios of the Fund. Mr. Montgomery is solely responsible for managing the assets of the Funds and selecting the securities that each Portfolio will purchase and sell, although he will be assisted by other employees who will provide him with research assistance. He has earned graduate degrees from both the Massachusetts Institute of Technology and Harvard Graduate School of Business Administration. Mr. Montgomery has been a research engineer/project manager at the Massachusetts Institute of Technology, has served as an executive with transportation agencies in North Carolina and Texas, and founded Bridgeway Capital Management, Inc. in
  July, 1993.


  The Adviser is responsible for the investment and reinvestment of the Fund's assets, provides the Fund with executive and other personnel, office space and other facilities and administrative services, and supervises the Fund's daily business affairs. It formulates and implements a continuous investment program for the Fund, consistent with the investment objectives, policies and restrictions of each of its Portfolios. Under the Management Contract with the Adviser, the Ultra-Small Company and Micro-Cap Limited Portfolios pay the Adviser a flat 0.9% annual management fee, the Ultra-Small Index Portfolio pays a flat 0.5% annual fee, and the Ultra-Large 35 Index Portfolio pays a 0.08% annual fee, computed daily and payable monthly. However, the fee for the Ultra-Small Company and Micro-Cap Limited Portfolios during the period that the net assets range from $27.5 to $55 million will be paid as if the Portfolios had $55 million

  GRAPH:
  AGGRESSIVE GROWTH & SOCIAL RESPONSIBILITY PORTFOLIO
  SAMPLE TOTAL MANAGEMENT FEES
  (BASED ON RELATIVE FUND PERFORMANCE)
  FUND PERFORMANCE              TOTAL MANAGEMENT
  RELATIVE TO S&P 500           FEE
    21.0%                        1.60%
    18.0%                        1.60%
    15.0%                        1.60%
    12.0%                        1.46%
     9.0%                        1.32%
     6.0%                        1.18%
     3.0%                        1.04%
     2.0%                         .90%
     0.0%                         .90%
    -2.0%                         .90%
    -3.0%                         .76%
    -6.0%                         .62%
    -9.0%                         .48%
   -12.0%                         .34%
   -15.0%                         .20%
   -18.0%                         .20%
   -21.0%                         .20%


  MICRO-CAP LIMITED  PORTFOLIO
  SAMPLE TOTAL MANAGEMENT FEES*
  (BASED ON RELATIVE FUND PERFORMANCE)

  FUND PERFORMANCE                TOTAL MANAGEMENT
  RELATIVE TO CRSP INDEX                FEE
   35.00%                             1.60%
   30.00%                             1.60%
   25.00%                             1.60%
   20.00%                             1.46%
   15.00%                             1.32%
   10.00%                             1.18%
    5.00%                             1.04%
    2.00%                             0.90%
    0.00%                             0.90%
   -2.00%                             0.90%
   -5.00%                             0.76%
  -10.00%                             0.62%
  -15.00%                             0.48%
  -20.00%                             0.34%
  -25.00%                             0.20%
  -30.00%                             0.20%
  -35.00%                             0.20%
  under management (that is $55 million times .009 equals
  $495,000), subject to a maximum 1.49% annual rate. In addition, the total expense ratio of each of these two
  Portfolios is subject to a 1.9% maximum cap.  The Ultra-
  Small Company and Micro-Cap Limited Portfolio fees are higher than the fee paid by most investment companies to their Adviser, but lower than the average of new "micro-cap" funds. The board of directors has determined that this fee structure is appropriate for these "very small-cap" and "micro-cap" funds and their "ultra-small" and "micro-cap" charters.


  The Aggressive Growth, Social Responsibility and Micro-Cap Limited Portfolios of the Fund pay the Adviser a base annual management fee, computed daily and payable monthly of 0.90% of the Fund's average daily net assets (also higher than that paid by most investment companies). The Aggressive Growth and Social Responsibility Portfolio base fees will be adjusted upwards or downwards by 4.67% of the difference between the investment performance of each Portfolio and the investment performance of the Standard & Poor's Composite 500 Stock Index (hereinafter, the "Index") over a five year rolling period of time. The Micro-Cap Limited Portfolio base fee will be adjusted upward or downward by 2.80% of the difference between the investment performance of the Portfolio and the investment performance of the CRSP Cap-Based Portfolio 9 Index of similar size companies. No performance fee adjustment will be made when the performance difference is less than or equal to 2%. The performance adjustment rate will range from -.7% to +.7%. Thus, depending on portfolio performance, the Aggressive Growth, Social Responsibility and Micro-Cap Limited Portfolios could pay a total annual advisory fee as low as 0.2% (among the lowest in the industry) or as high as 1.6% (among the highest in the industry). In accordance with the graph and table on page 15, a Portfolio could pay a higher fee when both the Portfolio's performance and the corresponding index performance are negative (e.g. if the Fund performance were -10%, but the corresponding index performance were - 13%); also the Fund could pay a lower fee when both performances were positive (e.g. if the Fund performance was +10% but the corresponding index performance was +13%).


  Since the Fund does not have a five year operating history, the performance rate adjustment will be calculated as follows during the remainder of the initial five year period of operations through September 30, 1999.



  From June 30, 1994 through Sept. 30, 1999, the performance rate adjustment fee will be calculated based upon a comparison of the investment performance of each Portfolio and the Index over the number of quarters that have elapsed since the Fund began operations. (The performance rate adjustment fee will not apply to the Micro-Cap Limited Portfolio until July 1, 1999.) Each time the performance adjustment fee is calculated, it will cover a longer time span, until it can cover a running five year period as intended. In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee. From July 1, 1997 to June 30, 1998, the Social Responsibility, Ultra-Small Index and Ultra-Large 35 Index Portfolios waived management fees of $1,950, $5,382 and $106.

  In addition to the fees payable to the Adviser, the Fund is responsible for its operating expenses, which include such items as interest, taxes, legal and audit expenses, and custodian and shareholder servicing agent fees. See Statement of Additional Information for more information as to the Fund's Board of Directors, Officers, the Adviser and the Fund's operating expenses.

  In placing orders for the Fund's portfolio transactions, the Adviser's policy is to seek "best execution", i.e.
  prompt and efficient execution at the most favorable price. In seeking to achieve this combination, the Adviser evaluates factors such as the overall quality and reliability of dealers and services they provide, including general execution capability, reliability, operational capacity and financial condition.

  CODE OF ETHICS

  Both the Fund and the Adviser subscribe to a mission statement which places integrity above every other business goal. The Fund portfolio manager is encouraged to invest in shares of the Fund and is not allowed to invest in shares of equity securities which the Fund might also potentially own. Other employees, officers, and directors of the Fund and the Adviser are also encouraged to own shares of the Fund and may only trade shares of equity securities within very stringent guidelines contained in the Code of Ethics. Neither the Fund nor the Adviser takes part in directed brokerage arrangements, pays soft dollar commissions or has a brokerage relationship with any affiliated organization. Copies of the mission statement and Code of Ethics may be obtained from the Fund. Any shareholder or potential shareholder who feels a policy, action, or investment of the Fund or Adviser does or may compromise the highest standards of integrity is encouraged to call the Fund President directly at 800-661-3550.

  DISTRIBUTION OF FUND SHARES

  Except for the Ultra-Small Company Portfolio, shares of the other Fund portfolios are offered at their net asset value without a sales charge as an investment vehicle for individuals, institutions, fiduciaries and retirement plans. The Fund reserves the right to reject any order. The Adviser may make payments out of its capital or profits of up to 0.25% of the average daily net assets attributable to broker/dealers or registered representatives including retirement plan consultants and fund marketplaces, that provide assistance in the Fund's efforts to distribute its shares. Such payments and any other costs of distribution are made by the Advisor out of its own resources. Any fee paid to fund marketplaces for transfer agency costs (not distribution) will be paid by the Fund itself. In accordance with Board policy, such transfer agency cost will not exceed a rate equal to the lesser of Bridgeway Fund's internal rate, or a rate representative of the mutual fund industry average. Any such distribution arrangement must be approved by a majority of independent Fund directors. On October 15, 1996 shareholders approved a 12b-1 plan whereby the Fund acts as its own distributor of its shares and the Adviser pays all distribution expenses of the Fund.


  HOW TO PURCHASE SHARES



  New shareholders of the Fund may purchase shares on a "no-transaction fee basis" through E*Trade (1-800-786-2575). These purchases may be made by computer over the "Internet," by touch tone phone or by voice response system. For a $15 per transaction charge, they may also be made through an E*Trade customer service representative. These fees are subject to change without notification by Bridgeway.


  New shareholders may also purchase shares on a fee for transaction basis through any fund marketplace that can demonstrate a reasonably constant flow of investments.
  Typical transaction fees range from $18 to $35, but do vary and may change. Currently four fund marketplaces have qualified under this plan: Ameritrade (1-800-669-
  3900), Jack White (1-800-233-3411), Fidelity (1-800-544-
  3902) and Waterhouse (1-800-934-4443).

  The minimum initial investment in any Fund Portfolio is $2,000. The minimum subsequent investment is determined by the fund marketplace. The Fund reserves the right to reject any order.

  TAX SHELTERED RETIREMENT PLANS

  Shares of the Fund may be purchased for various types of retirement plans, including Individual Retirement Plans
  (IRA's). For more complete information, contact the marketplaces listed in the preceding section.


  SUBSEQUENT PURCHASES BY BRIDGEWAY SHAREHOLDERS WHO
  WERE OF RECORD PRIOR TO JUNE 5, 1998


  Shareholders who bought shares of the actively managed portfolios directly from the Fund before June 5, 1998, may continue to make direct investments in any actively managed Fund Portfolio subject to a minimum purchase of $2,000 per portfolio and closing restrictions as outlined elsewhere in this Prospectus. The minimum subsequent investment is $500.


  NET ASSET VALUE


  The Fund's net asset value per share is determined on each day that the New York Stock Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m. Eastern time). Purchase orders received or shares tendered for redemption on a day the Exchange is open for trading prior to the close of trading on that day will be valued at the close of trading on that day. Application for purchase of shares and requests for redemptions of shares received after the close of trading on the Exchange will be based on the net asset value as determined as of the close of trading on the next day that the Exchange is open. See "Redemption Reimbursement Fee" (page 13) for important information on redemption fees for Ultra-Small Index and Ultra-Large 35
  Index Portfolios.


  The net asset value per share of each Portfolio is the value of the Portfolio's assets, less its liabilities, divided by the number of shares of the Portfolio outstanding. The value of the Fund's securities is determined on the basis of the market value of such securities. Short-term investments maturing in less than 60 days are valued at amortized cost unless the Board of Directors determines that it does not represent a fair value. See the Statement of Additional Information for further information.

  HOW TO REDEEM SHARES

  Shareholders of fund marketplaces should contact those marketplaces for redemption instructions. Bridgeway direct shareholders wishing to redeem shares by telephone may do so if appropriate information is supplied on the Account Registration Form. You can redeem shares by calling the Fund at 800-661-3550 (or in Houston 713-661-3265) prior to the close of the New York Stock Exchange (currently 4:00 p.m. E.S.T.) to receive that day's price. The proceeds may be sent by check to the address of record only or by wire transfer to your bank account of record only on the next business day following your telephone request. Wire transfers will incur a cost of $15 subtracted from the proceeds.


  Bridgeway direct shareholders wishing to redeem shares may do so at any time by writing or delivering written instructions in proper form to:Bridgeway Fund, Inc., 5615 Kirby Drive, Suite 518, Houston, TX 77005-2448.
  Redemption requests by fax will not be accepted. The signatures on written instructions to redeem shares must be in the same name as the account shares, and must have a medallion guarantee by a member of a national securities exchange or a commercial bank. Most commercial banks are now part of the medallion program, but not all. A medallion signature guarantee is not the same as notarization, and an acknowledgment by a notary public is not an acceptable substitute. Additional documents may be required from corporations or other organizations, fiduciaries or anyone other than the shareholder of record. Any questions concerning documents should be directed to the Fund at 800-661-3550 (or in Houston at 713-661-3265).


  The redemption request must specify the number of shares or dollars to be redeemed and be signed by all registered owners with signatures medallion guaranteed. The request will not be accepted unless it contains all required documents in proper form, as described above. If the request is in proper form, the shares specified will be redeemed at the net asset value next determined after receipt of the request.

  FREQUENT TRADING OF FUND SHARES

  The Fund discourages frequent redemptions or using the Fund as a short-term trading vehicle; it is intended for long-term investors. Shareholders who make a practice of frequent buying and selling of Fund shares may not be permitted to make additional investments in the Fund. Two times annually is considered frequent and includes exchanges among portfolios.

  PAYMENTS
  Payment for shares redeemed normally will be made within seven days of redemption and will be sent only to shareholders at the record address. However, payment may be delayed under unusual circumstances, as specified in the 1940 Act or as determined by the Securities and Exchange Commission. Payment may also be delayed for any shares purchased by check for a reasonable time (not to exceed 15 days from the purchase date) necessary to determine that the purchase check will be honored.
  Payment for redemptions above $250,000 may be made by securities in kind.


  REDEMPTION OF VERY SMALL ACCOUNTS
  In order to reduce the Fund's expenses, the Board of Directors is authorized to cause the redemption of all of the shares of any shareholder whose account has declined to a net asset value of less than $1,000, as a result of a transfer or redemption, at the net asset value determined as of the close of business on the business day preceding the sending of proceeds of such redemption. The Fund will give shareholders whose shares are being redeemed 60 days prior written notice in which to purchase sufficient shares to avoid such redemption.

  DIVIDENDS AND TAX STATUS

  The Fund declares dividends from net investment income and distributions from net capital gains annually and pays such dividends and distributions, if any, after year end or as otherwise required for compliance with Subchapter M of the Internal Revenue Code. All dividends and distributions in full and fractional shares of the Fund will be reinvested based on the record date, unless the shareholder notifies the Fund that dividends are to be paid in cash.


  The Fund expects to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, under which all taxable income is expected to be distributed to shareholders. If so qualified, the Fund will not be subject to federal income taxes on its net investment income and capital gains, if any, realized during any fiscal year which it distributes to its shareholders, provided that at least 90% of its net investment income earned in the fiscal year is distributed. The Fund will be subject to a nondeductible 4% excise tax to the extent it does not distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31st of that year, plus certain other amounts. All dividends from net investment income together with distributions of net short-term capital gains (collectively "income dividends") will be taxable as ordinary income to shareholders even though paid in additional shares. Long-term capital gains dividends will be taxable to shareholders as net long-term capital gains, regardless of the length of time a shareholder has owned Fund shares. Dividends and distributions are generally taxable to shareholders in the year in which received. However, dividends and distributions in January of any calendar year will be treated for tax purposes as if received in the prior calendar year on the record date for the dividend or distribution, if the record date was in October, November or December. The Fund will notify each shareholder after the close of the calendar year both of the dollar amount and the tax status of that year's dividends and distributions.

  Gains realized from the sale of securities will be long or short term, depending on the length of time owned by the Fund. The Fund may be required to impose backup withholding at a rate of 31% from income dividends and capital gain distributions and upon payment of redemption proceeds if a shareholder does not comply with federal requirements relating to the furnishing and certification of taxpayer identification numbers and reporting of dividends.

  PERFORMANCE INFORMATION

  From time to time the Fund may quote its average annual return ("standardized return") in advertisements or promotional materials. Advertisement and promotional materials reflecting standardized return ("performance advertisement") will show percentage rates reflecting the average annual change in the value of an assumed initial investment in the Fund of $1,000 at the end of one, five and ten year periods. If such periods have not yet elapsed, data will be given as of the end of a shorter period corresponding to the duration of the Fund.
  Standardized return assumes the reinvestment of all dividends and capital gain distributions.

  The Fund's standardized yield may be referred to in advertising and promotional materials (all such materials are paid for by Bridgeway Capital Management, Inc., the Fund's Adviser). The Fund's standardized yield shows the rate of income that it earns on its investments, expressed as a percentage of the net asset value of Fund shares.
  The Fund calculates yield by determining the interest income it earned from its portfolio investments for a specified thirty-day period (net of expenses), dividing such income by the average number of Fund shares outstanding, and expressing the result as an annualized percentage based on the net asset value at the end of that thirty day period. Yield accounting methods differ from the methods used for other accounting purposes; accordingly, the Fund's standardized yield may not equal the dividend income actually paid to investors or the income reported in the Fund's financial statements. Any non-standard performance measures will be accompanied by standard performance measures.


  In addition to standardized return, performance advertisements also may include other total return performance data ("non-standardized return"). Non standardized return may be quoted for the same or different periods as those for which standardized return is quoted and may consist of aggregate or average annual percentage rate of return, actual year by year rates or
  any combination thereof.   All data included in
  performance advertisements will reflect past performance and will not necessarily be indicative of future results. The investment return and principal value of an investment in the Fund will fluctuate, and an investor's proceeds upon redeeming Fund shares may be more or less than the original cost of the shares. The Fund's annual and semi-annual reports contain a quarterly performance graph and discussion. Call 800-661-3550 for a free copy.

  GENERAL INFORMATION

  The Fund was incorporated in Maryland on October 19, 1993. Shareholders are entitled to vote for each full share held (and fractional votes for fractional shares) and may vote in the election of Directors and on other matter submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders be held. No amendment may be made to the Articles of Incorporation without the affirmative vote of the holders of more than 50% of the Fund's outstanding shares. The holders of shares have no pre-emtive or conversion rights. Shares when issued are fully paid and non-assessable. PricewaterhouseCoopers LLP serves as the independent accountants of the Fund. Compass Bank acts as custodian of the Fund's assets. The Fund acts as its own accounting and shareholder servicing agent and its own distributor. Shareholder inquiries should be directed to the Fund at the address and telephone number indicated on the cover page of this prospectus.

                            BRIDGEWAY FUND, INC.

                    Statement of Additional Information

                             Dated October 31, 1998


  This Statement of Additional Information is not a prospectus, and it should be read in conjunction with the prospectus of Bridgeway Fund,Inc. (the "Fund"), dated
  October 31, 1998. A copy of the prospectus may be obtained directly from the Fund, which acts as the distributor of its own shares, at 5615 Kirby Drive, Suite
  518, Houston, Texas 77005-2448, telephone 800-661-3550 or
  in Houston 661-3265.



                            TABLE OF CONTENTS

                                                   Cross-
                                                 reference
                                                 to page in
                                         Page       the
                                                 Prospectus
  Investment Objective and Policies       2          8
  Risk Factors                            2          3
  Investment Restrictions                 3         13
  U.S. Government Securities              5         13
  Foreign Securities                      5          7
  New Issues and Closed End Funds         5          7
  Management                              6         14
  The Management Agreement                7          -
  Portfolio Transactions and Brokerage    11        17
  Net Asset Value                         12        18
  Redemption in Kind                      12        18
  Taxation                                12        20
  Performance Information                 13        20
  General Information                     14        21
  Financial Statements                    16         -


  INVESTMENT OBJECTIVE AND POLICIES



  The Fund was organized as a series fund with three initial portfolios or series: Bridgeway Ultra-Small Company Portfolio, Bridgeway Aggressive Growth Portfolio and Bridgeway Social Responsibility Portfolio. The Ultra-Small Index Portfolio and the Ultra-Large 35 Index Portfolios were added on July 20, 1997, and the Micro-Cap Limited Portfolio was added on June 5, 1998. All of these Portfolios have as their investment objective to provide total return (capital appreciation and current income), but the Ultra-Small Company, Ultra-Small Index, Micro-Cap Limited and Aggressive Growth Portfolios focus primarily on capital appreciation.The Portfolios' investment policies are described in the Fund's prospectus.


  The Adviser uses hedging strategies to vary the Aggressive Growth and Social Responsibility Portfolios' exposure to market risk. The Adviser currently measures market risk by estimating future "betas" based on the historical betas of individual stocks which make up the portfolio. Beta is a measure of market risk contained within the body of financial research called modern portfolio theory. A portfolio beta of 150% means that a 1% increase (decrease) in the stock market should result in a 1.5% increase (decrease) in the portfolio.


  The Adviser may use up to 5% of the Aggressive Growth Portfolio's net assets to establish positions in commodities futures and options, except that the aggregate initial margins and premiums required to establish such positions in any one commodity may not exceed 2% of net
  assets.   Subject to these two limiting constraints and
  applicable laws, this portfolio (only) may invest in commodity futures and options for the purpose of diversification in line with the stated portfolio objective.


  The Ultra-Small Company, Ultra-Small Index and Micro-Cap
  Limited Portfolios may take temporary, long stock index futures positions to offset the effect of cash held for future investing or for potential redemptions. For example, assume the fund were 96% invested in stocks and 4% in cash, and it wanted to maintain 100% exposure to market risk, but wanted to defer investment of this 4% to a future date. Then the Portfolio could take a long position in stock index futures such that the underlying value of securities represented by the futures did not exceed either the amount of portfolio cash or 35% of Portfolio total assets.


  RISK FACTORS

  A discussion of risk for each of the Fund portfolios appears on pages 3,6-8 of the prospectus. Because the Ultra-Small Company, Micro-Cap Limited and Ultra-Small Index Portfolios invest in stocks smaller than those generally available through mutual funds, the following gives more detailed insights into their risk and return characteristics. These statistics are based on the historical record of these financial instruments (asset classes) and are not the record of the Fund itself. The return numbers include reinvested interest and dividends, but do not include trading or operational costs, which a mutual fund would incur. The source of these data (which is used here by permission) is the Center for Research in Securities Prices (CRSP) Cap-Based Portfolios, and Ibbotson Associates, Stocks, Bonds, Bills, and Inflation, 1998 Yearbook.
  Short-term Risk


  Table A below indicates that the short-term volatility of ultra-small stocks (as represented by CRSP Cap-Based 10 Portfolio) is much higher than that exhibited by large stocks, bonds or Treasury Bills. To a somewhat lesser extent, the same is true of micro-cap stocks (as represented by the CRSP Cap-Based 9 Portfolio). Investors normally think of investments which exhibit low short-term volatility as "safe" or "conservative" and investments which exhibit high short-term volatility as "risky." Because of high volatility, it would be unwise to invest any money in ultra-small stocks or micro-cap stocks (or even in large stocks) which an investor needs in a one year timeframe. Thus, much more so than in other common stock mutual funds, it would be inappropriate to invest money which one needs in the immediate future in Bridgeway's Ultra-Small Company, Ultra-Small Index or Micro-Cap Limited Portfolios.

  Table A also indicates that over longer time periods, investors have been compensated for higher short-term risk with commensurately higher returns.



                            Table A
   Short-term Risk Characteristics of Various Asset Classes
                          (1926-1997)
                                Govt.  Corp.  Large  Micro-
  Cap Ultra-Small
                       T-Bills  Bonds  Bonds  Stocks  Stocks
  Stocks

  Avg. Annual Return    3.7%    5.2%   5.7%   11.0%   12.7%
  13.8%
  Std. Deviation        3.3%    9.2%   8.8%   20.3%   33.9%
  46.6%
  Beta                    NA      NA     NA    1.0     1.4
  1.7
  Worst year decline      NA   -9.2%  -8.1%  -43.3%  -58.0%
  -45.2%
  Worst year (1940-1996)  NA   -9.6%  -8.1%  -26.5%  -30.9%
  -27.8%
  % of 1-year declines    0%     28%    22%     28%     29%
  33%
  % of 3-year declines    0%     14%    11%     13%     20%
  23%
  % of 5-year declines    0%      9%    4%      10%     13%
  19%



  Long-term Risk

  While most of the statistics on Table A are intuitive (an investor generally obtains higher returns only when taking on more risk), there are some surprising risk characteristics of the asset classes over the longer timeframes. Assets which appear "safe" over the short-term are particularly vulnerable to the effects of inflation in the long-term. Table B presents the worst 16-year cumulative inflation adjusted return for each of these assets along with the percentage of 16-year periods from 1926 to 1997 for which returns did not keep up with inflation. On this basis, stocks do better than T-Bills and bonds, but ultra-small stocks especially shine. While ultra-small stocks have historically declined farther in a downturn, they have also generally come back faster after a decline. However, past performance may not be predictive of future results. Our overall conclusion is that ultra-small stocks may be too risky for short-term investments, but are an excellent hedge against long-term inflation for an investor willing to put up with the year-to-year volatility one will inevitably experience over any 16-year period.



                            Table B
    Long-term Risk Characteristics of Various Asset Classes
              ADJUSTED FOR INFLATION (1926-1997)
                               Govt.  Corp.  Large  Micro-
  Cap Ultra-Small
                      T-Bills  Bonds  Bonds  Stocks  Stocks
  Stocks

  Worst 16-year
  period              -43.9%  -49.4% -46.3%  -14.6%   -4.5%
  +10.0%

  % 16-year declines   28.0%   46.0%  35.0%    1.0%    1.0%
  0.0%

  INVESTMENT RESTRICTIONS

  The Fund has adopted the following restrictions (in addition to those indicated in its prospectus) as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority," as defined in the Investment Company Act of 1940 (the "1940 Act"), of the Fund's outstanding voting securities. Under the 1940 Act, the vote of the holders of a majority of a Fund's outstanding voting securities means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares.

  As indicated in the following list, the Fund's portfolios may not:

       1. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions.

       2. Make short sales of securities or maintain a short position if such sales or positions exceed 20% of total assets under management.

       3. Issue senior securities, except that the Aggressive Growth and Social Responsibility Portfolios may borrow on a secured or unsecured basis from banks up to 50% of net assets (not including the amount borrowed) for the purchase of securities, and any Portfolio may borrow on a secured or unsecured basis from banks up to 5% of its total assets on an unsecured basis from banks for temporary or emergency purposes. In addition, the Ultra-Large 35 Index Portfolio may borrow from banks up to 50% of net assets for the purpose of selling a security short "against the box" on a temporary basis to avoid capital gains distributions.

       4. Invest in options or futures if the aggregate initial margins and premiums required to establish such non-hedging positions exceed 5% of net assets. In addition, the Ultra-Small Company, Ultra-Small Index,
  Micro-Cap Limited and Ultra-Large 35 Index Portfolios may not invest in any options and may invest in stock market index futures only as described in the Prospectus.

       5. Invest in options or futures on individual commodities if the aggregate initial margins and premiums required to establish such positions exceed 2% of net assets. In addition, only the Aggressive Growth Portfolio may invest in any commodity options or futures.

      6. Buy or sell real estate, real estate limited partnership interests or other interest in real estate
  (although it may purchase and sell securities which are secured by real estate and securities or companies which invest or deal in real estate.)

       7. Make loans (except for purchases of publicly-traded debt securities consistent with the Fund's investment policies); however, the Aggressive Growth, Ultra-Small Index, Micro-Cap Limited and Ultra-Large 35
  Index Portfolios may lend its portfolio securities to others on a fully collateralized basis.

       8. Make investments for the purpose of exercising control or management.

       9. Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in the Fund's investment portfolio). (This restriction in no way prevents the Fund from acting as distributor of its own shares pursuant to a 12b-1 Plan adopted by shareholders on October 15, 1996.)

       10.  Invest 25% or more of its total assets
  (calculated at the time of purchase and taken at market value) in any one industry.
       11. As to 75% of the value of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities), or purchase more than 10% of all outstanding voting securities of any one issuer.

  The Fund observes the following restrictions as a matter of operating but not fundamental policy, pursuant to positions taken by federal and state regulatory authorities:

  The Fund may not:

       12. Purchase any security if as a result the Fund would then hold more than 10% of any class of securities of an issuer (taking all common stock issues as a single class, all preferred stock issues as a single class and all debt issues as a single class).

       13. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

       14. Invest more than 5% of the value of its net assets in warrants (included in that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American
  Stock Exchange).  In addition, the Ultra-Small Company,
  Ultra-Small Index, Micro-Cap Limited and Ultra-Large 35
  Index Portfolios may not purchase any warrants.

       15. Invest in any security if as a result the Fund would have more than 5% of its total assets invested in securities of companies which together with any predecessor have been in continuous operation for fewer than three years.

       16. Invest in oil, gas or mineral related programs, partnerships or leases.
  U.S. GOVERNMENT SECURITIES

  The U.S. Government securities in which the Fund may invest include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds, and obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States, such as Government National Mortgage Association ("GNMA") certificates, securities that are supported by the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks, and securities solely by the credit worthiness of the issuer,such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") securities.

  FOREIGN SECURITIES

  The Fund may invest up to 10% of its assets in foreign securities traded on Exchanges in the United States. Foreign securities carry incremental risk associated with:
  (1) currency fluctuations; (2) restrictions on, and costs associated with, the exchange of currencies; (3) the difficulty in obtaining or enforcing a court judgment abroad; (4) reduced levels of publicly available information concerning issuers; (5) restrictions on foreign investment in other jurisdictions; (6) reduced levels of governmental regulation of foreign securities markets; (7) difficulties in transaction settlements and the effect of this delay on shareholder equity; (8) foreign withholding taxes; (9) political, economic, and similar risks, including expropriation and nationalization; (10) different accounting, auditing and financial standards; (11) price volatility; and (12) reduced liquidity in foreign markets where the securities also trade. While some of these risks are reduced by investing only in ADRs and foreign securities listed on American exchanges, even these foreign securities may carry substantial incremental risk.

  NEW ISSUES AND CLOSED END FUNDS

  The Fund may invest up to 5% of total assets in the securities of "unseasoned issuers," those which together with any predecessor have been in continuous operation for fewer than three years. These companies have less historical data on which to evaluate past performance, are usually small companies, and thus may exhibit higher volatility and risk than other issues. The Fund is not restricted as to purchases of "new issues" which have been in continuous operation for more than three years, although these may also exhibit higher volatility and risk.

  The Fund may also invest up to 5% of total assets in closed end mutual funds. These securities may sell at a premium or discount to the net asset value of their underlying securities. While gaining further diversification through such investments, the Fund will bear the additional volatility and risk that, in addition to changes in value of the underlying securities in the closed end funds, there may be additional increase or decrease in price due to a change in the premium or discount in their market prices.

  MANAGEMENT

  The overall management of the business and affairs of the Fund is vested with its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreement with its Adviser, Custodian and Transfer Agent. The day to day operations of the Fund are delegated to its officers, subject to the investment objectives and policies of the Fund and to general supervision by the Board of Directors.

  The directors and officers of the Fund and of the Adviser, their business address and previous principal occupations are;


                       Position
                       with the   Principal Occupation
                          Fund
  John N.R.            President  President of the Fund
  (since
  Montgomery*          and        11/22/93) and the Adviser
                       Director   (since 7/1/93), self
  employed
                                  from 12/91 to 7/93.
                                  Prior to that he was an
                                  executive with
  transportation
                                  agencies in Texas and N.
  Carolina
                                  and an engineer/project
  manager
                                  at MIT.

  Karen S. Gerstner    Director   Attorney and partner,
                                  Dinkins Kelly Lenox
                                  Gerstner & Lamb, LLP
                                  Houston, Texas.

  Miles Douglas       Director    Vice President, Wood,
  Harper,III                      Harper, PC, a CPA firm in
                                  Houston, Texas, since
                                  2/1991, Senior Staff
                                  Accountant Pannell Kerr &
                                  Forster 1990-91, Senior
                                  Staff Accountant, Price
                                  Waterhouse 1986-90.

  Glen Feagins        Treasurer   Employee of Bridgeway
  Capital
                                  Management since 1995.
                                  Self-employed consultant
  in
                                  the mutual fund industry
                                  from 1992 to 1995.
                                  Vice-President/Treasurer
  of
                                  another mutual fund family
                                  from 1987 to 1992.


  Joanna Schima       Secretary   Employee of Bridgeway
  Capital
                                  Management since 1993.
                                  Owner of small business
                                  1988-1993, prior to that,
                                  Telecommunications Manager
                                  for American Capital
                                  Management & Research,
                                  Inc., Houston, Texas.

  *denotes directors who are "interested persons" of the Fund under the
  1940 Act.

  The address of all of the Directors and Officers of the Fund is 5615
  Kirby Drive, Suite 518, Houston, Texas 77005-2448.


  The fund pays fees of $500 per meeting to directors who are not "interested persons" of the Fund. Such directors are reimbursed for any expenses incurred in attending meetings. During fiscal year 1998, the directors received the following compensation:


                   Aggregate    Pension or    Estimated
  Annual    Total
                 Compensation   Retirement     Benefits Upon
  Compensation
  Name            from Fund  Benefits Accrued  Retirement
  from the Fund
  of Director
  Karen Gerstner    $2,000          N/A              N/A
  $2,000/1/

  Miles Douglas
  Harper, III       $2,000          N/A              N/A
  $2,000/1/

  John N.R.
  Montgomery            $0          N/A              N/A
  $0


  /1/ The directors received this compensation in the form of shares of the Fund, credited to his or her account.

  THE MANAGEMENT AGREEMENT


  Subject to the supervision of the Board of Directors, investment advisory, management and administration services are provided to the Ultra-Small Company, Aggressive Growth and Social Responsibility Portfolios by Bridgeway Capital Management, Inc., (the "Adviser") pursuant to an Investment Management Agreement dated May 26, 1994 as amended on April 29, 1998 (the "Agreement").
  A second Investment Management Agreement dated May 26, 1997 as amended on April 29, 1998 addresses the management of the Ultra-Small Index Portfolio and the Ultra-Large 35 Index Portfolio. A third Investment Management Agreement dated June 3, 1998 addresses the management of the new Micro-Cap Limited Portfolio. The Adviser is a Texas corporation organized in 1993 to act as Adviser to the Fund and is controlled by Mr. John N. R. Montgomery and his family.

  Under both Agreements, the Adviser will provide a continuous investment program for the Fund and make decisions and place orders to buy, sell or hold particular securities. The Adviser also will supervise all matters relating to the operation of the Fund and will obtain for it corporate officers, clerical staff, office space, equipment and services.


  As compensation for Adviser services rendered to the Ultra-Small Index and Ultra-Large 35 Index Portfolios, and the charges and expenses assumed and to be paid by the adviser as described above, these Portfolios pay the Adviser a base fee computed and payable on or about the last market day of each month at the following annual rate:

      .5% of the value of the Ultra-Small Index Portfolio's average daily net assets and

      .08% of the value of the Ultra-Large 35 Index
  Portfolio's average
       daily net assets

  As compensation for its services rendered and the charges and expenses assumed and to be paid by the Adviser as described above, the Aggressive Growth, Social
  Responsibility, Ultra-Small Company and Micro-Cap Limited
  Portfolios pays the Adviser a base fee computed and payable on or promptly after the last market day of each month at the following annual rate:


      .9% of the value of the Portfolio's average daily net assets during such month up to $250,000,000;
      .875% of the next $250,000,000 of such assets; and .85% of such assets over $500,000,000;

  except that the fee for the Ultra-Small Company and Micro-Cap Limited Portfolios during the period that the Portfolio's net assets range from $27.5 million to $55 million will be paid as if the Portfolio had $55,000,000 under management (that is, $55 million times .009 equals $495,000), subject to a maximum 1.49% annual rate.

  For purposes of calculating such fee, average daily net assets shall be computed by adding the total asset values less liabilities of each Portfolio as computed by the Adviser each day (during the month and dividing the resulting total by the number of days in the month). Expenses and fees of each Portfolio, including the advisory fee, will be accrued daily and taken into account in determining net asset value. For any period less than a full month during which this agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month.

  The Aggressive Growth, Social Responsibility and Micro-Cap Limited Portfolio base fee described above will be adjusted each quarterly period (as defined below) by adding to or subtracting from such rate, when appropriate, the applicable performance adjustment rate percentage as described below. The resulting advisory fee rate will then be applied to the average daily net asset value of the Fund for the succeeding quarterly period. The advisory fee will be accrued daily and paid monthly.

  The performance adjustment rate shall vary with a Portfolio's performance as compared to a benchmark index and will range from -0.7% to +0.7%. The benchmark index for the Aggressive Growth and Social Responsibility Portfolios is the capitalization weighted Standard & Poor's 500 Composite Stock Price Index with dividends reinvested (hereinafter "S & P 500 Index") and for the Micro-Cap Limited Portfolio will be the CRSP Cap-Based Portfolio 9 Index with dividends reinvested. The performance rate adjustment will be calculated at 4.67% (Aggressive Growth and Social Responsibility) and at 2.8% (Micro-Cap Limited) of the difference between the performance of the Portfolio and that of the benchmark index, except that there will be no performance adjustment if the difference between the Portfolio performance and the benchmark index performance is less than or equal to 2%. The graphs and tables in the Prospectus (see "Management of the Fund") illustrate the relationship between the advisory fee and the portfolio performance relative to the benchmark index.


  The performance period shall consist of the most recent five year period ending on the last day of the quarter
  (March, June, September and December) that the New York
  Stock Exchange was open for trading. For example, on February 15, 2006, the relevant five year period would be from Friday, December 29, 2000 through Friday, December
  30, 2005.


  The performance of the benchmark index will be the 5 year percentage increase (or decrease) in the S & P 500 Index/CRSP Cap-Based Portfolio 9 Index with dividends reinvested. The Portfolio performance will be the percentage increase (or decrease) of the portfolio net asset value per share over the performance period and will be calculated as the sum of: 1) the change in the portfolio unit value during such period, 2) the unit value of portfolio distributions from income or capital gains (long or short term) having an ex-dividend date occurring within the performance period and assumed to have been reinvested at the net asset value on ex-date, and 3) the unit value of capital gains taxes paid or accrued during the performance period of undistributed realized capital gains, if any. Thus, the Portfolio performance will be in accordance with SEC standardized total return formula.


  The adjustment to the base advisory fee will not be cumulative. An increased fee will result even though the performance of the Fund over some period of time shorter than the performance period has been behind that of the Index and, conversely, a reduction in the base advisory fee will be made for a month even though the performance of the Fund over some period of time shorter than the performance period has been ahead of that of the Index.


  As indicated above, the Fund's expenses (including the monthly base advisory fee) will be accrued daily. The performance adjustment for each performance fee period will be computed monthly and accrued daily in the subsequent monthly period and taken into account in computing the daily net asset value of a Fund Portfolio's share. However, the expenses in excess of any maximum expense limitation that is assumed by the Fund's Adviser, if any, shall not be accrued for the purpose of computing the daily net asset value of a Fund share.


  Since the Aggressive Growth and Social Responsibility
  Portfolios do not have a five year operating history, the performance rate adjustment will be calculated as follows during the initial five year period.


  From April 30, 1995 through September 30, 1999, the performance rate adjustment fee will be calculated based upon a comparison of the investment performance of each Portfolio and the benchmark index over the number of quarters that have elapsed since the Fund began operations (August 5, 1994). Each time the performance adjustment fee is calculated, it will cover a longer time span, until it can cover a running five year period as intended. In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee.


  Since the Micro-Cap Limited Portfolio does not have a five year operating history, the performance rate adjustment will be calculated as follows during the initial five year period.


      (a) From Portfolio inception through June 30, 1999, the performance rate adjustment will not be operative.
  The advisory fee payable will be the base fee only.

      (b) From July 1, 1999 through June 30, 2003, the performance rate adjustment fee will be calculated based upon a comparison of the investment performance of the Portfolio and the benchmark index over the number of quarters that have elapsed since June 30, 1998. Each time the performance adjustment fee is calculated, it will cover a longer time span, until it covers a running five year period as intended. In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee.


  During the period from July 1, 1997 through June 30, 1998 and in accordance with the management fee schedules described above, the Adviser waived and reimbursed the following fees from each of the Portfolios:


                   Advisory Fee    Expense        Waived
  Waived
  Portfolio        Per Contract  Reimbursement  Advis.Fees
  Accounting Fee
  Ultra-Small
  Company            $495,000     ($0)       ($0)
  ($0)
  Ultra-Small
  Index              $5,382       ($1,926)   ($5,382)
  ($3,386)
  Aggressive
  Growth             $39,058      ($0)       ($0)
  ($0)
  Social
  Responsibility     $1,950       ($5,765)   ($1,950)
  ($15,219)
  Ultra-Large
  35 Index           $106         ($9,077)   ($106)
  ($3,442)



  The Net Advisory Fees were paid at the end of each quarter after the earned fee was adjusted for any expense overage in accordance with the Adviser's undertaking to maintain an expense ratio at or below 2.0% for Aggressive Growth and Ultra-Small Company, 0.75% for Ultra-Small Index, 1.9% for Micro-Cap Limited, 1.5% for Social Responsibility and 0.15% for Ultra-Large 35 Index.


  In addition to the fee payable to the Adviser, the Fund is responsible for its operating expenses, including: (1) the charges and expenses of any custodian or depository appointed by the Fund for the safekeeping of its cash, securities and other property, (2) the charges and expenses of bookkeeping personnel, auditors and accountants, computer services and record keeping, (3) the charges and expenses of any transfer agents and registrars appointed by the Fund, (4) brokers' commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party,
  (5) all taxes and corporate fees payable by the Fund to federal, state or other government agencies, (6) fees and expenses involved in registering, filing, and maintaining registrations of the Fund and of its shares with the Securities and Exchange Commission and qualifying its shares under state or other securities laws, including the preparation and printing of prospectuses used for these purposes and for shareholders of the Fund, (7) fees and expenses involved in registering and maintaining registrations of the Fund and of its shares with the Securities and Exchange Commission and qualifying its shares under state or other securities laws, including the preparation and printing of prospectuses used for these purposes and for shareholders of the Fund, (8) all expenses of shareholders' and directors' meetings and of preparing and printing reports to shareholders, (9) charges and expenses of legal counsel for the Fund in connection with legal matters relating to the Fund, including without limitation, legal services rendered in connection with the Fund's corporate existence, corporate and financial structure and relations with its shareholders, registrations and qualifications of securities under federal, state and other laws, issues of securities and expenses which the Fund has herein assumed,
  (10) compensation of directors who are not interested persons of the Adviser, (11) interest expense,
  (12)insurance expense and (13) association membership dues.

  The Adviser will not be liable to the Fund for any error of judgment by the Adviser or any loss sustained by the Fund except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.


  The Fund acts as the distributor of its shares pursuant to a 12b-1 Plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there is no "12b-1 fee."


  The Agreements were first approved by the Board of Directors on January 17, 1994, March 19, 1997 and February 27, 1998. The continuation of the agreements was approved on April 29, 1998 by a majority of the Directors who neither are interested persons of the Fund nor have any direct or indirect financial interest in the Agreement or any other agreement related thereto ("Independent Directors"). The current contracts continue through June 30, 1998. If not terminated, the Agreements will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually (i) by a majority vote of the independent Directors cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Board of directors or by vote of a majority of the outstanding voting securities of the Fund.


  The Agreement is terminable by vote of the board of directors or by the holders of a majority of the outstanding voting securities of a Fund Portfolio at any time without penalty, on 60 days written notice to the Adviser. The Agreement also may be terminated by the Adviser on 60 days written notice to the Fund. The Agreement terminates automatically upon its assignment (as defined in the 1940 Act).

  In addition to the stringent code of ethics described on page 17 of the prospectus, the Adviser has a unique mission statement, which sets it apart from others in the industry:

  Our mission is to:

  -oppose and alleviate the effects of genocide and
      oppression,
  -support Christian service,
  -nurture educational causes, and
  -improve the quality of urban life.


  Our role in this effort is primarily, but not exclusively, a financial one. As stewards of others' money, we strive to:

  -uphold the highest standards of integrity.
  -maintain a long term risk-adjusted investment performance record in the top 5% of investment advisers,*
  -provide extraordinary service quality,
  -achieve a superior (efficient) cost structure,and

  Our greatest resource is people. Recognizing this, we strive to:

  -create a positive, fun, and challenging atmosphere, -provide fair compensation commensurate with performance,
  -give regular, peer feedback,
  -spend resources lavishly on hiring and training, and -value the family.

  *The Adviser can not promise future performance levels, nor do past results guarantee future returns. However, the Adviser and the Fund have committed to clearly communicating performance versus industry benchmarks in each report to shareholders.

  The Adviser is also committed to donating a majority of its own investment advisory fee profits to charitable and non-profit organizations. To maximize this objective, the adviser seeks a superior cost structure. There are no expensive perks or luxurious offices. The quantitative investment methods used do not require a large research staff. Employees are paid commensurate with performance and market salary scales, but subject to the following cap: the total compensation of the highest paid employee can not be more than seven times that of the lowest paid employee. These policies should also contribute to lower Fund expense ratios as assets grow.

  PORTFOLIO TRANSACTIONS AND BROKERAGE

  The Advisor undertakes that in connection with its duties to arrange for the purchase and the sale of securities held in the portfolio of the Fund, the Adviser shall select such broker-dealers ("brokers") as shall, in its judgment, achieve the policy of "best execution," i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Adviser is authorized by the Agreement to consider the reliability, integrity and financial condition of the broker. The Adviser is also authorized by the Agreement to consider whether the broker provides research or statistical information to the Fund and/or other accounts of the Adviser.


  The Advisor undertakes that the commissions paid to brokers may be higher than another broker would have charged if a good faith determination is made by the Adviser that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Adviser's overall responsibilities as to the accounts as to which it exercises investment discretion and that the Adviser shall use its judgment in relation to the value of brokerage and research services provided and need not place or attempt to place a specific dollar value on such services or on the portion of commission that such determinations were in good faith, and to show the overall reasonableness of commission paid, the Adviser shall be prepared to show that commissions paid (i) were for services contemplated by the Agreement, (ii) were for products or services which provide lawful and appropriate assistance to its decision-making process and (iii) were within a reasonable range as compared to the rates charged by brokers to other institutional investors as such rates may become known from available information.


  The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information assisting the Fund in the valuation of its investments. The research which the Adviser receives for the Fund's brokerage commissions, whether or not useful to the Fund, may be useful to it in managing the accounts of its other advisory clients, if any.
  Similarly, the research received for the commissions of such accounts may be useful to the Fund. In its last fiscal year ending June 30, 1998, the Fund's Portfolios paid brokerage commissions totaling $101,498, as follows:


                                       Brokerage
        Portfolio                      Commissions Paid

        Aggressive Growth               $ 9,779
        Social Responsibility           $   685
        Ultra-Small Company             $86,883
        Ultra-Small Index               $ 4,071
        Ultra-Large 35 Index            $    80


  It is the Advisor's present policy to a) conduct essentially all of its own financial research and b) not to pay soft dollar commissions of any kind. The Advisor will inform the Fund Board of Directors of any changes to this policy.

  NET ASSET VALUE

  The net asset value of the Fund's shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) each business day that the Exchange is open for business. The Exchange annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days:
  New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.


  The net asset value per share of each of the Fund's
  Portfolios is computed by dividing the value of the securities held by the Portfolio plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of Portfolio shares outstanding at such time.

  Portfolio securities that are principally traded on a national securities exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at their last sale on the exchange on which they are principally traded prior to the close of the New York Stock Exchange or, in the absence of recorded sales, at their current bid price (long position) or asked price (short positions.) Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors.

  REDEMPTION IN KIND

  If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly in cash, the Fund may pay the redemption price in part by a distribution in kind of securities from the portfolio of the Fund, in lieu of cash. The Fund has elected to be governed by Rule 18F-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90 day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in converting the assets into cash.

  TAXATION

  For the current and all subsequent fiscal years, the Fund intends to elect to be and to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code (the "Code"). In each taxable year that the Fund so qualifies, the Fund will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of interest and dividend income and net short term capital gains) and net capital gains that is distributed to shareholders. Since the Fund intends to engage in various hedging transactions, under various provisions of the Code, the result of such transactions may be to change the character of recognized gains or losses, accelerate the recognition of certain gains and losses, and defer the recognition of certain losses.


  In order to qualify for treatment as an RIC, the Fund must distribute annually to its shareholders at least 90% of its investment company taxable income and must meet several additional requirements. They include (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or currencies; (2) less than 30% of the Fund's gross income each taxable year may be derived from the sale or other disposition of securities held for less than three months; (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, limited in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund, and that does not represent more than 10% of the outstanding voting securities of such issuer and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

  The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31st of that year, plus certain other amounts.

  Dividends and Distributions
  Dividends from the Fund's investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits. Distributions of the Fund's net capital gains (whether paid in cash or invested in additional shares) will be taxable to shareholders as long-term capital gain, regardless of how long they have held their Fund shares.

  Dividends declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have been paid by the Fund and received by the shareholders on the record date if the dividends are paid by the Fund during the following January. Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.


  Withholding
  The Fund is required to withhold 20% of all dividends, capital gain distributions and repurchase proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. The Fund also is required to withhold 31% of all dividends and capital gain distributions paid to such shareholders who otherwise are subject to backup withholding.

  PERFORMANCE INFORMATION

  Total Return
  Average annual total return quotations, used in the Fund's advertising and promotional material, for the 1,5 and 10 year periods (when available) ended on the date of the most recent balance sheet included in the registration statement are determined by finding the average annual compounded rates of return over the 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, by the following formula:

            P((1 + T) raised to the power of n ) = ERV

  where "P" equals hypothetical initial payment of $1,000;
  "T" equals average annual total return; "n" equals the number of years and "ERV" equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 years periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

  Any disclosure will also include the length of and the last day in the period used in computing the quotation and a description of the method by which average total return is calculated.

  Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or "T" in the formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

  Yield
  Annualized yield quotations based on a 30-day (or one month) period ended on the date of the most recent balance sheet included in the Fund's registration statement, and used in the Fund's advertising and promotional materials are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

      YIELD = 2 [((((a-b) / cd) + 1) raised to the power of
  6) - 1 ]

  where "a" equals dividends and interest earned during the period; "b" equals expenses accrued for the period (net of reimbursements); "c" equals the average daily number of shares outstanding during the period that are entitled to receive dividends and "d" equals the maximum offering price per share on the last day of the period.

  Any such disclosure will also include the length of and the last day in the period used in computing the quotation and a description of the method by which yield is calculated.

  Except as noted below, in determining net investment income earned during the period ("a" in the above formula), the Fund calculates interest earned on each debt obligation held by it during the period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the period or, if the obligation was purchased during the period, the purchase price plus accrued interest; (2) dividing the yield to maturity by 360 and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest). Once interest earned is calculated in this fashion for each debt obligation held by the Fund, net investment income is then determined by totaling all such interest earned.

  For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if not, the maturity date.

  Other Information
  The Fund's performance data quoted in advertising and other promotional materials represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in the Fund will fluctuate, and an investor's redemption proceeds may be more or less than the original investment amount. In advertising and promotional materials, the Fund may compare its performance with data published by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar") or CDA Investment Technologies, Inc. ("CDA"); Fund rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, Morningstar or CDA; and advertising and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, The Wall Street Journal, Money, Forbes, Value Line, Business Week, Financial World and Barron's.


  GENERAL INFORMATION

  The Fund, incorporated in the State of Maryland on October 19, 1993 is authorized to issue 1,000,000,000 shares of common stock, $.001 par value (the "Common Stock").
  Shares of the Fund, when issued, are fully transferable and redeemable at the option of the Fund in certain circumstances as described in the Fund's Prospectus under "How to Redeem Shares." All Fund shares are equal as to earnings, assets and voting privileges. There are no conversion, pre-emptive or other subscription rights. Under the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine. Each share of each series of the Fund's outstanding shares is entitled to share equally in dividends and other distributions and in the net assets belonging to that series of the Fund on liquidation. Accordingly, in the event of liquidation, each share of the Fund's common stock is entitled to its portion of all of the Fund's assets after all debts and expenses have been paid. The shares of the Fund do not have cumulative voting rights for the election of Directors.


  It is not contemplated that regular annual meetings of shareholders will be held. There normally will be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. The Fund has undertaken to afford shareholders certain rights, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more directors. Such removal can be effected upon the action of two-thirds of the outstanding shares of the Fund. The directors are required to call a meeting of shareholders for the purpose of voting on the question of removal of any director when requested in writing to do so by shareholders of record of not less than 10% of the Fund's outstanding shares. The directors will then, if requested by the applicants, mail at the applicants' expense the applicants' communication to all other shareholders.

  The following individuals own more than 5% of the outstanding shares of each portfolio of the Fund as of June 30, 1998.


                                                Percentage Ownership
                                             Aggr.  Social  Ultra-Sm
  Ultra-Sm Ultra-Lg Micro-Cap
  Name                 Address               Growth Respons.Company
  Index    Index      Ltd.
  Donaldson, Lufkin   P.O. Box 2052                          4.8%
  32.2%    13.8%      9.3%
  and Jenrette & Co.  Jersey City, NJ 07303

  E*Trade Securities  2400 Geng Rd.
                      Palo Alto, CA  94303
  39.6%

  Gus Gross           9202 Triola Lane
                      Houston, TX  77036             6.3%

  Ken Kern            4444 Richmond           6.5%
                      Houston, TX  77027

  National City Bank  P.O. Box 94984
                      Cleveland, OH  44101           6.2%

  National Financial  200 Liberty St.         11.8%  44.3%   14.6%
  31.7%    63.0%       19.7%
  Services            New York NY 10281

  National Investor   55 Water St.
  Services            New York, NY  10041
  25.4%    22.1%        7.2%

  John Silard         6916 Wilson Ln.
                      Bethesda, MD  20817            5.6%

  Technical Risks,Inc 2020 N. Memorial               5.9%
                      Houston,TX  77007

  William Wallace     1500 W. Kennedy Rd.     7.0%
                      Lake Forest, IL  60045
  Total                                      25.3%  68.3%   19.3%
  89.3%   98.9%        75.8%

  All officers/directors                      0.6%   1.8%     0.2%
  4.4%


  FINANCIAL STATEMENTS


  The Fund's 1998 Annual Report to Shareholders was mailed to shareholders on August 31, 1998; it will be sent to any other interested party upon written request to the Fund.



  Part C

  OTHER INFORMATION


  Item 24.Financial Statements and Exhibits

  (a)Financial Statements

  (b)Exhibits

  1.  Charter of Registrant (Incorporated by reference)

  2.  By-laws of Registrant (Incorporated by reference)

  3.  Inapplicable

  4. Inapplicable as By-Laws provide for no stock certificates

  5.  Management Contracts

  6.  Inapplicable

  7.  Inapplicable

  8.  Custodian Agreement (Incorporated by reference)

  9.  None as Registrant will act as its own transfer agent

  10. Opinion of Counsel


  11. Consent of Independent Auditors

  12. Inapplicable

  13. Investment Representation letter from initial
  Shareholders(Incorporated
  by reference)

  14. Inapplicable

  15. 12b-1 Plan (Incorporated by reference)

  16. Inapplicable


  Item 25.Persons controlled by or under Common Control with Registrant

  NONE

  Item 26.Number of Holders of Securities

                   (1)                         (2)
                                      Number of Record
  Holders
            Title of Class            as of June 30, 1998.
  Ultra-Small Portfolio                          2896

  Aggressive Growth Portfolio                     549

  Social Responsibility Portfolio                 108

  Ultra-Small Index Portfolio                     114

  Ultra-Large 35 Index Portfolio                   45

  Micro-cap Limited                              1298

  Item 27. Indemnification
  See Indemnification Section of By-Laws which is incorporated here by reference. Registrant will maintain with Rollins Executive Risk Services Directors and Officers Errors and Omissions liability insurance covering (among other things) amounts which Registrant may pay pursuant to the foregoing indemnification provisions.


  Item 28. Business and Other Connections of Investment
  Adviser

  As stated in the Prospectus and Statement of Additional
  Information, the Investment Adviser was organized in 1993 and will act as an Investment Adviser to other individuals, businesses and registered investment companies.


  Item 29. Principal Underwriters

  Bridgeway Fund is the distributor of its own securities.


  Item 30. Location of Accounts and Records

  Accounts and Records of the Registrant are maintained at the offices of the Registrant, its Adviser and Distributor at 5615 Kirby Drive, Suite 518, Houston, TX 77005-2448. Custody records are maintained at the offices of the Registrant's Custodian Bank, Compass Bank at P.O. Box 4886, Houston, TX 77210.


  Item 31. Management Services

  Other than as set forth under MANAGEMENT in the Statement of Additional Information, Registrant is not a party to any management related service contract.

  Item 32. Undertakings

  Incorporated by reference.

  August 28, 1998



  Dear Fellow Ultra-Small Company Shareholder,

  Translation: The June 30, 1998 fiscal year included our best quarter and our worst quarter of the four years we have been operational. Overall, we beat all our benchmarks for the full fiscal year. If you would like to read only the highlights of this report to save time, I recommend reading only the paragraphs which begin _Translation._ Alternatively, you could just stop here. For others, the details follow_

  I explained the reasons for our June quarter performance in a separate letter dated July 16. This letter highlights our performance for the full fiscal year. Attached are our audited financial statements, including a full schedule of investments.

  Due to our poor June quarter performance, we slipped to the 45th percentile among small-cap funds for our full fiscal year. On a trailing three-year basis, we slipped from the first percentile to the 3rd. For the longer period, I consider this to be stellar performance within the context of
  current large-company dominance, as described below.   The
  table below presents our quarter, one year, and life-to-date financial results according to the formula required by the SEC.

                                           June Qtr.   1 Year      Life-to Date
                                           4/1/98      7/1/97      8/5/94 to
                                           to 6/30/98  to 6/30/98  6/30/98**
  Ultra-Small Company Portfolio            -10.5%      18.4%       26.6%
  Lipper Small-Cap Stock Funds*            -4.1%       18.1%       21.8%
  Russell 2000 (small growth stocks)*      -4.7%       16.5%       19.1%
  CRSP Cap-Based Portfolio 10 Index*       -7.7%       15.8%       18.0%

  *The Lipper Small-Cap Stock Funds is an index of small company funds compiled by Lipper Analytical Services, Inc. The Russell 2000 is an unmanaged index of small stocks, with dividends reinvested. The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 2,661 ultra-small companies compiled by the Center for Research in Security Prices, with dividends reinvested. Past performance does not guarantee future returns.
  ** Life-to-date returns are annualized; the June quarter period is not annualized.

  GRAPH:
  _Growth of $10,000 Invested in various Funds and Indexes from 8/5/94 to 6/30/98_
  Shows the growth of $10,000 in the Bridgeway Ultra-Small Company Portfolio, the Lipper Small Company Growth Funds, the Russell 2000 Index and the CRSP Cap-based Portfolio 10 Index. As of 6/30/98 the $10,000 had grown to $25,115 in the Bridgeway Ultra-Small Company Portfolio, $21,570 in the Lipper Small Company Growth Funds, $19,805 in the Russell 2000 Index and $19,092 in the CRSP Cap-based Portfolio 10 Index.


  Explanation of Performance:  Large Company Dominance
  Accelerates

  Translation: The largest companies really shined in the last four years, last year, and especially the last quarter. Along with an extended bull market, this has been the trend over the last four years, but it runs counter to the long-term trend of small-stock dominance. We expect this trend to reverse, to our Portfolio's advantage, but not necessarily in the near term. We'll be ready whenever it happens.

  Occasionally, we get calls from shareholders asking why our calendar year-to-date returns are so much poorer than _the market._ Usually, by _market,_ the caller means one of the more widely reported large company indexes such as the Dow Jones Industrial Average. The primary answer to this question is that while large companies have given up only one-third of their gain from June, 1997 to June, 1998, small stock averages have given back their entire gain plus more. In some previous shareholder letters I have presented a graph of the amount by which the S&P 500 Index has outperformed the Russell 2000 index since our inception in 1994. Since Bridgeway Capital Management now subscribes to CRSP's full database, I would like to present the same kind of graph using CRSP's data about the largest (currently 212) companies relative to the ultra-small ones:
  GRAPH:
  _The Widening Gap between Ultra-Large and Ultra-Small Stocks from 7/29/94 to 6/30/98_
  This graph shows widening gap of returns of Ultra-Large stocks vs Ultra-Small stocks. The graph shows the large stocks appreciating much more rapidly than the small stocks. The graph also demonstrates how the Bridgeway Ultra-Small Company Portfolio compares to the large and small stock performance. As of 6/30/98 the total percentage changes were 186%, 151% and 91% for the Ultra-Large Stocks, Ultra-Small Company Portfolio and Ultra-Small Stocks, respectively

  The largest companies have outperformed the smallest ones by a whopping 95% on a cumulative basis. While the Ultra-Small Company Portfolio kept ahead of even the large company indexes through the end of calendar 1997, we have not been able to overcome this continued huge discrepancy. Indeed, Bridgeway's large-cap portfolios (Social Responsibility and Ultra-Large 35 Index) are among a small minority of funds to beat the large-cap indexes this calendar year, and they have trounced all our small-cap portfolios.

  The Hundred Year Storm or _What Will the Future Bring?_

  Translation: The good news is--if longer-term history is any guide--eventually we will ride the small-cap wave. I would expect (but cannot promise) that this will be the case in the long-term, but it may continue not to be in the short-term. As an investor with a long-term view, I am staying put and have changed nothing about my strategy or that of our Portfolio.

  The Ultra-Small Company Portfolio celebrated its 4th birthday earlier this month. If we look at trailing four-year time periods over the last 72 and a half years for which I have data, there have been only four months when ultra-small stocks have trailed large company stocks by the current amount. On a contrarian and valuation basis, this would appear to be a very good time to invest in ultra-small stocks. However, the market seems always to bring forth some surprises, and I must also add that if the broader stock market were to correct another, say 25%, I would expect ultra-small stocks and our Portfolio to correct farther. However, also based on history, I would also expect them to recover faster from a low point than the broader market--and this is one more reason I advise against trying to _time_ the market.

  I have been an active investor since 1985. In this period I can think of four _out of bounds_ market occurrences:
  1. The market correction of October, 1987. Really, this was just a normal _blip_ on a stock market chart. My personal portfolio declined 38% from the peak in August to the bottom in December (in line with the market), but I still had a strong positive return for the full year. The most unusual thing about this correction was the alacrity of the drop and the alacrity with which the market came back. I didn't lose any sleep and I didn't panic. It's the nature of the stock market to go up and down in the short-term.

  2. The extended bull market since 1990. There has been only one other period with this long a bull market as measured by calendar returns. This other period lasted for eight years from the end of 1981 through 1989. As a matter of fact, if you ignore the small drop in 1990, we have had an extended bull market since 1981, one of the best stock market runs of the last two centuries. We tend to forget that historically the stock market has had a negative return in more than one in four years.

  3. Bear market for short-term bonds. I like to put money I plan to spend in the short-term in short-term bond funds. The total return of my short-term bond fund was actually negative (one percent) in 1994. This probably won't happen again in my lifetime.

  4.  The current large-company dominance.

  Of these four market events, I can't decide if number two or number four is more dramatic. To use a different analogy for my view of number four, the ultra-small company _spring_ is being wound tighter and tighter on the basis of valuation relative to large stocks. At some point this spring has to unwind. It will happen in one of three ways. Large company prices could fall. Ultra-small company prices could soar. Or ultra-small company earnings could plummet. As I look at the health of the economy, I think some combination of the first two is most likely.

  Explanation of Performance:  The Movers and the Shakers

  Translation: Some of our stocks went up a lot and some went down a lot. Fortunately, we had many more of the former.

  We had 44 stocks which appreciated 50% or more during the year and only 14 that declined by 50%. Altogether, this resulted in a one-year total return which exceeds the average historical return for the ultra-small company asset class.
  First, the largest gainers:


  Rank    Description                       Industry                     Gain
  1       D&K Healthcare Resources Inc.     Drugs-Generic and OTC         310%
  2       Trans World Entertainment Corp.   Leisure-Amusement             244%
  3       Dominion Homes Inc.               Building                      183%
  4       Jan Bell Marketing Inc.           Jewelry Silverware, watches   167%
  5       Winsloew Furniture Inc.           Home Furnishings              147%
  6       Omni Insurance Group              Insurance                     146%
  7       Kreisler Manufacturing Corp.      Manufacturing                 122%
  8       Cholestech Corp.                  Medical Equipment/Supplies    115%
  9       X-Ceed Inc.                       Services                      113%
  10      Calloways Nursery Inc.            Retail Stores                 112%
  11      Landair Corp.                     Transportation / Freight      109%
  12      Pilgrim Amer. Cap. Corp.          Finance                       108%
  13      Baldwin Technology Co. Inc.       Graphic Arts                  104%
  14      Continental Can Corp.             Containers                     97%
  15      Tandy Brands Accessories Inc.     Leather & Shoes                96%
  16      Blonder Tongue Labs Inc.          Broadcasting                   95%
  17      IMPCO Technologies Inc.           Auto Parts                     94%
  18      Schottenstein Homes Inc.          Building                       92%
  19      TFC Enterprises Inc.              Finance                        91%
  20      Secure Computing Corp.            Data Processing- Software      91%
  21      KTI Inc.                          Pollution Control              87%
  22      Catherine's Stores Inc.           Retail Stores                  87%
  23      Telscape International Inc.       Telecommunications             83%
  24      American Locker Group Inc.        Services                       83%
  25      STB Systems Inc.                  Data Processing-Hardware       80%
  26      Intervoice Inc.                   Electronics/Electric           77%
  27      Craftmade International Inc.      Electronics/Electric           74%
  28      Laser Technologies Inc.           Medical Equipment/Supplies     73%
  29      Total Research Corp.              Services                       71%
  30      Xeta Corp.                        Telecommunications             69%
  31      Bogen Communications Int'l Inc.   Telecommunications             67%
  32      Team America Corp.                Services                       67%
  33      Engle Homes Inc.                  Building                       64%
  34      New Retail Concepts, Inc.         Retail Stores                  64%
  35      T*HQ Inc.                         Leisure-Amusement              63%
  36      Jos. A Banks Clothiers Inc.       Retail Stores                  62%
  37      Int'l Microcomputer Software Inc. Data Processing-Software       60%
  38      Platinum Technology Inc.          Data Processing-Software       59%
  39      Cary Int'l Inc.                   Services                       57%
  40      Grist Mill Inc.                   Food                           56%
  41      Software Artistry Inc.            Data Processing-Software       53%
  42      Meridian Medical Inc.             Medical Equipment/Supplies     52%
  43      Garden Fresh Restaurants Inc.     Food Serving                   52%
  44      Semtech Corp.                     Electronics/Electric           50%

  Most notably absent from this list compared to last year's is any representation by the energy sector. (Oil prices plummeted.) Otherwise, there is good representation by technology, healthcare, services and other broad economic sectors. D&K Healthcare Resources, the top performing company, nearly tripled earnings on an 18% increase in sales. In addition to expanding the business, the company was successful in improving purchasing cost efficiency. In the distribution business, small improvements in efficiency can lead to large changes in profits, as D&K demonstrated this year. Trans World Entertainment was our second best performing stock. This retailer was somewhat beaten down in 1997 after declining sales. The company got things back on a strong growth track in 1998, and the stock price soared once again.

  The other side of the ledger doesn't look nearly so pretty:

  Rank     Description                        Industry                   Decline
  1        Worldcorp, Inc.                    Air Transp                  -88%
  2        Data Systems. Inc.                 Data Processing-Software    -79%
  3        Spire Corp.                        Electronics/Electric        -72%
  4        WTD Industries Inc.                Building                    -71%
  5        J.B. Oxford Holdings               Securities                  -58%
  6        World Airways, Inc.                Air Transport               -56%
  7        I-Flow Corp.                       Medical Equipment/Supplies  -56%
  8        Transcoastal Marine Services, Inc. Building                    -55%
  9        AFP Imaging Corp.                  Medical Equipment/Supplies  -55%
  10       Advanced Health Corp.              Services                    -54%
  11       Rich Coast Inc.                    Services                    -54%
  12       Applied Microsystems, Inc.         Data Processing-Software    -51%

  Again, there are no major trends here except for some companies which had more significant direct and indirect exposure to Southeast Asia. Worldcorp is a classic situation of a high-debt company which experiences bad luck and makes a significant error. Worldcorp's primary majority holding is World Airways (see company ranked 10), which leases airplanes and crews internationally and had major business in Southeast Asia. On top of this, the holding company made significant additional purchases in the paper industry just as prices of these products plummeted. Worldcorp has defaulted on some debt, and the stock price has been punished accordingly. I highlighted Triteal in my February 16 letter and Data Systems in my July 29 letter. I think I'd rather forget about these horror stories and look to the future. (OK, we still own a small position in Data Systems, so I'll update you on this in a future letter.)
  Stepping back and looking at these two lists together, I'm thankful for two things. First, diversification. I wouldn't want too many eggs in the basket above. Second, there's a wonderful mathematical fact about highly volatile stocks. You can't lose more than 100%, but there is no theoretical upside limit. One company appreciating five-fold more than makes up for two companies which go out of business_.which brings me back to item one, diversification. It's very important to hold more than a handful of these stocks. We seem to have reached a _steady state_ of roughly 160 stocks in our Portfolio over the last year and a half. At the end of the fiscal year we held only one stock, Winsloew Furniture, which comprises more than 3 percent of the portfolio. We keep trimming Winsloew to reduce risk, but it just keeps appreciating. Our top ten holdings at the end of June constituted just less than one-quarter of the total Portfolio net assets.

  Disclaimer

  The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice. Any favorable (or unfavorable) description of a holding applies only as of the fiscal year end, June, 1998; security positions can and do change thereafter.

  Bridgeway Capital Management, Inc. Turns 5!

  Last month Bridgeway Capital Management celebrated its fifth birthday. As the first Bridgeway employee, staff presented me with a five-year pin. Texans don't differentiate between short _e's_ and short _i's,_ so I was actually presented with a five-year pen.

  When I was 24, I took a job in which I happened to be the
  youngest person ever to have filled that position.   I figured
  if I just didn't die first, being the youngest guy around was a problem that would solve itself. (Now that we have hired some people an entire generation younger than myself, I guess I've _arrived._) I feel the same way about Bridgeway. In the first couple of years it seemed we just couldn't get our foot in the door most places because, regardless of my personal experience or that of our staff, our firm was just too young. We're still young, but this is a problem that is taking care of itself.

  Bridgeway Portfolios rank in top 4%

  The June issue of Mutual Funds Magazine named me the _Gold Medal_ manager of the micro-cap category. We tallied the raw fund scores for all fund families with at least two funds to see how Bridgeway fared overall. Using Mutual Funds Magazine's method of ranking (which limits the analysis to funds with at least three years and compares performance to a peer group), Bridgeway's three original funds together rank 7th of 199, or in the fourth percentile.

  Employee Shareholders

  I am happy to report that as of the end of our Fiscal Year, all full-time Bridgeway employees had become shareholders of the Ultra-Small Company Portfolio. I am particularly pleased with this because we have no requirement for employees to do so; each employee has made his or her own investment decision with no pressure. I like to think that we are all _eating our own cooking_ and that we experience the rise and fall of our shares right along with all our non-employee shareholders.

  Worst Mistake in Fiscal Year 1998

  Translation: At least once a year I like to tell our shareholders our worst mistake at Bridgeway _ well, there were two. I try to help create an atmosphere in which people are willing to put mistakes on the table so we can all learn from them. It's only fair that I do this with our Board of Directors and you, the shareholder, my ultimate boss. Our worst two mistakes were not delivering on our commitment to offer an Internet site and a small pricing error early in the year.

  I am very pleased with our performance this year, and there isn't anything about our specific stock performance I would put in the category of _mistake_ for Fiscal 1998. Sure, I would rather not have bought Worldcorp, but each stock in the Portfolio was a legitimate _buy_ from one of my models, and I feel we did a good job of staying on top of these stocks and investigating them for _spurious data._ My reacting to poor economic news from Southeast Asia last fall would have helped (a bit like Monday morning quarterbacking). I do no economic forecasting, because the record of professionals in this area is abysmal. Also, it frees up my time to concentrate on individual stock picking.

  While I am very pleased with a number of improvements in our administration/operations over the last year, especially the increasing strength of our staff, I would have to point to two non-investment mistakes. First, I committed to getting a Bridgeway web site up and running in Fiscal Year 1998, but we still only have the first steps_a web address (Bridgewayfund.com) and daily posting of our Portfolio net asset value per share. Although I fell short of my goal, we have much more planned for this site, and I recommit to significant progress before the end of November.
  A second, and potentially more significant mistake is that we missed accounting for a stock split at the beginning of the Fiscal Year which cost the Adviser about $13,500 to correct. This is one of those situations in which Murphy's Law applies. Several things had to happen to make this error. _Missing_ a stock split means having a company in the Portfolio issue additional shares on a given day, but not accounting for it. If it causes our reported net asset value to be off a penny or more, then shareholders purchase or redeem at the wrong price and the Adviser, Bridgeway Capital Management, must make both the Portfolio and purchasing or redeeming shareholders _whole._ Most mutual funds make pricing errors which you simply don't hear about. Most certainly wouldn't let shareholders know about one this small, they'd just buy their way out of it - the industry practice. I want to emphasize that we are making continual improvements at Bridgeway, and that if we had had the current staff, current systems, or current procedures, I believe this error would not have occurred.

  How Can We Do It Better?--Taxes

  Translation: This is a new section highlighting a management strategy Bridgeway is using to improve our overall performance in the fund industry. One mutual fund recently incurred capital gains for 1997, which left most shareholders with a tax bill greater than their annual total return. While theoretically this can happen at any mutual fund, Bridgeway does a number of things to try to avoid it. (In 1997, an Ultra-Small Company Portfolio shareholder in the 31% tax bracket watched a $10,000 account grow to $11,593 after paying $247 in taxes at year-end. This ratio of taxes to total return is unusually lean; I would expect a shareholder to pay a higher percentage of total return in taxes in most years.)

  Before starting Bridgeway Fund in 1994, I invested primarily in stocks and had rare occasion to invest in mutual funds. These rare occasions included funds for the early days of my IRA and fund recommendations for friends. One of the things I noticed over the years was how much harder it was to pick winning mutual funds than winning stocks. I never understood this phenomenon until, as an industry "insider," I learned some of the things mutual funds do to make it hard to "beat the market." The things I learned, I have used to improve Bridgeway funds. As a mutual fund investor, I thought you might also appreciate my sharing these insights, possibly to improve your own investing prowess. So, for some time, I plan to make this a periodic feature of our shareholder letter.
  The purpose of this section is not to denigrate other mutual funds. I believe mutual funds are by far in the "cleanest" segment of the investment community. Neither am I trying simply to "toot our own horn" (although I will some). We certainly make mistakes at Bridgeway and we can continue to make improvements. But to the degree that shareholders, boards of directors, journalists, regulators, and mutual fund managers themselves identify our weak links, we can make the industry and the capitalist system safer, more efficient, productive, and humane.

  In the December quarter semi-annual report I addressed several tax and operational issues: why our method of stock picking results in fairly high turnover; why it is generally better to hold an actively managed portfolio such as this one in a tax-deferred account such as an IRA; what amount of tax one might expect to pay from capital gains in this portfolio in a "normal" year; and the amount by which we have to "beat the market" in order to justify our active management in a taxable account. After the April tax season, Bridgeway fielded a number of questions about the tax management of our fund. Our overall philosophy is to manage tax issues in this portfolio "on the margin." This is not a specifically "tax-managed" portfolio such as Bridgeway's index funds. However, we do try to justify higher taxes with even higher returns (though, of course, we cannot promise this), and we do strive to decrease the tax burden for shareholders in taxable accounts when it may help, or at least is unlikely to hurt, our overall performance. Finally, we give strong preference to current, rather than future shareholders. (A friend of mine, quoting Texas football coach Darrell Royal, would say, "Dance with who brung ya.")

  Earlier this year I read articles on Morningstar's web site and in the Wall Street Journal which highlighted the tax inefficiency of one fund in 1997. I thought it would be instructive to explain the source of this inefficiency and let you know what Bridgeway does to avoid these problems. "Fund Z" (not the real name) made a capital gains distribution of 27% in a year when the fund itself was up only 7.7%. This means that most shareholders in taxable accounts paid more in taxes than they made during the year in the fund. Due to quirks of IRS rules for mutual fund accounting, this situation can happen even to a well-managed fund. (It can also happen to an individual owning stocks if you take gains on securities which appreciated in prior years during a year of market decline, for example.) Nevertheless, most of the reasons for Fund Z's capital gains distribution were unnecessary:

  1. Untimely decision to reduce built-up capital gains. Fund Z managers decided that the fund's big capital-gains exposure was scaring away potential new investors, so they sold some stocks with high gains and then bought them back the next day. Current shareholders had to pay taxes on the resulting capital gains. In addition, they paid unnecessary transaction costs. But they received no benefits. So who did benefit? Future shareholders might benefit if the fund does well and capital gains distributions are lower than otherwise. Who benefits under almost any scenario? The fund management company whose apparent primary objective is to attract more assets. You will never see Bridgeway make transactions for this purpose. We are trying hard to look out for our current shareholders' interests first.

  2. Unexpected redemption. As the market declined in the December quarter, a large market-timing Fund Z shareholder redeemed all shares, worth about 10% of the total fund. In order to raise cash to cover the redemption, the fund had to sell some securities, which resulted in additional capital gains. We do several things to avoid this situation. First, we invite market timers not to invest in our funds. This is stated in capital letters on the front of our prospectus. We let shareholders know in our prospectus that frequent traders (twice or more per year) may not be allowed back in our funds. (Of course, no Ultra-Small Company shareholder could get back in, since the Portfolio is closed.) In our index portfolios, which are specifically tax-managed, shareholders who engage in panic selling by redeeming in a down market may also incur a 2% redemption charge which accrues to the remaining shareholders. One thing that many funds do to avoid having to sell securities to raise cash for redemptions is to hold a large percentage of assets in cash. We don't do this at Bridgeway. We figure if you wanted part of your investment in a money market account, you can find higher yields in a fund specializing in them. So, what do I do with the rare large redemption? Generally, I _harvest from the bottom,_ that is, sell the current least attractive stocks according to our investment models. We manage our holdings on a _tax lot_ basis, which means we try to sell those lots which give the most favorable tax consequences to our taxable shareholders. If I were managing Fund Z, I would have looked at the stocks my models liked least, then those lots which would avoid capital gains. In the case of the Ultra-Small Company Portfolio, I would also look at companies which had outgrown our ultra-small charter, since we would end up selling these eventually anyway.

  3. Two fund companies merged. The Fund Z family of funds merged with another fund family last year, resulting in additional capital gains. One fund had to sell appreciated securities to comply with investment objectives of the surviving fund, an action probably beyond the control of Fund Z's portfolio manager. It is not likely to happen at Bridgeway. I hold a majority of the shares of Bridgeway Capital Management, and I am not looking to sell out, now or in the future, to a larger company. There are some major incompatibilities between Bridgeway and all other larger companies I am aware of. I have worked for an organization with over 3,000 employees and I like my current job much better. Just like the companies we invest in, sometimes it's great to be small. If I wake up in 20 years working for a larger company, I would expect it to be Bridgeway.

  4. Sales to satisfy the short-short rule. This is an arcane IRS mutual fund rule which requires that no more than 30% of gross income (for simplicity, say 30% of all capital gains) can be from securities held less than 91 days. It is only a problem for funds with very high turnover. Based on our stock picking models, this rule is rarely a problem for the Bridgeway funds. The only time it was an issue was in May, 1996 when some of our stocks nearly doubled in a two-month timeframe and we wanted to reduce these holdings to reduce the portfolio risk. We had to wait an extra month to avoid creating potentially excessive _short-short_ gains. Fortunately, this rule has been repealed by Congress and since June 30 no longer applies to Bridgeway.

  In summary, we will have some better and some worse years for taxes, but I expect to sidestep all four of the reasons shareholders incurred higher taxes in Fund Z.

  Conclusion

  As always, I appreciate your feedback. We take these seriously and have made continuing improvements because of people who have taken the time to write or call us. In the last year we have made significant improvements in the timeliness of our daily Portfolio price reporting and confirmation reporting.
  We have included answers to some questions in our quarterly reports. And we have continued to provide a high level of personal phone support even while adding an automated "menu_ to our _800_ phone number. Please keep your ideas coming.

  Best regards,



  John Montgomery


                                   BRIDGEWAY FUND, INC.
                               ULTRA-SMALL COMPANY PORTFOLIO
                             SCHEDULE OF PORTFOLIO INVESTMENTS
                          Showing percentage of total net assets
                                       June 30, 1998

       Industry  Company                                            Shares          Value
 Common Stock - 95.9%
       Aerospace - 1.3%
                 Axsys Technologies, Inc. *                        31,950   $    615,038

       Air Transport - 0.3%
                 World Airways, Inc. *                             34,500        133,688
                 WorldCorp, Inc. *                                 30,000          9,375
                                                                                 143,063
       Aluminum & Products - 2.1%
                 Invision Technologies, Inc. *                    123,300        955,575

       Arms and Ammunition - 0.8%
                 Allied Research Corp.*                            28,900        361,250

       Auto parts - 1.7%
                 IMPCO Technologies, Inc.*                         37,971        617,029
                 R & B Inc *                                       14,000        150,500
                 Raytech Corp. *                                    4,800         24,000
                                                                                 791,529
       Automobiles - 1.0%
                 Asha Corp. *                                      20,000        115,000
                 Collins Industries, Inc                           22,500        114,067
                 Featherlite, Inc.*                                21,000        252,000
                                                                                 481,067
       Banking - 0.8%
                 Avondale Financial Corp. *                        11,000        191,125
                 Hallmark Capital Corp.*                           13,600        190,400
                                                                                 381,525
       Building - 2.7%
                 Dominion Homes, Inc. *                            19,250        279,125
                 Engle Homes Inc                                    8,300        129,688
                 MI Schottenstein Homes, Inc.                       2,800         60,550
                 Monterey Homes Corp*                               8,200        149,650
                 Perini Corp. *                                    13,300        113,881

                 Transcoastal Marine
                   Services, Inc.*                                 81,500        491,547
                 WTD Industries, Inc. *                             4,500          4,219
                 Zaring National Corp.*                             4,500         39,375
                                                                               1,268,035
       Chemicals - 0.6%
                 Pure World, Inc.*                                 18,000        285,750

       Cosmetics & Toiletries - 1.2%
                 Styling Technology Corp.*                         24,200        556,600

       Data Processing - Hardware - 4.0%
                 Bell Microproducts, Inc.*                         10,500         83,672
                 Innovative Tech Systems *                        122,800        744,475
                 Printronix, Inc. *                                13,500        216,000
                 Prophet 21, Inc. *                                10,100        147,713

       Data Processing - Hardware - continued
                 Quality Systems, Inc. *                            9,600   $
                                                                                  88,800
                 Rimage Corp *                                     20,700        243,225
                 Scan-Optics, Inc. *                               61,950        325,238
                 Thrustmaster, Inc. *                               2,000         16,000
                                                                               1,865,123
       Data Processing - Software - 15.5%
                 AlphaNet Solutions, Inc. *                        40,820        464,328
                 Applied Microsystems Corp*                        22,400         98,000
                 ARDENT Software, Inc.*                            29,000        398,750
                 Data Systems Network Corp. *                       6,500         11,170
                 EDUsoft, LTD                                      60,600        348,450
                 Expert Software, Inc.*                            96,100        396,413
                 IQ Software Corp. *                               27,500        309,375
                 Insigna Solutions PLC*                             5,600          5,950
                 International Management
                   & Research Corp.*                              102,300      1,010,213
                 International Microcomputer
                   Software, Inc.*                                 84,100      1,314,063
                 Oshap Technologies Ltd. *                         22,500        150,469
                 Performance Technologies, Inc.*                   42,700        480,375
                 Platinum Technology, Inc.*                        36,344      1,038,076
                 Restrac Corp. *                                    4,800         23,400
                 SEEC Inc. *                                       85,900        934,163
                 Simware, Inc.*                                    47,800        174,769
                                                                               7,157,964
       Drugs-Generic and OTC - 2.2%
                 D & K Healthcare
                   Resources, Inc.*                                39,500        849,250
                 Neogen Corp *                                     20,000        150,000
                                                                                 999,250
       Electronics/Electric - 7.8%
                 Cobra Electronics Corp *                          86,500        437,906
                 Cp Clare Corp *                                    3,500         33,250
                 Daktronics, Inc.*                                  8,700         90,806
                 EDO Corp.                                         12,400        117,800
                 Gentner Communications Corp.*                     21,200         58,300
                 Gradco Systems, Inc.*                             35,900        242,325
                 Intervoice, Inc.*                                  7,500        133,125
                 in Test Corp.*                                    16,670        100,020
                 Isomet Corp *                                     10,900         57,225
                 K-Tron International, Inc.*                       23,600        439,550
                 Oyo Geospace Corp. *                               7,500        206,250
                 PSC Inc *                                         33,100        299,969
                 Power Integrations, Inc.*                         17,500        159,688
                 Richey Electronics, Inc.*                         32,750        255,859
                 Spire Corp. *                                     30,550        110,744
                 Vari L Company, Inc.*                             63,000        614,250
                 Vicon Indistries, Inc. *                          32,000        252,000

                                                                               3,609,067

                                   BRIDGEWAY FUND, INC.
                               ULTRA-SMALL COMPANY PORTFOLIO
                       SCHEDULE OF PORTFOLIO INVESTMENTS, continued
                          Showing percentage of total net assets
                                       June 30, 1998

       Industry  Company                                            Shares          Value
       Finance - 3.6%
                 Pacific America Money
                   Center, Inc.*                                   36,410   $    559,804
                 Pilgrim America Capital Corp *                    44,500      1,073,563
                 TFC Enterprises, Inc.*                             6,600         17,325
                                                                               1,650,692
       Food - 0.3%
                 Fresh Juice Company, Inc.*                        44,600        117,075

       Food Serving - 1.9%
                 Akr Restaurants Corp.*                             9,500        114,000
                 Denamerica Corp *                                 25,000         73,438
                 Garden Fresh Restaurant Corp.*                    12,800        230,400
                 Pollo Tropical Inc *                              23,600        256,650
                 Roadhouse Grill, Inc.*                            42,900        209,138
                                                                                 883,626
       Graphic Arts - 0.6%
                 Baldwin Technology
                   Company, Inc.*                                  23,700        139,238
                 Prime Source Corp. *                               2,300         20,700
                 Truevision, Inc.*                                 88,000        121,000
                                                                                 280,938
       Health Care Facilities - 2.7%
                 Insight Health Services Corp.*                    23,800        255,850
                 Advocat Inc *                                     32,100        220,688
                 MIM Corp. *                                       50,500        239,875
                 Omega Health Systems, Inc. *                      34,500        232,875
                 Sheridan Healthcare Inc *                         23,950        284,406
                                                                               1,233,694
       Home Furnishings - 5.2%
                 Crown Crafts, Inc.                                 4,500         69,188
                 Smed International, Inc.*                         13,500        243,000
                 TAB Products Company                              23,200        287,100
                 Winsloew Furniture, Inc.*                         67,200      1,814,400
                                                                               2,413,688
       Housewares - 1.8%
                 Home Products
                   International, Inc.*                            69,800        811,425

       Jewelry, Silverware, Watches - 1.9%
                 Jan Bell Marketing, Inc.*                         71,800        466,700
                 Oroamerica Inc *                                  35,000        393,750
                                                                                 860,450
       Leather & Shoes - 1.5%
                 Candie's, Inc *                                   30,900        239,475
                 Lacrosse Footwear Inc                              7,700         88,550
                 Tandy Brands Accessories, Inc.*                   20,590        383,489
                                                                                 711,514
       Leisure-Amusement - 3.7%
                 Funco Inc. *                                      26,200        370,075

       Leisure-Amusement - continued
                 PTI Holding, Inc. *                              112,000   $
                                                                                 742,000
                 SCP Pool Corp *                                    9,218        225,829
                 Saint Andres Golf Corp *                          11,200         35,000
                 Toymax International, Inc. *                      46,500        319,688
                                                                               1,692,592
       Machinery - 0.1%
                 Inotek Technologies Corp. *                       21,800         19,756
                 Selas Corp. Of America                             2,900         25,738
                 Western Power & Equip. Corp. *                     1,500          9,000
                                                                                  54,494
       Manufacturing/Distr. - 0.7%
                 Applied Science &
                   Technology, Inc.*                               38,500        308,000

       Medical equipment/Supplies - 3.2%
                 AFP Imagining Corp. *                              8,800          7,700
                 Contour Medical, Inc. *                           14,400        115,200
                 Dynatronics Corp. *                              126,000        429,188
                 I-Flow Corp. *                                    14,400         25,200
                 ICU Medical, Inc. *                               14,000        201,250
                 Interpore International *                         47,000        246,750
                 Kewaunee Scientific Corp. *                        2,400         27,000
                 Lukens Medical Corp. *                            44,500        136,281
                 Medical Technologies, Inc.*                       30,100        285,950
                                                                               1,474,519
       Mining - 0.0%
                 Alta Gold Company *                                9,000         15,750

       Office Equipment - 0.3%
                 Officeland, Inc. *                                44,800        134,400

       Oil & Gas - 4.5%
                 Adams Resources &
                   Energy, Inc.*                                    6,500         75,969
                 Bolt Technology Corp                              34,500        314,813
                 Callon Petroleum Company *                        19,640        281,098
                 Castle Engergy Corp.                              22,100        430,950
                 Clayton Williams Energy Inc.*                      4,400         45,100
                 Daly International, Inc.*                         43,800        262,800
                 Dawson Geophysical Company *                      21,300        404,700
                 Petrocorp Inc. *                                   6,300         51,249
                 Petroleum Development Corp.*                      40,000        193,750
                 Primeenergy Corp *                                 1,800         13,725
                                                                               2,074,154
       Pollution Control - 4.8%
                 American Eco Corp *                               61,300
                                                                                 398,450
                 Barringer Technologies, Inc.*                     98,900        933,369
                 Misonix, Inc *                                   107,675        878,224
                                                                               2,210,043

                                   BRIDGEWAY FUND, INC.
                               ULTRA-SMALL COMPANY PORTFOLIO
                       SCHEDULE OF PORTFOLIO INVESTMENTS, continued
                          Showing percentage of total net assets
                                       June 30, 1998

       Industry  Company                                            Shares          Value
       Retail Stores - 3.8%
                 Braun's Fashions Corp. *                          68,000   $    756,500
                 Calloways Nursery, Inc.*                          30,400         68,400

                 Catherines Stores Corp. *                         48,800        478,850
                 Creative Computers, Inc.*                         11,300         77,688
                 Damark International, Inc.*                       21,200        180,200
                 Ezcorp, Inc. *                                    14,600        159,688
                 Jim Hjelms Private Collection *                   11,800         47,200
                 Rose's Holdings, Inc.*                             3,800          6,888
                                                                               1,775,414
       Securities - 0.2%
                 JB Oxford Holdings, Inc.*                         42,400         34,450
                 Rich Coast Inc. *                                 35,125         50,492
                                                                                  84,942
       Services - 5.6%
                 Advanced Health Corp *                             3,700         20,350
                 Advanced Marketing
                   Services, Inc.                                  16,100        273,700
                 Alpnet, Inc. *                                    20,500         82,000
                 Cerbco, Inc. *                                     3,500         31,281
                 Corrpro Cos, Inc.*                                22,125        248,906
                 Eco Soil Systems, Inc.*                           14,000        147,000
                 FTI Consulting, Inc.*                             73,100      1,242,700
                 4 Kids Entertainment, Inc.*                       14,000        119,000
                 ICF Kaiser International, Inc. *                  14,500         31,719
                 International Airline
                   Support Group, Inc.*                            25,800        161,250
                 The 'Solomon Page Group Ltd. *                    42,900        160,875
                 Total Research Corp. *                            14,000         50,750
                                                                               2,569,531
       Steel / Iron - 1.5%
                 Bayou Steel Corp.*                                 9,800         63,700
                 Republic Engineered Steels, Inc.*                 58,000        250,125
                 Universal Stainless & Alloy
                   Products, Inc.*                                 31,900        293,081
                 Webco Industries, Inc.*                           11,000        104,500
                                                                                 711,406
       Telecommunications - 2.5%
                 Amerilink Corp *                                  21,300        300,863
                 Comtech Telecommunications
                   Corp.*                                          11,000         79,750
                 Microdyne Corp.*                                  32,600        146,700
                 Spectralink Corp *                                10,000         43,750
                 TTI Team Telecom
                   International Ltd.*                             62,600        479,281
                 Xetel Corp *                                      23,000        100,625
                                                                               1,150,969
       Textiles - 0.8%
                 The Dixie Group, Inc.                             39,100        371,450

       Transportation / Freight - 2.2%
                 Consolidated Delivery &
                   Logistics *                                     58,000   $    257,375
                 Landair Services Inc. *                           25,800        767,550
                                                                               1,024,925
       Trucking - 0.5%
                 Smithway Motor Xpress Corp. *                     10,000        100,000
                 USA Truck, Inc.*                                   8,900        143,513
                                                                                 243,513


       Total Common Stock (Identified Cost $43,125,452)                     $ 44,330,040

 Short-term Investments - 4.2%
       Money Market Funds - 4.2%
                 Expedition Money Market Fund                     663,562        663,562
                 Federated Money Market Prime
                   Obligations Fund                               643,902        643,902
                 SEI Daily Income Trust Prime

                   Obligations Fund                               643,755        643,755
                                                                               1,951,219


       Total Short-term Investments
                   (Identified Cost $1,951,219)                             $  1,951,219


 Total Investments - 100.1%
                   (Cost $45,076,671)                                       $ 46,281,259

 Other Assets and Liabilities, net - (0.1)%                                      (24,564)


 Total Net Assets - 100.0%                                                  $ 46,256,695

 Percentages are based on total net assets.

 * Non-income producing security as no dividends were paid during the period from July 1, 1997 to June 30, 1998.

 ** The aggregate identified cost on a tax basis is $45,076,671.
 Gross unrealized appreciation and depreciation were $6,979,358 and $5,774,770, respectively, or net unrealized appreciation of $1,204,588.

 See accompanying notes to financial statements.

                                BRIDGEWAY FUND, INC. - ULTRA-SMALL COMPANY PORTFOLIO
                                        STATEMENT OF ASSETS AND LIABILITIES
                                                As of June 30, 1998

 Assets:
     Investments at value (cost - $45,076,671)                                                        $46,281,259
     Cash                                                                                                 720,567
     Receivable for investments sold                                                                      342,724
     Receivable from adviser                                                                               10,608
     Receivable for interest                                                                                2,412
     Receivable for dividends                                                                                 140
     Prepaid expenses                                                                                       6,437
     Deferred organization costs                                                                            4,698
                                                                                                      -----------
           Total assets                                                                                47,368,845
                                                                                                      -----------

 Liabilities:
     Payable for shares redeemed                                                                           14,639
     Payable for investments purchased                                                                  1,053,822
     Payable for management fee                                                                             1,356
     Payable for organization costs                                                                         4,749
     Accrued expenses                                                                                      37,584
                                                                                                      -----------
           Total liabilities                                                                            1,112,150
                                                                                                      -----------
     Net assets ( 2,053,642 shares outstanding)                                                       $46,256,695
                                                                                                      ===========
     Net asset value, offering and redemption price per share ($46,256,695 / 2,053,642)                    $22.52
                                                                                                      ===========

 Net assets represent:
     Paid-in capital                                                                                  $38,254,335
     Undistributed net realized gain                                                                    6,797,772
     Net unrealized appreciation of investments                                                         1,204,588
                                                                                                      -----------
     Net assets                                                                                       $46,256,695
                                                                                                      ===========

                                BRIDGEWAY FUND, INC. - ULTRA-SMALL COMPANY PORTFOLIO
                                              STATEMENT OF OPERATIONS
                                          For the year ended June 30, 1998

 Investment income:
     Dividends                                                                                            $66,693
     Interest                                                                                              41,557
                                                                                                      -----------
           Total income                                                                                   108,250
                                                                                                      -----------

 Expenses:
     Management fees                                                                                      495,000
     Accounting fees                                                                                      135,274
     Audit fees                                                                                             9,666
     Custody                                                                                               34,624
     Amortization of organization costs                                                                     4,518
     Insurance                                                                                              3,938
     Legal                                                                                                 17,900
     Registration fees                                                                                     15,756
     Directors' fees                                                                                          933
     Miscellaneous                                                                                            107

                                                                                                      -----------
           Total expenses                                                                                 717,716
                                                                                                      -----------

 Net investment loss                                                                                     (609,466)
                                                                                                      -----------

 Net realized and unrealized gain on investments:
     Net realized gain on investments                                                                  10,369,950
     Net change in unrealized appreciation                                                             (4,439,194)
                                                                                                      -----------
     Net realized and unrealized gain                                                                   5,930,756
                                                                                                      -----------

 Net increase in assets resulting from operations                                                      $5,321,290
                                                                                                      ===========

 See accompanying notes to financial statements.

                  BRIDGEWAY FUND, INC. - ULTRA-SMALL COMPANY PORTFOLIO
                           STATEMENT OF CHANGES IN NET ASSETS

                                                            Year ended     Year ended
 Increase (decrease) in net assets:                        June 30, 1998  June 30, 1997
 Operations:
     Net investment loss                                      ($609,466)     ($203,962)
     Net realized gain on investments                        10,369,950        238,109
     Net change in unrealized appreciation                   (4,439,194)     5,324,346
                                                           ------------   ------------
         Net increase resulting from operations               5,321,290      5,358,493
                                                           ------------   ------------
     Distributions to shareholders:
         From net investment income                                   0              0
         From realized gains on investments                  (3,065,168)      (228,177)
                                                           ------------   ------------
           Total distributions to shareholders               (3,065,168)      (228,177)
 Fund share transactions:
     Proceeds from sale of shares                            15,231,033     23,069,647
     Reinvestment of dividends                                3,018,349        209,831
     Cost of shares redeemed                                 (4,319,011)    (2,897,183)
                                                           ------------   ------------
         Net increase from Fund share transactions           13,930,371     20,382,295
                                                           ------------   ------------
         Net increase in net assets                          16,186,493     25,512,611
 Net assets:
     Beginning of period                                     30,070,202      4,557,591
                                                           ------------   ------------
     End of period                                          $46,256,695    $30,070,202
                                                            ===========    ===========

 Number of Fund shares:
     Sold                                                       632,949      1,341,007
     Issued on dividends reinvested                             141,441         12,394
     Redeemed                                                  (178,802)      (168,592)
                                                           ------------   ------------
         Net increase                                           595,588      1,184,809
     Outstanding at beginning of period                       1,458,054        273,245
                                                           ------------   ------------
     Outstanding at end of period                             2,053,642      1,458,054
                                                            ===========    ===========

 See accompanying notes to financial statements.

                                    BRIDGEWAY FUND, INC. - ULTRA-SMALL COMPANY PORTFOLIO
                                                    FINANCIAL HIGHLIGHTS
                                       (for a share outstanding throughout the period)

                                                                  Year ended     Year ended     Year ended     8/5/94* to

 Per share data
     Net asset value, beginning of period                              $20.62         $16.68         $11.35         $10.33
                                                                     ---------      ---------      ---------      ---------
     Income (loss) from investment operations:
         Net investment loss                                            (0.34)         (0.24)         (0.21)         (0.04)
         Net realized and unrealized gain                                4.03           4.50           6.03           1.07
                                                                     ---------      ---------      ---------      ---------
              Total from investment operations                           3.69           4.26           5.82           1.03
                                                                     ---------      ---------      ---------      ---------
     Less distributions to shareholders:
         Net investment income                                           0.00           0.00           0.00           0.00
         Net realized gains                                             (1.79)         (0.32)         (0.49)         (0.01)
                                                                     ---------      ---------      ---------      ---------
              Total distributions                                       (1.79)         (0.32)         (0.49)         (0.01)
                                                                     ---------      ---------      ---------      ---------
     Net asset value, end of period                                    $22.52         $20.62         $16.68         $11.35
                                                                     =========      =========      =========      =========

 Total return [1]                                                        18.4%          26.0%          52.4%          10.5%
 Ratios & Supplemental Data
     Net assets, end of period                                    $46,256,695    $30,070,202     $4,557,591       $667,536
     Ratios to average net assets: [2]
         Expenses after waivers and reimbursements                      1.67%          1.67%          1.97%          1.68%
         Expenses before waivers and reimbursements                     1.67%          1.87%          3.07%          8.34%
         Net investment loss after waivers and reimbursements          (1.42%)        (1.37%)        (1.47%)        (0.65%)

     Portfolio turnover rate [2]                                        103.4%          56.2%         155.9%         103.6%

 [1] Not annualized for periods less than a year.
 [2] Annualized for periods less than a year.
 *  August 5, 1994 was commencement of operations.

 See accompanying notes to financial statements.

  BRIDGEWAY FUND, INC.
  ULTRA-SMALL COMPANY PORTFOLIO
  NOTES TO FINANCIAL STATEMENTS


  1.  Organization:

  Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company.

  The Fund is organized as a series fund and has six portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Aggressive Growth Portfolio and the Social Responsibility Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra-Small Index Portfolio and the Ultra-Large 35 Index Portfolio. On June 5, 1998, the Fund added the Micro-Cap Limited Portfolio. The Fund is authorized to issue 1,000,000,000 shares.

  The Ultra-Small Company Portfolio was closed to new investors on June 9, 1997 when assets reached $27.5 million and was closed to all investors on June 30, 1998.

  Bridgeway Capital Management, Inc. is the Adviser to the Fund.

  2.  Significant Accounting Policies:

  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

  Securities Valuation

  Securities are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available quoted closing or bid price is used and adjusted for changes in the index on the exchange on which that security trades, also in accordance with the pricing policy established by the Fund's Board of Directors.

  Federal Income Taxes

  It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the timely distribution of all its taxable income to its shareholders. Therefore, no federal income tax provision has been recorded.

  Deferred Organization Costs

  Deferred organization costs are amortized on a straight-line basis over five years. The initial shareholders, prior to the prospectus being declared effective on June 30, 1994, have agreed that if any of the initial shares of each portfolio are redeemed during such amortization period by any holder thereof, the redemption proceeds will be reduced by the amount of the then unamortized organization expenses in the same ratio as the number of shares redeemed bears to the number of total outstanding shares at the time of redemption.

  Distributions to Shareholders

  Distributions to shareholders are recorded when declared. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

  BRIDGEWAY FUND, INC.
  ULTRA-SMALL COMPANY PORTFOLIO
  NOTES TO FINANCIAL STATEMENTS, Continued


  2.  Significant Accounting Policies
  Distributions to Shareholders, continued

  During the year ended June 30, 1997, the Ultra-Small Company Portfolio did not pay sufficient dividends and distributions from net investment income and from net capital gains generated during the year ended June 30, 1996. The Ultra-Small Company Portfolio has petitioned the Internal Revenue Service for permission to make such deficient distributions. Taxpayers would be taxed on
  these  distributions  in  the  year received.   Based upon
  management's assessment, the interest and penalties related to these deficient distributions are expected to be approximately $20,000. While management believes the Internal Revenue Service has agreed in principle to the petition, the ultimate outcome of this matter will not be determined until final agreement is reached with the Internal Revenue Service. The Adviser has committed to pay the interest and penalties and all other costs associated with resolving the deficiency for the portfolio.

  Use of Estimates in Financial Statements

  In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

  Risks and Uncertainties

  The Fund invests in stocks. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

  12b-1 Plan

  The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there is no "12b-1 fee."

  Other

  Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

  3.  Management Contract:

  The Ultra-Small Company Portfolio pays a flat 0.9% annual management fee, computed daily and payable monthly, except that while the Portfolio's net assets range from $27.5 million to $55 million the fee will be $495,000 annually subject to a maximum rate of 1.49% and a maximum expense ratio of 2.0%.

  4.  Related Party Transactions:

  One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the Fund are employees of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the Accounting fees expense category of the financial statements. All amounts paid for shareholder accounting are paid to the Adviser.

  Payable for organization costs is payable to the Adviser. The receivable from the adviser at June 30, 1998 is related to a pricing error.

  BRIDGEWAY FUND, INC.
  ULTRA-SMALL COMPANY PORTFOLIO
  NOTES TO FINANCIAL STATEMENTS, Continued


  5.  Custodial Agreement:

  The Fund has entered into a Custodial Agreement with Compass Bank. As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid quarterly based on the average month end total assets of each portfolio for the quarter plus a fee per transaction.
  6.  Cost, Purchases and Sales of Investment Securities:

  Investments have the same cost for tax and financial statement purposes. Aggregate purchases and sales, other than cash equivalents were $53,538,539 and $42,643,200 for the year ended
  June 30, 1998.

  Report of Independent Accountants




  To the Board of Directors of Bridgeway Fund, Inc.
  and Shareholders of the Ultra-Small Company Portfolio:

  We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of the Ultra-Small Company Portfolio (one of the portfolios constituting Bridgeway Fund, Inc.) as of June 30, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from August 5, 1994 (commencement of operations) to June 30, 1995. These financial statements and financial highlights are the responsibility of the management of Bridgeway Fund, Inc. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Ultra-Small Company Portfolio of Bridgeway Fund, Inc. as of June 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from August 5, 1994 (commencement of operations) to June 30, 1995, in conformity with generally accepted accounting principles.




  Houston, Texas
  August 25, 1998

  August 28, 1998


  Dear Fellow Ultra-Small Index Portfolio Shareholder,

  Translation: This was our best fiscal year yet. OK, it was our first and only fiscal year, but we beat all our benchmarks and I'm quite pleased.

  If you're not familiar with my _translation_ format, understanding it may help you skim this and future letters. My goal is to let you know in the first sentence or two how we did and whether I'm happy about our performance or not. If you read only one sentence of each of my letters and throw it in the trash, I want you to know qualitatively how we did. If you want to read just the other highlights of my letter, you can skim for the paragraphs beginning _translation._ Of course, I'll provide more details for those who enjoy them.

  Performance Summary

  Our performance during the first eleven months lagged the large company indexes such as the Dow Jones Industrials and our own Bridgeway Ultra-Large 35 Index. Running counter to the long-term historical trend, large companies dominated the smaller ones for this period across the board. We beat the CRSP Cap-Based 10 Portfolio Index of ultra-small companies by over three percentage points and the Russell 2000 Index by over two percentage points.

  The following table presents SEC standardized performance for our first (eleven month) fiscal year, July 31, 1997 to June 30, 1998:

                                               Life-to-Date
                                               7/31/97 to
                                               6/30/98**
  Ultra-Small Index Portfolio                  13.8%
  CRSP Cap-Based Portfolio 10 Index*           10.4%
  Russell 2000 Index*                          11.5%

  *The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 2661 of the smallest publicly traded U.S. stocks (with dividends reinvested) as reported by the Center for Research on Security Prices. This is the index we are seeking to match. The Russell 2000 Index is an unmanaged index of small companies (with dividends reinvested). This latter index is the most widely tracked index among small company funds, but is comprised of companies roughly 6 times larger than that of the CRSP Index and the Bridgeway Portfolio. Past performance does not guarantee future returns.
  ** Returns are not annualized.

  GRAPH:
  _Growth of $10,000 Invested in various Funds and Indexes from 7/31/97 to 6/30/98_
  Shows the growth of $10,000 in the Bridgeway Ultra-Small Index Portfolio, the Russell 2000 Index and the CRSP Cap-Based Portfolio 10 Index. As of 6/30/98 the $10,000 had grown to $11,380 in the Bridgeway Ultra-Small Index Portfolio, $11,147 in the Russell 2000 Index and $11,035 in the CRSP Cap-based Portfolio 10 Index.


  Explanation of Performance

  On the  strength of  our September  and March  quarters, our  new
  Portfolio turned in a respectable showing, nearly matching the historical return for ultra-small companies. The companies which did poorest had exposure to the economic carnage in Southeast Asia or to declining energy prices. Winning companies spanned many industries, including software, building, jewelry, chemicals, food, furniture, distribution, and finance. It's a rather disparate group.

  Tracking Error

  Translation: In the first half of the year we underperformed the index. In the second half we outperformed the index. As assets grow and we have more companies in the portfolio, I expect the portfolio to track the index more closely. Quite frankly, I don't think the current level of _tracking error_ is a big deal, since we've proven it is not biased in one direction or the other.

  As highlighted in the December semi-annual report, we experienced negative tracking error (that is we underperformed our index) in our first five months due to holding too few companies to closely track the index. In the second half we outperformed the index, in part due to the same problem of holding fewer stocks than I would like, but also due to negative trading costs as discussed below. We picked up some additional companies during the second half of the year but also sold or thinned some in order to _harvest losses_ as part of our tax management strategy. (See more about this below.) We still lack the 300 companies I desire to replicate reasonably our index on a quarterly basis, but we did better for the full year, since we had positive tracking error (that is, we outperformed our index) in the second half.

  Negative Trading Costs

  Translation: Usually you want a fund to have low turnover. This keeps down the costs of trading and keeps down the tax bill at the end of the year. We may have created an _anti-gravity_ fund, insofar as we appear to be able to turn this _trading cost problem_ on its head to our advantage. If we sell as many stocks which have declined as those which have appreciated, there is also no tax problem. This is a big deal, and I'm really excited. It won't work in all market environments, but it's working very well so far.

  We have become very good at trading ultra-small companies. In the last six months, we have been able to buy our stocks closer to the bid and sell them closer to the ask. Along with incredibly low commission costs (the discount brokerage industry has gotten ridiculously competitive), we achieved what is known as _negative trading cost._ As long as we have some time to execute a trade, we expect to add value through our buying and selling of stocks. We hoped in the beginning to be able to do this well enough to offset our 0.75% expense ratio. I am excited to tell you I think we may even be able to do better than this. As a result, we have now begun to engage in tax selling (see below) and have categorized our portfolio as _tax managed._ This has gone so well that in July we hired a full-time person to devote just to Bridgeway trading. (This may not sound like a large commitment, but for a small firm with previously six full-time employees, it is a significant commitment.)

  Tax Management

  Translation: If turnover is no longer a problem, we can add tax management to the list of advantages of this fund. To the degree we successfully defer paying taxes, you get to keep more of your returns.

  _Tax selling_ means that we periodically sell some _tax lots_ (specific stock purchases) which have declined in value in order to capture the capital loss in order to offset other capital gains. Our goal is now to return as little as possible in the way of taxable distributions to our shareholders. Since this should add value (total return) to the portfolio through negative trading costs, it should be advantageous even for shareholders in a tax-deferred account such as an IRA. I am very excited about this development. Combined with the fact the ultra-small companies tend not to pay dividends, this may well, over time, turn out to be one of the most tax efficient (and hopefully high octane) funds in America. We'll have to see how the future bears this out. But I can already say we distributed no taxable dividends in our first fiscal year, and I expect to distribute none in our second year as well.

  Portfolio Advantages

  Translation: What a great Portfolio! (Usually, I'm more modest than this, but I just can't stand it.)

  In my last letter (February 25), I highlighted some of the advantages of this Portfolio. Let me briefly enumerate a longer list:

  1. The ultra-small asset class has an average annual return of 13.9% over the last seven decades. This compares to 11.7% for small stocks and 10.7% for large stocks.

  2. Of course, the volatility (short-term risk) is higher too. However, according to Ibbotson's Stocks, Bonds, Bills, and
  Inflation, the additional risk is not in proportion to the additional return in a diversified (_optimized_) portfolio. This is the only asset class I know of where you may get a significant _free ride,_ more so than micro-cap stocks. Ibbotson measures this at 5.4% per year. I personally think it is overstated, but even a couple of percent per year is a lot over time.

  3. The expense ratio is 0.75%, half the actively managed small-cap fund rate, and much less than the average micro-cap fund rate. We think this is a good deal relative to the institutional 0.60% rate for passively managed micro-caps, since ultra-small stocks are significantly more time intensive to trade. However, I would expect our expense ratio to drop some as assets increase.

  4. Since we don't buy or sell on news, we can be very stingy with trading.

  5. There is no _cap-creep_ or _style drift_ from swelling assets. As most small-cap funds get swamped with cash, they invest in bigger and bigger companies, something known as _cap-creep_ or _style drift._ We can manage well over a billion dollars in this fund without any style drift.

  6. This portfolio is not dependent on my skills. I have two other employees who can implement our trading strategies. If I died tonight, nothing would change about the Portfolio management.

  7. There is no other index  fund in this asset class.   Bridgeway
  Ultra-Small Company Portfolio is the only actively managed fund which is convincingly committed to this asset class.

  8. There are no problems associated with annual rebalancing (changing the composition of an index), which is a significant problem with Russell 2000 funds. We don't own all 2700 companies, so other advisers can't _front-run_ our purchases and sells. We believe front running has measurably hurt the performance of the Russell 2000 Index and even more so, the funds that follow it.

  9. We don't have to sell a company because it becomes too small.
  10. We can _harvest_ losses to try to offset gains from takeovers or sales of companies which outgrow our ultra-small charter.

  11. We can _harvest_ capital losses without worrying about getting out of balance with the index.

  12. There is no tobacco. Who needs to be invested in a terminal industry?

  13. We court buy and hold investors. We discourage short-term investors and traders on the cover of our prospectus in capital letters. The board of directors reserves the authority to slap a redemption reimbursement fee (accruing to the Portfolio) on exiting shareholders if they redeem in a down market. We are joining FundServ Networking Level III to attain the ability to decline any trades by short-term traders or market-timers, and this is backed up by strong language in the prospectus.

  14. There is little backlog of existing capital gains on the books from a decade-long bull market.

  15. The asset base of this fund is more than doubling on an annualized basis. I would expect this to continue for some years to come. If this happens, any taxable dividends we would have to distribute would be diluted by future shareholders, if you get in early.

  Disclaimer

  The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice. Any favorable (or unfavorable) description of a holding applies only as of the fiscal year end, June, 1998; security positions can and do change thereafter.

  Conclusion

  As always, I appreciate your feedback. We take these seriously and have made continuing improvements because of people who have taken the time to write or call us. In the last year we have made significant improvements in the timeliness of our daily Portfolio price reporting. We have included answers to some questions in our quarterly reports. And we have continued to provide a high level of personal phone support even while adding an automated "menu_ to our _800_ phone number. Please keep your ideas coming.

  Sincerely,



  John Montgomery

                                   BRIDGEWAY FUND, INC.
                                ULTRA-SMALL INDEX PORTFOLIO
                             SCHEDULE OF PORTFOLIO INVESTMENTS
                          Showing percentage of total net assets
                                       June 30, 1998

       Industry  Company                                            Shares          Value
 Common Stock - 98.6%
       Aerospace - 0.5%
                 Axsys Technologies, Inc. *                           400   $      7,700

       Air Transport - 0.3%
                 World Airways, Inc. *                              1,100          4,263

       Arms and Ammunition - 1.7%
                 Allied Research Corp.*                             2,100         26,250

       Auto parts - 2.4%
                 IMPCO Technologies, Inc.*                            129          2,096
                 R & B, Inc.*                                       2,300         24,725
                 Raytech Corp. *                                    1,900          9,500
                                                                                  36,321
       Automobiles - 1.7%
                 Collins Industries, Inc.                           3,500         17,744
                 SMC Corp. *                                        1,100          8,663
                                                                                  26,407
       Banking - 1.7%
                 Community West Bancshares *                          800         10,848
                 Hallmark Capital Corp.*                            1,100         15,400
                                                                                  26,248
       Broadcasting - 0.9%

                 Enterprise Software, Inc. *                        4,800         14,100

       Building - 1.8%
                 Dominion Homes, Inc. *                             1,250         18,125
                 Perini Corp. *                                       500          4,281
                 Transcoastal Marine
                   Services, Inc.*                                    800          4,825
                                                                                  27,231
       Chemicals - 3.2%
                 Arrow-Magnolia
                   International, Inc.*                             1,900         11,400
                 Pure World, Inc.*                                  2,400         38,100
                                                                                  49,500
       Cosmetics & Toiletries - 0.6%
                 Styling Technology *                                 400          9,200

       Data Processing - Hardware - 2.8%
                 Allstar Systems, Inc.*                             1,900          7,600
                 Cerion Technologies, Inc.*                         3,800          3,919
                 Kentek Information
                   Systems, Inc.                                    2,200         18,975
                 Printronix, Inc. *                                   700         11,200
                                                                                  41,694

       Data Processing - Software - 13.6%
                 AlphaNet Solutions, Inc.*                          1,430   $     16,266
                 Applix Inc. *                                      1,700          6,481
                 Expert Software, Inc.*                             1,900          7,838
                 General Automation Inc. *                          5,000          2,611
                 International Management &
                   Research Corp.*                                  1,100         10,863
                 International Microcomputer                        1,499         23,422
                   Software, Inc.*
                 Microtest Inc. *                                   1,800          8,213
                 Ovid Technologies, Inc. *                          1,650         39,188
                 Prophet 21, Inc. *                                 1,800         26,325
                 Rimage Corp. *                                       900         10,575
                 SEEC Inc. *                                        1,000         10,875
                 Scan-Optics, Inc. *                                1,150          6,038
                 Unify Corp. *                                      7,500         20,625
                 Ardent Software, Inc.*                             1,400         19,250
                                                                                 208,570
       Electronics/Electric - 6.5%
                 Cobra Electronics Corp. *                          3,100         15,694
                 EDO Corp.                                          2,700         25,650
                 Gradco Systems, Inc.*                              2,250         15,188
                 Richey Electronics, Inc.*                            450          3,516
                 Spire Corp. *                                        350          1,269
                 Vari L Company, Inc.*                              1,100         10,725
                 Vicon Industries, Inc. *                           3,400         26,775
                                                                                  98,817
       Finance - 4.4%
                 Ace Cash Express, Inc.                             1,200         20,700
                 Capital Associates *                               2,200          8,525
                 Pacific America Money
                   Center, Inc.*                                      860         13,223
                 TFC Enterprises, Inc.*                             9,700         25,463
                                                                                  67,911
       Food - 1.5%
                 Amcon Distributing Company *                       1,700         13,388
                 Monterey Pasta Company *                           8,400         10,238
                                                                                  23,626
       Food Serving - 2.2%
                 Ark Restaurants Corp.*                             1,700         20,400
                 Pollo Tropical, Inc.*                              1,200         13,050
                                                                                  33,450

       Graphic Arts - 1.4%
                 Baldwin Technology
                   Company, Inc.*                                   2,000         11,750
                 Truevision, Inc.*                                  6,500          8,938
                                                                                  20,688

                                   BRIDGEWAY FUND, INC.
                                ULTRA-SMALL INDEX PORTFOLIO
                       SCHEDULE OF PORTFOLIO INVESTMENTS, continued
                          Showing percentage of total net assets
                                       June 30, 1998

       Industry  Company                                            Shares          Value
       Health Care Facilities - 1.7%
                 Advocat, Inc. *                                    1,100   $      7,563
                 Health Power, Inc. *                               1,700          9,775
                 MIM Corp. *                                        1,700          8,075
                                                                                  25,413
       Home Furnishings - 1.8%
                 Winsloew Furniture, Inc.*                          1,000         27,000

       Household Products - 1.8%
                 Safety 1st, Inc. *                                 4,100         27,675

       Housewares - 0.6%
                 Home Products
                   International, Inc.*                               800          9,300

       Jewelry, Silverware, Watches - 4.5%
                 Jan Bell Marketing, Inc.*                          7,100         46,150
                 Michael Anthony Jewelers, Inc.*                    4,200         10,763
                 Oroamerica, Inc. *                                 1,100         12,375
                                                                                  69,288
       Leather & Shoes - 3.2%
                 Candie's, Inc *                                    3,200         24,800
                 New Retail Concepts, Inc. *                        2,300          6,900
                 Rocky Shoes and Boots, Inc.*                         550          7,838
                 Tandy Brands Accessories, Inc.*                      500          9,313
                                                                                  48,851
       Leisure-Amusement - 2.1%
                 Integrity, Inc.*                                     400          1,200
                 PTI Holdings, Inc.*                                2,900         19,213
                 SCP Pool Corp *                                       83          2,021
                 Toymax International, Inc.*                        1,300          8,938
                                                                                  31,372
       Machinery - 1.7%
                 Newcor, Inc.                                       1,875         16,406
                 Thermwood Corp . *                                 1,100          9,694
                                                                                  26,100
       Medical equipment/Supplies - 2.5%
                 Innerdyne Inc *                                    7,100         18,194
                 Interpore International *                          1,790          9,398
                 Medical Technologies, Inc.*                        1,200         11,400
                                                                                  38,992
       Metal / Other fabricating - 0.7%
                 Eastern Co                                           370         10,175

       Mining - 0.8%
                 Alta Gold Company *                                7,000         12,250
       Oil & Gas - 6.3%

                 Bolt Technology Corp.                              3,600         32,850
                 Callon Petroleum Company *                            75          1,073


       Oil & Gas - continued
                 Columbus Energy Corp. *                            2,090   $     15,283
                 Dailey International, Inc.*                        1,200          7,200
                 Maynard Oil Company *                                100          1,013
                 Meteor Industries, Inc.*                           2,900         12,688
                 Petrocorp, Inc. *                                  1,100          8,948
                 Petroleum Development Corp.*                       3,300         15,984
                 Southern Mineral Corp.*                              250            859
                                                                                  95,898
       Pollution Control - 1.6%
                 Barringer Technologies, Inc.*                        800          7,550
                 Recycling Industries, Inc.*                        1,600          9,400
                 Strategic Diagnostics, Inc.                        2,400          7,200
                                                                                  24,150
       Retail Stores - 6.0%
                 Braun's Fashions Corp. *                           2,400         26,700
                 Calloways Nursery, Inc.*                           4,000          9,000
                 Catherines Stores Corp. *                          2,000         19,625
                 Creative Computers, Inc.*                          1,000          6,875
                 DIY Home Warehouse, Inc. *                         7,800         16,575
                 Rag Shops, Inc. *                                  3,600         12,825
                                                                                  91,600
       Services - 7.9%
                 Advanced Marketing
                   Services, Inc.                                     600         10,200
                 Business Resource Group *                          2,800          7,350
                 Corrpro Companies, Inc.*                           2,125         23,906
                 FTI Consulting, Inc.*                                800         13,600
                 Insituform East, Inc.*                             4,000          9,000
                 International Airline                              2,400         15,000
                   Support Group, Inc.*
                 The Solomon Page Group Ltd. *                      5,000         18,750
                 Staff Builders, Inc. *                             4,800          6,150
                 Travel Ports Of America, Inc.*                     2,700          8,269
                 Wave Technology
                   International, Inc.*                             1,600          8,900
                                                                                 121,125
       Steel / Iron - 2.5%
                 Bayou Steel Corp.*                                 1,300          8,450
                 Republic Engineered Steels, Inc.*                  5,300         22,856
                 Universal Stainless & Alloy
                   Products, Inc.*                                    700          6,431
                                                                                  37,737
       Telecommunications - 2.9%
                 Amerilink Corp.*                                      70            989
                 Axiom Inc.*                                        2,200          6,050
                 Bogen Communications
                   International, Inc.*                             3,000         22,875
                 Microdyne Corp.*                                   2,100          9,450

                                   BRIDGEWAY FUND, INC.
                                ULTRA-SMALL INDEX PORTFOLIO
                       SCHEDULE OF PORTFOLIO INVESTMENTS, continued
                          Showing percentage of total net assets
                                       June 30, 1998

       Industry  Company                                            Shares          Value

       Telecommunications - continued
                 Xetel Corp.*                                         280   $      5,600
                                                                                  44,964
       Transportation / Freight - 1.4%
                 Consolidated Delivery &
                   Logistic *                                       4,800         21,300

       Trucking - 1.5%
                 Cannon Express, Inc.*                              1,000          8,000
                 USA Truck, Inc.*                                     900         14,513
                                                                                  22,513


       Total Common Stock (Identified Cost $1,479,674)                      $  1,507,679

 Short-term Investments - 2.8%
       Money Market Funds - 2.8%
                 Expedition Money Market Fund                      42,758         42,758

       Total Short-term Investments
                   (Identified Cost $42,758)                                $     42,758


 Total Investments - 101.4%
                   (Cost $1,522,432)                                        $  1,550,437

 Other Assets and Liabilities, net - (1.4)%                                      (21,140)


 Total Net Assets - 100.0%                                                  $  1,529,297


 Percentages are based on total net assets.

 * Non-income producing security as no dividends were paid during the period from July 1, 1997 to June 30, 1998.

 ** The aggregate identified cost on a tax basis is $1,522,432.
 Gross unrealized appreciation and depreciation were $212,298 and $184,293, respectively, or net unrealized appreciation of $28,005.

 See accompanying notes to financial statements.

                                 BRIDGEWAY FUND, INC. - ULTRA-SMALL INDEX PORTFOLIO
                                        STATEMENT OF ASSETS AND LIABILITIES
                                                As of June 30, 1998

 Assets:
     Investments at value (cost - $1,522,432)                                                          $1,550,437
     Receivable for investments sold                                                                       13,759
     Receivable from adviser                                                                                7,717
     Prepaid expenses                                                                                         114
     Deferred organization costs                                                                            3,698
           Total assets                                                                                 1,575,725

 Liabilities:
     Bank overdraft                                                                                        37,652
     Payable for management fee                                                                                78
     Payable for organization costs                                                                         3,698
     Accrued expenses                                                                                       5,000
           Total liabilities                                                                               46,428
     Net assets ( 268,960 shares outstanding)                                                          $1,529,297
     Net asset value, offering and redemption price per share ($1,529,297 / 268,960)                        $5.69

 Net assets represent:
     Paid-in capital                                                                                   $1,500,455
     Undistributed net realized gain                                                                          837
     Net unrealized appreciation of investments                                                            28,005
     Net assets                                                                                        $1,529,297

                                 BRIDGEWAY FUND, INC. - ULTRA-SMALL INDEX PORTFOLIO
                                              STATEMENT OF OPERATIONS
                          From commencement of operations (July 31, 1997) to June 30, 1998

 Investment income:
     Dividends                                                                                             $1,649
     Interest                                                                                               2,385
           Total income                                                                                     4,034

 Expenses:
     Management fees                                                                                        5,382
     Accounting fees                                                                                        3,386
     Audit fees                                                                                             5,000
     Custody                                                                                                2,230
     Amortization of organization costs                                                                       828
     Legal                                                                                                     94
     Registration fees                                                                                      1,246
     Directors' fees                                                                                          600
           Total expenses                                                                                  18,766
     Less fees waived                                                                                      (8,768)
     Less expenses reimbursed                                                                              (1,926)
           Net expenses                                                                                     8,072

 Net investment loss                                                                                       (4,038)

 Net realized and unrealized gain on investments:
     Net realized gain on investments                                                                         837
     Net change in unrealized appreciation                                                                 28,005
     Net realized gain and unrealized loss                                                                 28,842

 Net increase in assets resulting from operations                                                         $24,804

 See accompanying notes to financial statements.

                BRIDGEWAY FUND, INC. - ULTRA-SMALL INDEX PORTFOLIO
                        STATEMENT OF CHANGES IN NET ASSETS

                                                                July 31, 1997* to
 Increase (decrease) in net assets:                               June 30, 1998
 Operations:
     Net investment loss                                                ($4,038)
     Net realized gain on investments                                       837
     Net change in unrealized depreciation                               28,005
         Net increase resulting from operations                          24,804
     Distributions to shareholders:
         From net investment income                                           0
         From realized gains on investments                                   0
           Total distributions to shareholders                                0
 Fund share transactions:
     Proceeds from sale of shares                                     2,955,365
     Reinvestment of dividends                                                0
     Cost of shares redeemed                                         (1,450,872)
         Net increase from Fund share transactions                    1,504,493
         Net increase in net assets                                   1,529,297
 Net assets:
     Beginning of period                                                      0
     End of period                                                   $1,529,297

 Number of Fund shares:
     Sold                                                               534,300
     Issued on dividends reinvested                                           0
     Redeemed                                                          (265,340)
         Net increase                                                   268,960
     Outstanding at beginning of period                                       0
     Outstanding at end of period                                       268,960

                BRIDGEWAY FUND, INC. - ULTRA-SMALL INDEX PORTFOLIO
                               FINANCIAL HIGHLIGHTS
                 (for a share outstanding throughout the period)

                                                                July 31, 1997* to
                                                                  June 30, 1998
 Per share data
     Net asset value, beginning of period                                 $5.00
     Income (loss) from investment operations:
         Net investment loss                                              (0.02)
         Net realized and unrealized gain                                  0.71
              Total from investment operations                             0.69
     Less distributions to shareholders:
         Net investment income                                             0.00
         Net realized gains                                                0.00
              Total distributions                                          0.00
     Net asset value, end of period                                       $5.69

 Total return [1]                                                         13.8%
 Ratios & Supplemental Data
     Net assets, end of period                                       $1,529,297
     Ratios to average net assets: [2]
         Expenses after waivers and reimbursements                        0.75%
         Expenses before waivers and reimbursements                       1.74%
         Net investment income (loss) after waivers and reimbur          (0.38%)

     Portfolio turnover rate [2]                                           61.7%

 [1] Not annualized.
 [2] Annualized.
 *  July 31, 1997 commencement of operations

 See accompanying notes to financial statements.

  BRIDGEWAY FUND, INC.
  ULTRA-SMALL INDEX PORTFOLIO
  NOTES TO FINANCIAL STATEMENTS


  1.  Organization:

  Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company.

  The Fund is organized as a series fund and has six portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Aggressive Growth Portfolio and the Social Responsibility Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra-Small Index Portfolio and the Ultra-Large 35 Index Portfolio. On June 5, 1998, the Fund added the Micro-Cap Limited Portfolio. The Fund is authorized to issue 1,000,000,000 shares.

  Bridgeway Capital Management, Inc. is Adviser to the Fund.

  2.  Significant Accounting Policies:

  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

  Securities Valuation

  Securities are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available quoted closing or bid price is used and adjusted for changes in the index on the exchange on which that security trades, also in accordance with the pricing policy established by the Fund's Board of Directors.

  Federal Income Taxes

  It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the timely distribution of all its taxable income to its shareholders. Therefore, no federal income tax provision has been recorded.

  Deferred Organization Costs

  Deferred organization costs are amortized on a straight-line basis over five years.

  Distributions to Shareholders
  Distributions to shareholders are recorded when declared. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

  Use of Estimates in Financial Statements

  In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

  Risks and Uncertainties

  The Fund invests in stocks. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term would

  BRIDGEWAY FUND, INC.
  ULTRA-SMALL INDEX PORTFOLIO
  NOTES TO FINANCIAL STATEMENTS, Continued


  2.  Significant Accounting Policies
  Risks and Uncertainties, Continued

  materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

  12b-1 Plan

  The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there is no "12b-1 fee."

  Other

  Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

  Assets in the Ultra-Small Index Portfolio are very low, and may remain so in the immediate future. Because commission cost per trade is unacceptably high as a percentage of assets, the Adviser reimburses the Portfolio for any commissions above one cent/share. The Adviser expects to continue this practice until portfolio net assets reach at least $2 million.
  3.  Management Contract:

  The Ultra-Small Index Portfolio pays a flat 0.5% annual management fee, computed daily and payable monthly subject to a maximum expense ratio of 0.75%.

  4.  Related Party Transactions:

  One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the Fund are employees of the Adviser and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the Accounting fees expense category of the financial statements. All amounts paid for shareholder accounting are paid to the Adviser.

  The Adviser has been voluntarily reimbursing the Ultra-Small Index Portfolio for any operating expenses above 0.75%. To achieve this expense level the Adviser has waived both the management fees and accounting fees for the year ended June 30, 1998. The Adviser expects to continue this voluntary level of reimbursement, in the foreseeable future.

  Payable for organization costs is payable to the Adviser.

  5.  Custodial Agreement:

  The Fund has entered into a Custodial Agreement with Compass Bank. As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid quarterly based on the average month end total assets of each portfolio for the quarter plus a fee per transaction.

  6.  Cost, Purchases and Sales of Investment Securities:

  Investments have the same cost for tax and financial statement purposes. Aggregate purchases and sales of investment securities other than cash equivalents were $2,086,845, and $608,039, respectively for the year ended June 30, 1998.

  Report of Independent Accountants




  To the Board of Directors of Bridgeway Fund, Inc.
  and Shareholders of the Ultra-Small Index Portfolio:

  We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of the Ultra-Small Index Portfolio (one of the portfolios constituting Bridgeway Fund, Inc.) as of June 30, 1998, and the related statement of operations, statement of changes in net assets and financial highlights for the period from July 31, 1997 (commencement of operations) to June 30, 1998. These financial statements and financial highlights are the responsibility of the management of Bridgeway Fund, Inc. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Ultra-Small Index Portfolio of Bridgeway Fund, Inc. as of June 30, 1998, and the results of its operations, changes in its net assets, and financial highlights for the period from July 31, 1997 (commencement of operations) to June 30, 1998, in conformity with generally accepted accounting principles.




  Houston, Texas
  August 25, 1998

  August 28, 1998

  Dear Fellow Aggressive Growth Shareholder,

  By most performance benchmarks, this was a _ho-hum_ quarter and year.

  The good news is our Portfolio lead the Russell 2000 Index of small companies in both the June quarter and our fiscal year ended June 30, 1998. The _value_ components of our model (our models don't like to overpay for stocks) have pushed the portfolio more into small stocks than the pricier large ones. This hurt our performance in the current market environment. Consequently, we trailed both the Dow Jones Industrial Average and the S&P 500 Index in the quarter and fiscal year. Our Portfolio declined 2.9% in the quarter and rose 18.1% for the fiscal year. We ranked 105th of 135 aggressive growth funds tracked by Morningstar for our fiscal year and 10th of 84 funds for the last three years.

  Performance Summary

  The table below presents our June quarter, one year, and life-to-date financial results according to the formula required by the SEC.

  The Aggressive Growth Portfolio was down 2.9% during the June quarter, beating our small company index, but trailing both the large company index and our peer group of Lipper Capital Appreciation Funds. For the 12 months ended June 30, 1998 we were up 18.1%, again beating the small company index, but trailing both the large company index and our peer group of Lipper Capital Appreciation Funds. The following table presents the details:

                                             June Qtr.   1 Year       Life-to-Date
                                             4/1/98      7/1/97       8/5/94 to
                                             to 6/30/98  to 6/30/98   6/30/98**

  Aggressive Growth Portfolio                -2.9%       18.1%        25.5%
  S&P 500 Index (large companies)*            3.3%       30.2%        29.0%
  Russell 2000 (small companies)*            -4.7%       16.5%        19.1%
  Lipper Capital Appreciation Funds*          0.3%       22.1%        20.5%







  *The Russell 2000 and S&P 500 are unmanaged indexes of large and small companies, respectively, with dividends reinvested. The Lipper Capital Appreciation Funds reflect the aggregate record of more aggressive domestic growth mutual funds as reported by Lipper Analytical Services, Inc. Past performance does not guarantee future returns.
  ** Life-to-date returns are annualized; quarterly returns are not annualized.

  GRAPH:
  _Growth of $10,000 Invested in various Funds and Indexes from 8/5/94 to 6/30/98_
  Shows the growth of $10,000 in the Bridgeway Aggressive Growth Portfolio, the Lipper Capital Appreciation Funds, the Russell 2000 Index and the S&P 500 Index. As of 6/30/98 the $10,000 had grown to $24,251 in the Bridgeway Aggressive Growth Portfolio, $26,998 in the S&P 500 Index, $19,805 in the Russell 2000 Index and $20,713 in the Lipper Capital Appreciation Funds.


  Detailed Explanation of Performance

  Translation: Except for the dominance of large stocks in the bull market (see below), there were no major trends affecting our portfolio. Details of individual stocks follow.

  Our fiscal year performance was not concentrated in any one sector. The portfolio had significant overweighting in the services, retail store, and technology sectors. We had representatives of these industries in both the largest gaining and largest declining stocks (fortunately more of the former). Ten of our stocks gained 50% or more during the fiscal year:

  Rank  Description                 Industry                      %Gain
  1     Jackson Hewitt Inc.         Services                      156%
  2     Medco Research,Inc.         Drugs-Generic and OTC         134%
  3     Standard Pacific            Building                      101%
  4     Continental Can Co,         Containers                     83%
  5     Best Buy                    Retail Stores                  79%
  6     Airborne Freight            Air Transport                  67%
  7     HBO & Co.                   Data Processing                66%
  8     Staffmark Inc.              Services                       63%
  9     Microframe                  Data Processing Hardware       57%
  10    Platinum Technology         Data Processing Software       57%

  Jackson Hewitt Inc. was the second largest preparer of tax returns until it got taken over, driving up the price very nicely. Medco Research, an emerging pharmaceutical company, saw continued, dramatic global commercialization of its cardiovascular medicines. Standard Pacific is a California homebuilder that is enjoying a booming economy and recovery from depressed price levels. The declining list isn't as pretty, but is shorter.

  Rank   Description                 Industry                  % Decline
  1      JB Oxford Holdings          Securities                -66%
  2      Advanced Health Corp.       Services                  -65%
  3      Vivus Inc.                  Healthcare                -65%
  4      Quantum Corp                Data Processing Hardware  -51%

  J.B. Oxford was highlighted in our September shareholder letter. Advanced Health Corporation provides integrated management services to physician practices. The company had many signs of being a great growth company, including three-digit sales increases, strong earnings growth, postive cash flow, no debt, and $4/share of cash in the bank. Then the company announced a dramatic turnaround in operations and a large restructuring charge. The stock price took a bad beating and has been trading for significantly less than the hard cash the company has on hand.

  Large Stock Dominance

  Translation: The largest companies really shined in the last four years, last year, and especially the last quarter. Along with an extended bull market, this has been the trend over the last four years, but it runs counter to the long-term trend of small-stock dominance. Although the Aggressive Growth Portfolio is not specifically a small cap portfolio, it does currently have small company focus, which is not helpful in the current environment. We expect this trend to reverse, to our Portfolio's advantage, but not necessarily in the near term.

  Occasionally, we get calls from shareholders asking why our calendar year-to-date returns are so much poorer than _the market._ Usually, by _market,_ the caller means one of the more widely reported large company indexes such as the Dow Jones Industrial Average. The primary answer to this question is that while large companies have given up only one-third of their gain from June, 1997 to June, 1998, small stock averages have given back their entire gain plus more. The following graph shows the dramatic and growing gap between large and small stock performance.
  GRAPH:
  _The Widening Gap between Large Stocks and Small Stocks from 8/5/94 to 6/30/98_
  This graph shows the widening gap of returns of the S&P 500 Index vs Russell 2000 Index. The graph shows the large stocks appreciating much more rapidly than the small stocks. The graph also demonstrates how the Bridgeway Aggressive Growth Portfolio compares to the large and small stock performance. As of 6/30/98 the total percentage changes were 170%, 143% and 98% for the S&P 500 Index, the Aggressive Growth Portfolio and the Russell 2000 Index, respectively.


  The largest companies have outperformed the smallest ones on a cumulative basis. While the Aggressive Growth Portfolio kept ahead of even the large company indexes through September of last year, we have not been able to overcome this continued huge discrepancy. Indeed, Bridgeway's large-cap portfolios (Social Responsibility and Ultra-Large 35 Index) are among a small minority of funds to beat the large-cap indexes this calendar year, and they have trounced all our small-cap portfolios.

  Disclaimer

  The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 1998; security positions can and do change thereafter.

  Bridgeway Capital Management, Inc. Turns 5!

  Last month Bridgeway Capital Management celebrated its fifth birthday. As the first Bridgeway employee, staff presented me with a five-year pin. Texans don't differentiate between short _e's_ and short _i's,_ so I was actually presented with a five-year pen.

  When I was 24, I took a job in which I happened to be the youngest
  person ever to have filled that position.   I figured if I just
  didn't die first, being the youngest guy around was a problem that would solve itself. (Now that we have hired some people an entire generation younger than myself, I guess I've _arrived._) I feel the same way about Bridgeway. In the first couple of years it seemed we just couldn't get our foot in the door most places because, regardless of my personal experience or that of our staff, our firm was just too young. We're still young, but this is a problem that is taking care of itself.


  Bridgeway Portfolios rank in top 4%

  The June issue of Mutual Funds Magazine named me the _Gold Medal_ manager of the micro-cap category. We tallied the raw fund scores for all fund families with at least two funds to see how Bridgeway fared overall. Using Mutual Funds Magazine's method of ranking (which limits the analysis to funds with at least three years and compares performance to a peer group), Bridgeway's three original funds together rank 7th of 199, or in the fourth percentile.

  Worst Mistake in Fiscal Year 1998

  Translation: At least once a year I like to tell our shareholders our worst mistake at Bridgeway - well, there were two. I try to help create an atmosphere in which people are willing to put mistakes on the table so we can all learn from them. It's only fair that I do this with our Board of Directors and you, the shareholder, my ultimate boss. Our worst two mistakes were not delivering on our commitment to offer an Internet site and a small pricing error in another one of our portfolios (not Aggressive Growth) early in the year.

  I am very pleased with our performance this year, and there isn't anything about our specific stock performance I would put in the category of _mistake_ for Fiscal 1998. Sure, I would rather not have bought JB Oxford, but each stock in the Portfolio was a legitimate _buy_ from one of my models, and I feel we did a good job of staying on top of these stocks and investigating them for _spurious data." My reacting to poor economic news from Southeast Asia last fall would have helped (a bit like Monday morning quarterbacking). I do no economic forecasting, because the record of professionals in this area is abysmal. Also, it frees up my time to concentrate on individual stock picking.

  While I am very pleased with a number of improvements in our administration/operations over the last year, especially the increasing strength of our staff, I would have to point to two non-investment mistakes. First, I committed to getting a Bridgeway web site up and running in Fiscal Year 1998, but we still only have the first steps_a web address (Bridgewayfund.com) and daily posting of our Portfolio net asset values per share. Although I fell short of my goal, we have much more planned for this site, and I recommit to significant progress before the end of November.

  A second, and potentially more significant mistake is that we missed accounting for a stock split (not in Aggressive Growth) at the beginning of the Fiscal Year, which cost the Adviser about $13,500 to correct. This is one of those situations in which Murphy's Law applies. Several things had to happen to make this error. _Missing_ a stock split means having a company in the Portfolio issue additional shares on a given day, but not accounting for it. If it causes our reported net asset value to be off a penny or more, then shareholders purchase or redeem at the wrong price and the Adviser, Bridgeway Capital Management, must make both the Portfolio and purchasing or redeeming shareholders _whole._ Most mutual funds make pricing errors which you simply don't hear about. Most certainly wouldn't let shareholders know about one this small, they'd just buy their way out of it - the industry practice. I want to emphasize that we are making continual improvements at Bridgeway, and that if we had had the current staff, current systems, or current procedures, I believe this error would not have occurred.

  How Can We Do It Better?--Taxes

  Translation: This is a new section highlighting a management strategy Bridgeway is using to improve our overall performance in the fund industry. One mutual fund recently incurred capital gains for 1997, which left most shareholders with a tax bill greater than their annual total return. While theoretically this can happen at any mutual fund, Bridgeway does a number of things to try to avoid
  it.   (In 1997, an Aggressive Growth Portfolio shareholder in the
  31% tax bracket watched a $10,000 account grow to $11,557 after paying $251 in taxes at year-end. This ratio of taxes to total return is unusually lean; I would expect a shareholder to pay a higher percentage of total return in taxes in most years.)

  Before starting Bridgeway Fund in 1994, I invested primarily in stocks and had rare occasion to invest in mutual funds. These rare occasions included funds for the early days of my IRA and fund recommendations for friends. One of the things I noticed over the years was how much harder it was to pick winning mutual funds than winning stocks. I never understood this phenomenon until, as an industry "insider," I learned some of the things mutual funds do to make it hard to "beat the market." The things I learned, I have used to improve Bridgeway funds. As a mutual fund investor, I thought you might also appreciate my sharing these insights, possibly to improve your own investing prowess. So, from time to time, I plan to make this a feature of our shareholder letter. The purpose of this section is not to denigrate other mutual funds. I believe mutual funds are by far in the "cleanest" segment of the investment community. Neither am I trying simply to "toot our own horn" (although I will some). We certainly make mistakes at Bridgeway and we can continue to make improvements. But to the degree that shareholders, boards of directors, journalists, regulators, and mutual fund managers themselves identify our weak links, we can make the industry and the capitalist system safer, more efficient, productive, and humane.

  After the April tax season, Bridgeway fielded a number of questions about the tax management of our fund. Our overall philosophy is to manage tax issues in this portfolio "on the margin." This is not a specifically "tax-managed" portfolio such as Bridgeway's index funds. However, we do try to minimize turnover and justify higher taxes with even higher returns (though, of course, we cannot promise this), and we do strive to decrease the tax burden for shareholders in taxable accounts when it may help, or at least is unlikely to hurt, our overall performance. Finally, we give strong preference to current, rather than future shareholders. (A friend of mine, quoting Texas football coach Darrell Royal, would say, "Dance with who brung ya.")

  Earlier this year I read articles on Morningstar's web site and in the Wall Street Journal which highlighted the tax inefficiency of one fund in 1997. I thought it would be instructive to explain the source of this inefficiency and let you know what Bridgeway does to avoid these problems. "Fund Z" (not the real name) made a capital gains distribution of 27% in a year when the fund itself was up only 7.7%. This means that most shareholders in taxable accounts paid more in taxes than they made during the year in the fund. Due to quirks of IRS rules for mutual fund accounting, this situation can happen even to a well-managed fund. (It can also happen to an individual owning stocks if you take gains on securities which appreciated in prior years during a year of market decline, for example.) Nevertheless, most of the reasons for Fund Z's capital gains distribution were unnecessary:

  1. Untimely decision to reduce built-up capital gains. Fund Z managers decided that the fund's big capital-gains exposure was scaring away potential new investors, so they sold some stocks with high gains and then bought them back the next day. Current shareholders had to pay taxes on the resulting capital gains. In addition, they paid unnecessary transaction costs. But they received no benefits. So who did benefit? Future shareholders might benefit if the fund does well and capital gains distributions are lower than otherwise. Who benefits under almost any scenario? The fund management company whose apparent primary objective is to attract more assets. You will never see Bridgeway make transactions for this purpose. We are trying hard to look out for our current shareholders' interests first.

  2. Unexpected redemption. As the market declined in the December quarter, a large market-timing Fund Z shareholder redeemed all shares, worth about 10% of the total fund. In order to raise cash to cover the redemption, the fund had to sell some securities, which resulted in additional capital gains. We do several things to avoid this situation. First, we invite market timers not to invest in our funds. This is stated in capital letters on the front of our prospectus. We let shareholders know in our prospectus that frequent traders (twice or more per year) may not be allowed back in our funds. One thing that many funds do to avoid having to sell securities to raise cash for redemptions is to hold a large percentage of assets in cash. We only hold cash awaiting investment or to reduce to the overall risk of the portfolio in accordance with our investment objective (which is to roughly match the longer-term risk characteristics of the S&P 500.) So, what do I do with the rare large redemption? Generally, I _harvest from the bottom,_ that is, sell the current least attractive stocks according to our investment models. We manage our holdings on a _tax lot_ basis, which means we try to sell those lots which give the most favorable tax consequences to our taxable shareholders. If I were managing Fund Z, I would have looked at the stocks my models liked least, then those lots which would avoid capital gains.

  3. Two fund companies merged. The Fund Z family of funds merged with another fund family last year, resulting in additional capital gains. One fund had to sell appreciated securities to comply with investment objectives of the surviving fund, an action probably beyond the control of Fund Z's portfolio manager. It is not likely to happen at Bridgeway. I hold a majority of the shares of Bridgeway Capital Management, and I am not looking to sell out, now or in the future, to a larger company. There are some major incompatibilities between Bridgeway and all other larger companies I am aware of. I have worked for an organization with over 3,000 employees and I like my current job much better. If I wake up in 20 years working for a larger company, I would expect it to be Bridgeway.

  4. Sales to satisfy the short-short rule. This is an arcane IRS mutual fund rule which requires that no more than 30% of gross income (for simplicity, say 30% of all capital gains) can be from securities held less than 91 days. It is only a problem for funds with very high turnover. Based on our stock picking models, this rule is rarely a problem for the Bridgeway funds. The only time it was an issue was in May, 1996 when some of our stocks nearly doubled in a two-month timeframe and we wanted to reduce these holdings to reduce the portfolio risk. We had to wait an extra month to avoid creating potentially excessive _short-short_ gains. Fortunately, this rule has been repealed by Congress and since June 30 no longer applies to Bridgeway.

  In summary, we will have some better and some worse years for taxes, but I expect to sidestep all four of the reasons shareholders incurred higher taxes in Fund Z.

  Conclusion

  As always, I appreciate your feedback. We take these seriously and have made continuing improvements because of people who have taken the time to write or call us. In the last year we have made significant improvements in the timeliness of our daily Portfolio price reporting and confirmation reporting. We have included answers to some questions in our quarterly reports. And we have continued to provide a high level of personal phone support even while adding an automated "menu_ to our _800_ phone number. Please keep your ideas coming.

  Sincerely,



  John Montgomery

                                   BRIDGEWAY FUND, INC.
                                AGGRESSIVE GROWTH PORTFOLIO
                             SCHEDULE OF PORTFOLIO INVESTMENTS
                          Showing percentage of total net assets
                                       June 30, 1998

       Industry  Company                                            Shares          Value
 Common Stock - 99.4%

       Aerospace - 2.3%
                 Hexcel Corp. *                                     6,900   $    157,838

       Air Transport - 11.8%
                 Airborne Freight Corp.                            16,300        569,481
                 Alaska Air Group, Inc.*                            1,300         70,931
                 Amtran, Inc.*                                      6,700        164,988
                                                                                 805,400
       Aluminum & Products - 3.5%
                 Invision Technologies, Inc.*                      31,000        240,250

       Beverages - 0.5%
                 Lion Brewery, Inc.*                                9,000         34,875

       Building - 6.1%
                 Standard-Pacific Corp.                            20,100        414,563

       Containers - 0.1%
                 Disc Graphics, Inc.*                               1,400          5,950

       Data Processing - Hardware 7.0%
                 Bell Microproducts, Inc.*                          1,400         11,156
                 Dell Computer Corp.*                               2,920        271,013
                 Microframe, Inc.*                                 29,800        100,575
                 Printronix, Inc. *                                 5,800         92,800
                                                                                 475,544
       Data Processing - Software 13.0%
                 America Online, Inc.*                              1,300        136,663
                 Ansys, Inc. *                                     30,300        299,213
                 Expert Software, Inc.*                            11,500         47,438
                 HBO & Co.                                          4,600        162,150
                 Peoplesoft, Inc.*                                  1,500         70,500
                 Platinum Technology, Inc.*                         6,345        181,229
                                                                                 897,193
       Drugs-Generic and OTC - 7.9%
                 ICN Pharmaceuticals, Inc.*                         2,600        118,788
                 Medco Research, Inc. *                            16,500        419,719
                                                                                 538,507
       Electronics/Electric - 0.2%
                 Power Integrations, Inc.*                          1,300         11,863

       Finance - 2.2%
                 Capital One Financial Corp.                        1,200        149,025

       Food - 4.4%
                 Zapata Corp. *                                    30,600   $
                                                                                 304,088

       Home Furnishings - 0.9%
                 Ethan Allen Interiors, Inc.                        1,300
                                                                                  64,838

       Medical Equipment/Supplies - 3.5%
                 Contour Medical, Inc. *                           19,700        157,600
                 Safeskin Corp.*                                    2,000         82,250
                                                                                 239,850
       Mutual Funds - 1.3%

                 New Germany Fund, Inc.                             4,729         88,078

       Oil & Gas - 1.0%
                 Varco International, Inc.*                         3,400         67,363

       Pollution Control - 5.9%
                 American Eco Corp. *                               6,800         44,200
                 Neomagic Corp. *                                  23,200        359,600
                                                                                 403,800
       Retail Stores - 8.9%
                 Best Buy Company, Inc.*                            9,800        354,025
                 Children's Place Retail Stores, Inc.*              6,700         65,744
                 Ezcorp, Inc. *                                     5,000         54,688
                 Gap, Inc.                                          2,200        135,163
                                                                                 609,620
       Services - 14.7%
                 Accustaff, Inc.*                                  19,200        600,000
                 Advanced Health Corp. *                           11,700         64,350
                 Cambridge Technology Partners *                    3,000        163,875
                 Eco Soil Systems, Inc. *                           5,000         52,500
                 Robert Half International, Inc.*                   2,300        128,513
                                                                               1,009,238
       Steel / Iron - 0.5%
                 Keystone Consolidated
                   Industries, Inc.*                                2,700         32,063

       Transportation / Freight - 3.7%
                 Hvide Marine, Inc. *                              18,850        255,653


       Total Common Stock (Identified Cost $6,030,939)                      $  6,805,599

                                   BRIDGEWAY FUND, INC.
                                AGGRESSIVE GROWTH PORTFOLIO
                       SCHEDULE OF PORTFOLIO INVESTMENTS, continued
                          Showing percentage of total net assets
                                       June 30, 1998

       Industry  Company                                            Shares          Value
 Options - 0.4%
       Air Transport - 0.3%
                 Airborne Freight Corp.*
                   11/98 CALLS @ 40                                    25   $      4,375
                 Airborne Freight Corp.*
                   11/98 CALLS @45                                     50          4,685
                 Airborne Freight Corp.*
                   8/98 CALLS @ 30                                     26         11,050
                 Airborne Freight Corp.*
                   8/98 CALLS @ 40                                     11            893
                 Airborne Freight Corp.*
                   8/98 CALLS @ 45                                     20            250
                 Airborne Freight Corp.*
                   8/98 CALLS @35                                      14          2,275
                                                                                  23,528
       Services - 0.1%
                 Accustaff, Inc.*
                   '1/99 Calls @ 35                                    25          7,188
                 Accustaff, Inc.*
                   10/98 Calls @ 40                                    35          2,625
                                                                                   9,813


       Total Options (Identified Cost $94,431)                              $
                                                                                  33,341

 Short-term Investments - 5.3%
       Money Market Funds - 5.3%
                 Expedition Money Market Fund                     123,069        123,069
                 Federated Money Market Prime
                   Obligations Fund                               119,439        119,439

       Money Market Funds - continued
                 SEI Daily Income Trust Prime
                   Obligations Fund                                         $
                                                                                 119,429
                                                                                 361,937


                 Total Short-term Investments
                   (Identified Cost $361,937)                               $
                                                                                 361,937


       Total Investments - 105.1%
                                                            (Cost $6,487,3  $
                                                                               7,200,877

       Other Assets and Liabilities, net - (5.1)%                               (349,057)


       Total Net Assets - 100.0%                                            $  6,851,820

       Percentages are based on total net assets.

       * Non-income producing security as no dividends were paid during the period from July 1, 1997 to June 30, 1998.

       #  The portfolio owns a call option on this security.


       ** The aggregate identified cost on a tax basis is $6,487,307.
       Gross unrealized appreciation and depreciation were $1,167,621 and $454,051, respectively, or net unrealized appreciation of $713,570.

       See accompanying notes to financial statements.


                                 BRIDGEWAY FUND, INC. - AGGRESSIVE GROWTH PORTFOLIO
                                        STATEMENT OF ASSETS AND LIABILITIES
                                                As of June 30, 1998

 Assets:
     Investments at value (cost - $6,487,307)                                                          $7,200,877
     Cash                                                                                                  44,484
     Receivable for securities sold                                                                        19,950
     Receivable for interest                                                                                1,332
     Receivable for dividends                                                                                  92
     Prepaid expenses                                                                                       4,269
     Deferred organization costs                                                                            4,704
                                                                                                       ----------
           Total assets                                                                                 7,275,708
                                                                                                       ----------


 Liabilities:
     Payable for securities purchased                                                                     317,237
     Payable for shares redeemed                                                                           80,960
     Payable for management fee                                                                                80
     Payable for organization costs                                                                         4,754
     Accrued expenses                                                                                      20,857
                                                                                                       ----------
           Total liabilities                                                                              423,888
                                                                                                       ----------
     Net assets ( 337,146 shares outstanding)                                                          $6,851,820
                                                                                                       ==========
     Net asset value, offering and redemption price per share ($6,851,820 / 337,146)                       $20.32
                                                                                                       ==========

 Net assets represent:
     Paid-in capital                                                                                   $5,942,495
     Undistributed net realized gain                                                                      195,755
     Net unrealized appreciation of investments                                                           713,570
                                                                                                       ----------
     Net assets                                                                                        $6,851,820
                                                                                                       ==========

                                 BRIDGEWAY FUND, INC. - AGGRESSIVE GROWTH PORTFOLIO
                                              STATEMENT OF OPERATIONS
                                          For the year ended June 30, 1998

 Investment income:
     Dividends                                                                                            $17,180
     Interest                                                                                              10,146
                                                                                                       ----------
           Total income                                                                                    27,326

 Expenses:
     Management fees                                                                                       39,058
     Accounting fees                                                                                       38,151
     Audit fees                                                                                             6,802
     Custody                                                                                                5,818
     Amortization of organization costs                                                                     4,507
     Insurance                                                                                                716
     Legal                                                                                                  3,759
     Registration fees                                                                                      8,334
     Directors' fees                                                                                          933
     Miscellaneous                                                                                            108

                                                                                                       ----------
           Total expenses                                                                                 108,186
                                                                                                       ----------

 Net investment loss                                                                                      (80,860)
                                                                                                       ----------

 Net realized and unrealized gain on investments:
     Net realized gain on investments                                                                     584,511
     Net realized loss on options                                                                         (27,950)
     Net change in unrealized appreciation                                                                213,313
                                                                                                       ----------
     Net realized and unrealized gain                                                                     769,874
                                                                                                       ----------

 Net increase in assets resulting from operations                                                        $689,014
                                                                                                       ==========

 See accompanying notes to financial statements.

                                         BRIDGEWAY FUND, INC.
                                      AGGRESSIVE GROWTH PORTFOLIO
                                  STATEMENT OF CHANGES IN NET ASSETS

                                                                   Year ended       Year ended
 Increase (decrease) in net assets:                               June 30, 1998    June 30, 1997
 Operations:
     Net investment loss                                               ($80,860)        ($33,138)
     Net realized gain on investments                                   584,511          187,476
     Net realized loss on options                                       (27,950)               0
     Net change in unrealized appreciation                              213,313          372,114
                                                                      ---------        ---------
         Net increase resulting from operations                         689,014          526,452
                                                                      ---------        ---------
     Distributions to shareholders:
         From net investment income                                           0                0
         From realized gains on investments                            (455,880)        (128,863)
                                                                      ---------        ---------
           Total distributions to shareholders                         (455,880)        (128,863)
 Fund share transactions:
     Proceeds from sale of shares                                     6,076,613        2,150,757
     Reinvestment of dividends                                          451,952          123,538
     Cost of shares redeemed                                         (3,330,369)        (753,879)
                                                                      ---------        ---------
         Net increase from Fund share transactions                    3,198,196        1,520,416
                                                                      ---------        ---------
         Net increase in net assets                                   3,431,330        1,918,005
 Net assets:
     Beginning of period                                              3,420,490        1,502,485
                                                                      ---------        ---------
     End of period                                                   $6,851,820       $3,420,490
                                                                      =========        =========

 Number of Fund shares:
     Sold                                                               293,674          129,254
     Issued on dividends reinvested                                      25,433            7,362
     Redeemed                                                          (163,996)         (44,758)
                                                                      ---------        ---------
         Net increase                                                   155,111           91,858
     Outstanding at beginning of period                                 182,035           90,177
                                                                      ---------        ---------
     Outstanding at end of period                                       337,146          182,035
                                                                      ---------        ---------

 See accompanying notes to financial statements.

                                             BRIDGEWAY FUND, INC. - AGGRESSIVE GROWTH PORTFOLIO
                                                            FINANCIAL HIGHLIGHTS
                                               (for a share outstanding throughout the period)

                                                      Year ended         Year ended         Year ended         8/5/94* to
                                                     June 30, 1998      June 30, 1997      June 30, 1996      June 30, 1995
 Per share data
     Net asset value, beginning of period                $18.79             $16.66             $11.71              $9.89
                                                         ------             ------             ------             ------
     Income (loss) from investment operations:
         Net investment loss                              (0.30)             (0.24)             (0.18)             (0.02)
         Net realized and unrealized gain                  3.46               3.43               5.22               1.84
                                                         ------             ------             ------             ------
              Total from investment operations             3.16               3.19               5.04               1.82
                                                         ------             ------             ------             ------
     Less distributions to shareholders:
         Net investment income                             0.00               0.00               0.00               0.00
         Net realized gains                               (1.63)             (1.06)             (0.09)              0.00
                                                         ------             ------             ------             ------
              Total distributions                         (1.63)             (1.06)             (0.09)              0.00
                                                         ------             ------             ------             ------
     Net asset value, end of period                      $20.32             $18.79             $16.66             $11.71
                                                         ======             ======             ======             ======

 Total return [1]                                         18.1%              19.9%              43.3%              19.5%
 Ratios & Supplemental Data
     Net assets, end of period                       $6,851,820         $3,420,490         $1,502,485           $276,272
     Ratios to average net assets: [2]
         Expenses after waivers and reimbursements        2.00%              2.00%              1.97%              1.86%
         Expenses before waivers and reimbursements       2.00%              2.77%              5.73%             16.15%
         Net investment loss after
           waivers and reimbursements                    (1.50%)            (1.40%)            (1.26%)            (0.30%)

     Portfolio turnover rate [2]                         132.3%             138.9%             167.7%             139.9%

 [1] Not annualized for periods less than a year.
 [2] Annualized for periods less than a year.
 *  August 5, 1994 was commencement of operations.

 See accompanying notes to financial statements.

  BRIDGEWAY FUND, INC.
  AGGRESSIVE GROWTH PORTFOLIO
  NOTES TO FINANCIAL STATEMENTS


  1.  Organization:

  Bridgeway Fund,  Inc.  (the "Fund")  was  organized  as a  Maryland corporation on  October  19,  1993,  and  is registered  under  the
  Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company.

  The Fund is organized as a series fund and has six portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Aggressive Growth Portfolio and the Social Responsibility
  Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra-Small Index Portfolio and the Ultra-Large 35 Index Portfolio. On June 5, 1998, the Fund added the Micro-Cap Limited Portfolio. The Fund is authorized to issue 1,000,000,000 shares.

  Bridgeway Capital Management, Inc. is the Adviser to the Fund.

  2.  Significant Accounting Policies:

  The following  is  a  summary  of significant  accounting  policies
  followed  by  the  Fund   in  the  preparation  of   its  financial
  statements.

  Securities Valuation

  Securities are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available quoted closing or bid price is used and adjusted for changes in the index on the exchange on which that security trades, also in accordance with the pricing policy established by the Fund's Board of Directors.

  Federal Income Taxes

  It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the timely distribution of all its taxable income to its shareholders. Therefore, no federal income tax provision has been recorded.

  Deferred Organization Costs

  Deferred organization costs are amortized on a straight-line basis over five years. The initial shareholders, prior to the prospectus being declared effective on June 30, 1994, have agreed that if any of the initial shares of each portfolio are redeemed during such amortization period by any holder thereof, the redemption proceeds will be reduced by the amount of the then unamortized organization expenses in the same ratio as the number of shares redeemed bears to the number of total outstanding shares at the time of redemption.

  Distributions to Shareholders

  Distributions to shareholders are recorded when declared. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

  During the year ended June 30, 1997, the Aggressive Growth Portfolio did not pay sufficient dividends and distributions from net investment income and from net capital gains generated during the year ended June 30, 1996. The Aggressive Growth Portfolio has petitioned the Internal Revenue Service for permission to make such deficient distributions. Taxpayers would be taxed on these distributions in the year received. Based upon management's assessment, the interest and penalties related to these deficient distributions are expected to be approximately $6,000. While management believes the Internal Revenue Service has agreed in principle to the petition, the ultimate outcome of this matter will not be determined until final agreement is reached with the
  Internal Revenue Service. The Adviser has committed to pay the interest and penalties and all other costs associated with resolving the deficiency for the portfolio.

  BRIDGEWAY FUND, INC.
  AGGRESSIVE GROWTH PORTFOLIO
  NOTES TO FINANCIAL STATEMENTS, Continued


  2.  Significant Accounting Policies
  Distributions to Shareholders, Continued

  Use of Estimates in Financial Statements

  In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

  Risks and Uncertainties

  The Fund provides for various investment options including stocks, call and put options. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights. (See prospectus for additional risk information.)
  12b-1 Plan

  The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there is no "12b-1 fee."

  Other

  Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

  3.  Use of Derivative Instruments:

  The Aggressive Growth Portfolio may use derivative securities such as futures, stock options and index options. (See Prospectus for additional information.) Buying calls increases a Portfolio's exposure to the underlying security. Buying puts on a stock market index tends to limit a Portfolio's exposure to a stock market decline. All options purchased by the Fund were listed on exchanges and considered liquid positions with readily available market quotes. A summary of transactions in options by the Aggressive Growth Portfolio follows:

                                       Call Options          Put Options
                                       Number                Number
                                       of calls  Cost        of puts
  Cost
  Options outstanding June 30, 1997    24        $44,454     0        $0
  Options split                        12              0     0         0
  Options purchased                    414       134,748     73    1,060
  Options expired                     (107)      (11,108)   (73)  (1,060)
  Options exercised                    (25)       (3,963)    0         0
  Options closed                      (112)      (69,700)    0         0
  Options outstanding June 30, 1998    206       $94,431     0        $0

  Market value June 30, 1998                     $33,341              $0

  BRIDGEWAY FUND, INC.
  AGGRESSIVE GROWTH PORTFOLIO
  NOTES TO FINANCIAL STATEMENTS, Continued


  4.  Management Contract:

  The Fund has entered into a management contract with Bridgeway Capital Management, Inc. (the Adviser"), a shareholder of the Fund. As compensation for the advisory services rendered, facilities furnished, and expenses borne by Bridgeway Capital Management, Inc., the portfolio pays Bridgeway Capital Management, Inc. a fee, computed and paid monthly based on the average daily net assets of the portfolio for the month. Such fee is based on the following annual rates: 0.90% of the first $250 million of the portfolio's average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million.

  The fee is adjusted quarterly for based upon performance. The performance adjustment rate varies with the Fund's performance as compared to the performance of the Standard & Poor's 500 Composite Stock Price Index with dividends reinvested (hereinafter "Index" ) and ranges from -.7% to +.7%. The performance rate adjustment is calculated at 4.67% of the difference between the performance of the Fund and that of the Index over the trailing five year period, except that there is no performance adjustment if the difference between the Fund performance and the Index performance is less than or equal to 2%.

  5.  Related Party Transactions:

  One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the Fund are employees of the Adviser and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the Accounting fees expense category of the financial statements. All amounts paid for shareholder accounting are paid to the Adviser.

  Payable for organization costs is payable to the Adviser.

  6.  Custodial Agreement:

  The Fund has entered into a Custodial Agreement with Compass Bank. As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid quarterly based on the average month end total assets of each portfolio for the quarter plus a fee per transaction.

  7.  Cost, Purchases and Sales of Investment Securities:

  Investments have the same cost for tax and financial statement purposes. Aggregate purchases and sales of investment securities, other than cash equivalents were $9,543,989 and $6,763,845, respectively, for the year ended June 30, 1998.

  Report of Independent Accountants




  To the Board of Directors of Bridgeway Fund, Inc.
  and Shareholders of the Aggressive Growth Portfolio:

  We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of the Aggressive Growth Portfolio (one of the portfolios constituting Bridgeway Fund, Inc.) as of June 30, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from August 5, 1994 (commencement of operations) to June 30, 1995. These financial statements and financial highlights are the responsibility of the management of Bridgeway Fund, Inc. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Aggressive Growth Portfolio of Bridgeway Fund, Inc. as of June 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from August 5, 1994 (commencement of operations) to June 30, 1995, in conformity with generally accepted accounting principles.




  Houston, Texas
  August 25, 1998

  August 28, 1998

  Dear Fellow Social Responsibility Shareholder,

  Our Portfolio financial performance for our fourth fiscal year was excellent. Total return for the year ended June 30, 1998 was more than five percentage points above the S&P 500 Index, and over twelve percentage points above the average growth and income fund. On the strength of this year's performance we regained our lead over the average growth and income fund and narrowed our gap with the S&P 500. Our fund ranked second of 32 socially responsible retail equity funds for one year performance and seventh of 23 funds for three year performance according to Morningstar.

  Performance Summary

  The following table presents SEC standardized performance for the June quarter, one year, and life-to-date:

                                            June Qtr.   1 Year     Life-to-Date
                                            4/1/98      7/1/97     8/5/94 to
                                            to 6/30/98  to 6/30/98 6/30/98**
  Social Responsibility Portfolio           2.9%        35.3%      24.9%
  S&P 500 Index (large stocks)*             3.3%        30.2%      29.0%
  Lipper Growth and Income Funds*           0.6%        23.5%      22.9%

  *The S&P 500 is an unmanaged index of large stocks, with dividends reinvested. The Lipper Growth and Income Funds reflect the aggregate record of domestic growth and income mutual funds as reported by Lipper Analytical Services, Inc. Past performance does not guarantee future returns.

  ** Life-to-date returns are annualized; quarterly returns are not annualized.

  GRAPH:
  _Growth of $10,000 Invested in various Funds and Indexes from 8/5/94 to 6/30/98_
  Shows the growth of $10,000 in the Bridgeway Social Responsibility Portfolio, the Lipper Growth and Income Funds, and the S&P 500 Index.
  As of 6/30/98 the $10,000 had grown to $23,819 in the Bridgeway Social Responsibility Portfolio, $26,998 in the S&P 500 Index and $22,368 in the Lipper Growth and Income Funds.

  Explanation of Financial Performance

  Translation: Our strong exposure to the retail sector (22% of net assets) and health sector (22%) both worked strongly in our favor this year. Our focus on larger stocks and to some degree on growth stocks helped as well.

  The following table presents ten stocks which gained at least 50% during the fiscal year:

  Rank    Description                  % Change
  1       The Gap, Inc.                137%       Retail Stores
  2       Schering Plough Corp.         91%       Drugs-Generic and OTC
  3       Sofamor/Danek Group Inc.      89%       Medical equipment
  4       Pfizer, Inc.                  82%       Drugs-Generic and OTC
  5       AMR Corp.                     80%       Air Transport
  6       Safeway Inc.                  76%       Retail Stores
  7       Ultra-Pac                     64%       Containers
  8       Dayton Hudson Corp.           66%       Retail Stores
  9       Microsoft Corp.               62%       Data Processing-Software
  10      BankBoston Corp.              54%       Banking

  Healthcare took the three of the top four spots in the ranking of companies. Retail stores took three of the other spots on this list. Together, they helped launch our performance past our benchmarks during the fiscal year. Ultra-Pac, a company we highlighted earlier in the fiscal year, was bought out and gave us a hefty short-term gain of 64%.

  Of course not all our stocks went up. We had a handful with very slight declines. The one disaster was Vivus, another previously highlighted healthcare stock. After a very promising introduction of a new product, the company ran into production problems and a reversal of sales growth in spite of heavy marketing expenditures. We closed out this position with a 65% loss. Fortunately (and by design), we held a relatively small position of this riskier stock.
  Largest Positions

  Our largest ten portfolio positions on June 30, 1998 continue to reflect some concentration in retail and healthcare:

  Company                       % of Net Assets  Industry
  The Gap, Inc.                 5.3%             Retail Stores
  Safeskin                      4.6%             Medical equipment
  Sofamor/Danek Group Inc.      4.6%             Medical equipment
  Pfizer, Inc.                  4.5%             Drugs-Generic and OTC
  Timberland Co.                4.1%             Leather & Shoes
  Schering Plough Corp.         4.0%             Drugs-Generic and OTC
  Safeway Inc.                  3.9%             Retail Stores
  Dayton Hudson Corp.           3.6%             Retail Stores
  Home Depot                    3.6%             Retail Stores
  Microsoft Corp.               3.4%             Data Processing Software
  Total                        41.6%

  The enclosed annual financial statement contains a complete listing of all Portfolio securities by industry.

  Disclaimer

  The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 1998; security positions can and do change thereafter.

  Bridgeway Capital Management, Inc. Turns 5!

  Last month Bridgeway Capital Management celebrated its fifth birthday. As the first Bridgeway employee, staff presented me with a five-year pin. Texans don't differentiate between short _e's_ and short _i's,_ so I was actually presented with a five-year pen.

  When I was 24, I took a job in which I happened to be the youngest person ever to have filled that position. I figured if I just didn't die first, being the youngest guy around was a problem that would solve itself. (Now that we have hired some people an entire generation younger than myself, I guess I've _arrived._) I feel the same way about Bridgeway. In the first couple of years it seemed we just couldn't get our foot in the door most places because, regardless of my personal experience or that of our staff, our firm was just too young. We're still young, but this is a problem that is taking care of itself.

  Bridgeway Portfolios rank in top 4%

  The June issue of Mutual Funds Magazine named me the _Gold Medal_ manager of the micro-cap category. We tallied the raw fund scores for all fund families with at least two funds to see how Bridgeway fared overall. Using Mutual Funds Magazine's method of ranking (which limits the analysis to funds with at least three years and compares performance to a peer group), Bridgeway's three original funds together rank 7th of 199, or in the fourth percentile.

  Worst Mistake in Fiscal Year 1998

  Translation: At least once a year I like to tell our shareholders our worst mistake - well, there were two. I try to help create an atmosphere at Bridgeway in which people are willing to put mistakes on the table so we can all learn from them. It's only fair that I do this with our Board of Directors and you, the shareholder, my ultimate boss. Our worst two mistakes were not delivering on our commitment to offer an Internet site, and a small pricing error in another one of our portfolios (not Social Responsibility) early in the year.

  I am very pleased with our performance this year and there isn't anything about our specific stock performance I would put in the category of _mistake_ for Fiscal 1998. Sure, I would rather not have bought Vivus, but each stock in the Portfolio was a legitimate _buy_ from one of my models, and I feel we did a good job of staying on top of these stocks, investigating them for _spurious data,_ and screening for social criteria. My reacting to poor economic news from Southeast Asia last fall would have helped (a bit like Monday morning quarterbacking). I do no economic forecasting, because the record of professionals in this area is abysmal. Also, it frees up my time to concentrate on individual stock picking.

  While I am very pleased with a number of improvements in our administration/operations over the last year, especially the increasing strength of our staff, I would have to point to two non-investment mistakes. First, I committed to getting a Bridgeway web site up and running in Fiscal Year 1998, but we still only have the first steps_a web address (Bridgewayfund.com) and daily posting of our Portfolio net asset values per share. Although I fell short of my goal, we have much more planned for this site, and I recommit to significant progress before the end of November.

  A second, and potentially more significant mistake is that we missed accounting for a stock split (not the Social Responsibility Portfolio) at the beginning of the Fiscal Year, which cost the Adviser about $13,500 to correct. This is one of those situations in which Murphy's Law applies. Several things had to happen to make this error. _Missing_ a stock split means having a company in the Portfolio issue additional shares on a given day, but not accounting for it. If it causes our reported net asset value to be off a penny or more, then shareholders purchase or redeem at the wrong price and the Adviser, Bridgeway Capital Management, must make both the Portfolio and purchasing or redeeming shareholders _whole._ Most mutual funds make pricing errors which you simply don't hear about. Most certainly wouldn't let shareholders know about one this small, they'd just buy their way out of it - the industry practice. I want to emphasize that we are making continual improvements at Bridgeway, and that if we had had the current staff, current systems, or current procedures, I believe this error would not have occurred.

  How Can We Do It Better?--Taxes

  Translation: This is a new section highlighting a management strategy Bridgeway is using to improve our overall performance in the fund industry. One mutual fund recently incurred capital gains for 1997, which left most shareholders with a tax bill greater than their annual total return. While theoretically this can happen at any mutual fund, Bridgeway does a number of things to try to avoid it. (In 1997, a Social Responsibility Portfolio shareholder in the 31% tax bracket watched a $10,000 account grow to $13,447 after paying $83 in taxes at year-end. This ratio of taxes to total return is unusually lean; I would expect a shareholder to pay a higher percentage of total return in taxes in most years.)

  Before starting Bridgeway Fund in 1994, I invested primarily in stocks and had rare occasion to invest in mutual funds. These rare occasions included funds for the early days of my IRA and fund recommendations for friends. One of the things I noticed over the years was how much harder it was to pick winning mutual funds than winning stocks. I never understood this phenomenon until, as an industry "insider," I learned some of the things mutual funds do to make it hard to "beat the market." The things I learned, I have used to improve Bridgeway funds.

  As a mutual fund investor, I thought you might also appreciate my sharing these insights, possibly to improve your own investing prowess. So, from time to time, I plan to make this a feature of our shareholder letter. The purpose of this section is not to denigrate other mutual funds. I believe mutual funds are by far in the "cleanest" segment of the investment community. Neither am I trying simply to "toot our own horn" (although I will some). We certainly make mistakes at Bridgeway and we can continue to make improvements. But to the degree that shareholders, boards of directors, journalists, regulators, and mutual fund managers themselves identify our weak links, we can make the industry and the capitalist system safer, more efficient, productive, and humane.

  After the April tax season, Bridgeway fielded a number of questions about the tax management of our fund. Our overall philosophy is to manage tax issues in this portfolio "on the margin." This is not a specifically "tax-managed" portfolio such as Bridgeway's index funds. However, we do try to minimize turnover and justify higher taxes with even higher returns (though, of course, we cannot promise this), and we do strive to decrease the tax burden for shareholders in taxable accounts when it may help, or at least is unlikely to hurt, our overall performance. Finally, we give strong preference to current, rather than future shareholders. (A friend of mine, quoting Texas football coach Darrell Royal, would say, "Dance with who brung ya.")

  Earlier this year I read articles on Morningstar's web site and in the Wall Street Journal which highlighted the tax inefficiency of one fund in 1997. I thought it would be instructive to explain the source of this inefficiency and let you know what
  Bridgeway does to avoid these problems.   "Fund Z" (not the  real
  name) made a capital gains distribution of 27% in a year when the fund itself was up only 7.7%. This means that most shareholders in taxable accounts paid more in taxes than they made during the year in the fund. Due to quirks of IRS rules for mutual fund accounting, this situation can happen even to a well-managed fund. (It can also happen to an individual owning stocks if you take gains on securities which appreciated in prior years during a year of market decline, for example.) Nevertheless, most of the reasons for Fund Z's capital gains distribution were unnecessary:

  1. Untimely decision to reduce built-up capital gains. Fund Z managers decided that the fund's big capital-gains exposure was scaring away potential new investors, so they sold some stocks with high gains and then bought them back the next day. Current shareholders had to pay taxes on the resulting capital gains. In addition, they paid unnecessary transaction costs. But they received no benefits. So who did benefit? Future shareholders might benefit if the fund does well and capital gains distributions are lower than otherwise. Who benefits under almost any scenario? The fund management company whose apparent primary objective is to attract more assets. You will never see Bridgeway make transactions for this purpose. We are trying hard to look out for our current shareholders' interests first.

  2. Unexpected redemption. As the market declined in the December quarter, a large market-timing Fund Z shareholder redeemed all shares, worth about 10% of the total fund. In order to raise cash to cover the redemption, the fund had to sell some securities, which resulted in additional capital gains. We do several things to avoid this situation. First, we invite market timers not to invest in our funds. This is stated in capital letters on the front of our prospectus. We let shareholders know in our prospectus that frequent traders (twice or more per year) may not be allowed back in our funds. One thing that many funds do to avoid having to sell securities to raise cash for redemptions is to hold a large percentage of assets in cash. We only hold cash awaiting investment or to reduce to the overall risk of the portfolio in accordance with our investment objective (which is to roughly match the longer-term risk characteristics of the S&P 500.) So, what do I do with the rare large redemption? Generally, I _harvest from the bottom,_ that is, sell the current least attractive stocks according to our investment models. We manage our holdings on a _tax lot_ basis, which means we try to sell those lots which give the most favorable tax consequences to our taxable shareholders. If I were managing Fund Z, I would have looked at the stocks my models liked least, then those lots which would avoid capital gains.

  3. Two fund companies merged. The Fund Z family of funds merged with another fund family last year, resulting in additional capital gains. One fund had to sell appreciated securities to comply with investment objectives of the surviving fund, an action probably beyond the control of Fund Z's portfolio manager. It is not likely to happen at Bridgeway. I hold a majority of the shares of Bridgeway Capital Management, and I am not looking to sell out, now or in the future, to a larger company. There are some major incompatibilities between Bridgeway and all other larger companies I am aware of. I have worked for an organization with over 3,000 employees and I like my current job much better. If I wake up in 20 years working for a larger company, I would expect it to be Bridgeway.

  4. Sales to satisfy the short-short rule. This is an arcane IRS mutual fund rule which requires that no more than 30% of gross income (for simplicity, say 30% of all capital gains) can be from securities held less than 91 days. It is only a problem for funds with very high turnover. Based on our stock picking models, this rule is rarely a problem for the Bridgeway funds. The only time it was an issue was in May, 1996 when some of our stocks nearly doubled in a two-month timeframe and we wanted to reduce these holdings to reduce the portfolio risk. We had to wait an extra month to avoid creating potentially excessive _short-short_ gains. Fortunately, this rule has been repealed by congress and since June 30 no longer applies to Bridgeway.

  In summary, we will have some better and some worse years for taxes, but I expect to sidestep all four of the reasons shareholders incurred higher taxes in Fund Z.
  Conclusion

  As always, I appreciate your feedback. We take these seriously and have made continuing improvements because of people who have taken the time to write or call us. In the last year we have made significant improvements in the timeliness of our daily Portfolio price reporting and confirmation reporting. We have included answers to some questions in our quarterly reports. And we have continued to provide a high level of personal phone support even while adding an automated "menu_ to our _800_ phone number. Please keep your ideas coming.

  Sincerely,


  John Montgomery

                                   BRIDGEWAY FUND, INC.
                              SOCIAL RESPONSIBILITY PORTFOLIO
                             SCHEDULE OF PORTFOLIO INVESTMENTS
                          Showing percentage of total net assets
                                       June 30, 1998

       Industry  Company                                            Shares          Value
 Common Stock - 75.2%
       Air Transport - 1.7%
                 AMR Corp. *                                          300   $     24,975

       Aluminum & Products - 2.0%
                 Invision Technologies, Inc.*                       3,800         29,450

       Banking - 5.7%
                 Bank Boston Corp.                                     90          5,006
                 MBNA Corp.                                         1,125         37,195
                 Norwest Corp.                                      1,100         41,250

                                                                                  83,451
       Chemicals - 0.2%
                 Solutia Inc.                                         100          2,869

       Data Processing - Software 3.4%
                 Microsoft Corp. *                                    460         49,853

       Drugs-Generic and OTC - 12.0%
                 Eli Lilly and Company                                400         26,500
                 Merck & Company, Inc.                                195         26,081
                 Pfizer, Inc.                                         610         66,185
                 Schering-Plough Corp.                                638         58,457
                                                                                 177,223
       Electronics/Electric - 2.0%
                 Sony Corp.                                           350         30,122

       Finance - 5.7%
                 Fannie Mae                                           750         46,125
                 Student Loan SLM Holding Corp.                       770         37,730
                                                                                  83,855
       Food - 2.8%
                 Ben & Jerry's Homemade, Inc. *                     2,150         41,656

       Leather & Shoes - 4.1%
                 Timberland Co. *                                     830         59,708

       Medical equipment/Supplies - 10.4%
                 Johnson & Johnson, Inc.                              230         17,020
                 Safeskin Corp.*                                    1,660         68,268
                 Sofamor/Danek Group, Inc. *                          780         67,519
                                                                                 152,807
       Retail Stores - 22.3%
                 Whole Foods Market, Inc.*                            740         44,770
                 Dayton Hudson Corp.                                1,100         53,350
                 Herman Miller, Inc.                                1,700         41,331
                 Home Depot, Inc.                                     630         52,369
                 Safeway, Inc.*                                     1,424         57,939

       Retail Stores, continued
                 Gap, Inc.                                          1,275         78,333
                                                                                 328,092
       Services - 3.0%
                 The AES Corp.*                                       830         43,627


       Total Common Stock (Identified Cost $743,945)                        $  1,107,688

 Short-term Investments - 27.0%
       Money Market Funds - 27.0%
                 Expedition Money Market Fund                      67,580         67,580
                 Federated Money Market Prime
                   Obligations Fund                                63,605         63,605
                 Federated Money Market Trust
                   Fund                                            63,605         63,605
                 Federated Prime Obligations
                   Fund                                            67,580         67,580
                 SEI Daily Income Trust Money
                   Market Fund                                     67,580         67,580
                 SEI Daily Income Trust Prime
                   Obligations Fund                                63,605         67,580
                                                                                 397,530


       Total Short-term Investments
                   (Identified Cost $397,530)                               $    397,530


 Total Investments - 102.2%
                   (Cost $1,141,475)                                        $  1,505,218

 Other Assets and Liabilities, net - (2.2)%                                      (31,995)


 Total Net Assets - 100.0%                                                  $  1,473,223

 Percentages are based on total net assets.

 * Non-income producing security as no dividends were paid during the period from July 1, 1997 to June 30, 1998.

 ** The aggregate identified cost on a tax basis is $1,141,475.
 Gross unrealized appreciation and depreciation were $375,877 and $12,134, respectively, or net unrealized appreciation of $363,743.

 See accompanying notes to financial statements.

                               BRIDGEWAY FUND, INC. - SOCIAL RESPONSIBILITY PORTFOLIO
                                        STATEMENT OF ASSETS AND LIABILITIES
                                                As of June 30, 1998

 Assets:
     Investments at value (cost - $1,141,475)                                                          $1,505,218
     Receivable for interest                                                                                1,624
     Receivable for dividends                                                                                 333
     Receivable from adviser                                                                                  213
     Prepaid expenses                                                                                       1,172
     Deferred organization costs                                                                            4,697
                                                                                                       ----------
           Total assets                                                                                 1,513,257
                                                                                                       ----------

 Liabilities:
     Bank overdraft                                                                                        17,061
     Payable for investments purchased                                                                     14,869
     Payable for organization costs                                                                         4,748
     Accrued expenses                                                                                       3,356
                                                                                                       ----------
           Total liabilities                                                                               40,034
                                                                                                       ----------
     Net assets ( 69,692 shares outstanding)                                                           $1,473,223
                                                                                                       ==========
     Net asset value, offering and redemption price per share ($1,473,223 / 69,692)                        $21.14
                                                                                                       ==========

 Net assets represent:
     Paid-in capital                                                                                   $1,100,108
     Undistributed investment income                                                                          724
     Net realized gain                                                                                      8,648
     Net unrealized appreciation of investments                                                           363,743
                                                                                                       ----------
     Net assets                                                                                        $1,473,223
                                                                                                       ==========

                               BRIDGEWAY FUND, INC. - SOCIAL RESPONSIBILITY PORTFOLIO
                                              STATEMENT OF OPERATIONS
                                          For the year ended June 30, 1998

 Investment income:
     Dividends                                                                                             $4,696
     Interest                                                                                              10,415
                                                                                                       ----------
           Total income                                                                                    15,111

 Expenses:
     Management fees                                                                                        1,950
     Accounting fees                                                                                       15,219
     Audit fees                                                                                             6,802
     Custody                                                                                                1,932
     Amortization of organization costs                                                                     4,485
     Insurance                                                                                                143
     Legal                                                                                                  1,158
     Registration fees                                                                                      5,100
     Directors' fees                                                                                          933
     Miscellaneous                                                                                            108
                                                                                                       ----------
           Total expenses                                                                                  37,830

     Less fees waived                                                                                     (17,169)
     Less expenses reimbursed                                                                              (5,765)
                                                                                                       ----------
           Net expenses                                                                                    14,896
                                                                                                       ----------

 Net investment income                                                                                        215
                                                                                                       ----------

 Net realized and unrealized gain on investments:
     Net realized gain on investments                                                                      43,383
     Net change in unrealized appreciation                                                                246,810
                                                                                                       ----------
     Net realized and unrealized gain                                                                     290,193
                                                                                                       ----------

 Net increase in assets resulting from operations                                                        $290,408
                                                                                                       ==========

 See accompanying notes to financial statements.

                      BRIDGEWAY FUND, INC. - SOCIAL RESPONSIBILITY PORTFOLIO
                                STATEMENT OF CHANGES IN NET ASSETS

                                                                   Year ended       Year ended
 Increase (decrease) in net assets:                               June 30, 1998    June 30, 1997
 Operations:
     Net investment income                                                 $215           $1,064
     Net realized gain on investments                                    43,383            8,591
     Net change in unrealized appreciation                              246,810           71,190
                                                                     ----------       ----------
         Net increase resulting from operations                         290,408           80,845
                                                                     ----------       ----------
     Distributions to shareholders:
         From net investment income                                        (547)               0
         From realized gains on investments                             (30,868)         (21,520)
                                                                     ----------       ----------
           Total distributions to shareholders                          (31,415)         (21,520)
 Fund share transactions:
     Proceeds from sale of shares                                       671,280          254,732
     Reinvestment of dividends                                           28,882           21,520
     Cost of shares redeemed                                           (123,861)         (58,608)
                                                                     ----------       ----------
         Net increase from Fund share transactions                      576,301          217,644
                                                                     ----------       ----------
         Net increase in net assets                                     835,294          276,969
 Net assets:
     Beginning of period                                                637,929          360,960
                                                                     ----------       ----------
     End of period (including undistributed investment
             income of $724 and $1,075, respectively)                $1,473,223         $637,929
                                                                     ==========       ==========

 Number of Fund shares:
     Sold                                                                34,827           17,127
     Issued on dividends reinvested                                       1,681            1,556
     Redeemed                                                            (6,179)          (3,911)
                                                                     ----------       ----------
         Net increase                                                    30,329           14,772
     Outstanding at beginning of period                                  39,363           24,591
                                                                     ----------       ----------
     Outstanding at end of period                                        69,692           39,363
                                                                     ==========       ==========

 See accompanying notes to financial statements.

                                       BRIDGEWAY FUND, INC. - SOCIAL RESPONSIBILITY PORTFOLIO
                                                        FINANCIAL HIGHLIGHTS
                                           (for a share outstanding throughout the period)

                                                                   Year ended       Year ended       Year ended       8/5/94* to
                                                                  June 30, 1998    June 30, 1997    June 30, 1996    June 30, 1995
 Per share data
     Net asset value, beginning of period                                $16.21           $14.68           $11.61            $9.85
                                                                         ------           ------           ------           ------
     Income (loss) from investment operations:
         Net investment income (loss)                                      0.00             0.03            (0.02)            0.07
         Net realized and unrealized gain                                  5.57             2.31             3.11             1.70
                                                                         ------           ------           ------           ------
              Total from investment operations                             5.57             2.34             3.09             1.77
                                                                         ------           ------           ------           ------
     Less distributions to shareholders:
         Net investment income (loss)                                     (0.01)            0.00            (0.02)           (0.01)
         Net realized gains                                               (0.63)           (0.81)            0.00             0.00
                                                                         ------           ------           ------           ------
              Total distributions                                         (0.64)           (0.81)           (0.02)           (0.01)
                                                                         ------           ------           ------           ------
     Net asset value, end of period                                      $21.14           $16.21           $14.68           $11.61
                                                                         ======           ======           ======           ======

 Total return [1]                                                          35.3%            16.9%            26.6%            18.9%
 Ratios & Supplemental Data
     Net assets, end of period                                       $1,473,223         $637,929         $360,960          $64,421
     Ratios to average net assets: [2]
         Expenses after waivers and reimbursements                        1.50%            1.50%            1.48%            1.46%
         Expenses before waivers and reimbursements                       3.81%            5.81%           16.80%           72.83%
         Net investment income (loss) after waivers and reimbur           0.02%            0.24%           (0.17%)           0.90%

     Portfolio turnover rate [2]                                           37.8%            35.5%            83.8%            71.7%

 [1] Not annualized for periods less than a year.
 [2] Annualized for periods less than a year.
 *  August 5, 1994 was commencement of operations.

 See accompanying notes to financial statements.

  BRIDGEWAY FUND, INC.
  SOCIAL RESPONSIBILITY PORTFOLIO
  NOTES TO FINANCIAL STATEMENTS


  1.  Organization:

  Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company.

  The Fund is organized as a series fund and has six portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Aggressive Growth Portfolio and the Social Responsibility Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra-Small Index Portfolio and the Ultra-Large 35 Index Portfolio. On June 5, 1998, the Fund added the Micro-Cap Limited Portfolio. The Fund is authorized to issue 1,000,000,000 shares.

  Bridgeway Capital Management, Inc. is Adviser to the Fund.

  2.  Significant Accounting Policies:

  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

  Securities Valuation

  Securities are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available quoted closing or bid price is used and adjusted for changes in the index on the exchange on which that security trades, also in accordance with the pricing policy established by the Fund's Board of Directors.

  Federal Income Taxes

  It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the timely distribution of all its taxable income to its shareholders. Therefore, no federal income tax provision has been recorded.

  Deferred Organization Costs

  Deferred organization costs are amortized on a straight-line basis over five years. The initial shareholders, prior to the prospectus being declared effective on June 30, 1994, have agreed that if any of the initial shares of each portfolio are redeemed during such amortization period by any holder thereof, the redemption proceeds will be reduced by the amount of the then unamortized organization expenses in the same ratio as the number of shares redeemed bears to the number of total outstanding shares at the time of redemption.

  Distributions to Shareholders

  Distributions to shareholders are recorded when declared. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

  Use of Estimates in Financial Statements

  In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

  BRIDGEWAY FUND, INC.
  SOCIAL RESPONSIBILITY PORTFOLIO
  NOTES TO FINANCIAL STATEMENTS, Continued


  2.  Significant Accounting Policies, Continued

  Risks and Uncertainties

  The Fund invests in stocks. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

  12b-1 Plan

  The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there is no "12b-1 fee."

  Other

  Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

  Assets in the Social Responsibility Portfolio are very low, and may remain so in the immediate future. Because commission cost per trade is unacceptably high as a percentage of assets, the Adviser reimburses this Portfolio for any commissions above one cent/share. The Adviser expects to continue this practice until portfolio net assets reach at least $2 million.

  3.  Use of Derivative Instruments:

  The Social Responsibility Portfolio may use derivative securities such as the purchases and sales of futures and stock and index options to hedge risk. (See Prospectus for additional information.) Buying calls increases a Portfolio's exposure to the underlying security. Buying puts on a stock market index tends to limit a Portfolio's exposure to a stock market decline. All options purchased by the Fund were listed on exchanges and considered liquid positions with readily available market quotes. The Social Responsibility Portfolio had no derivative transactions during the year ended June 30, 1998.

  4.  Management Contract:

  The Fund has entered into a management contract with Bridgeway Capital Management, Inc. (the Adviser"), a shareholder of the Fund. As compensation for the advisory services rendered, facilities furnished, and expenses borne by Bridgeway Capital Management, Inc., the Portfolio pays Bridgeway Capital Management, Inc. a fee, computed and paid monthly based on the average daily net assets of the portfolio for the month. Such fee is based on the following annual rates: 0.90% of the first $250 million of each portfolio's average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million.

  The fee is adjusted quarterly based upon performance. The performance adjustment rate varies with the Fund's performance as compared to the performance of the Standard & Poor's 500 Composite Stock Price Index with dividends reinvested (hereinafter "Index" ) and ranges from -.7% to +.7%. The performance rate adjustment is calculated at 4.67% of the difference between the performance of the Fund and that of the Index over the trailing five year period, except that there is no performance adjustment if the difference between the Fund performance and the Index performance is less than or equal to 2%.

  BRIDGEWAY FUND, INC.
  SOCIAL RESPONSIBILITY PORTFOLIO
  NOTES TO FINANCIAL STATEMENTS, Continued


  5.  Related Party Transactions:
  One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the fund are employees of the Adviser and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the Accounting fees expense category of the financial statements. All amounts paid for shareholder accounting are paid to the Adviser.

  Payable for organization costs is payable to the Adviser.

  The Adviser has been voluntarily reimbursing the Social Responsibility Portfolio for any operating expenses above 1.5% and expects to continue this voluntary level of reimbursement for the foreseeable future. To achieve this expense level the Adviser has waived both the management fees and accounting fees for the year ended June 30, 1998.

  6.  Custodial Agreement:

  The Fund has entered into a Custodial Agreement with Compass Bank. As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid quarterly based on the average month end total assets of each portfolio for the quarter plus a fee per transaction.

  7.  Cost, Purchases and Sales of Investment Securities:

  Investments have the same cost for tax and financial statement purposes. Aggregate purchases and sales of investment securities, other than cash equivalents were $668,841 and $288,015, respectively for the year ended June 30, 1998.

  Report of Independent Accountants




  To the Board of Directors of Bridgeway Fund, Inc.
  and Shareholders of the Social Responsibility Portfolio:

  We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of the Social Responsibility Portfolio (one of the portfolios constituting Bridgeway Fund, Inc.) as of June 30, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from August 5, 1994 (commencement of operations) to June 30, 1995. These financial statements and financial highlights are the responsibility of the management of Bridgeway Fund, Inc. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Social Responsibility Portfolio of Bridgeway Fund, Inc. as of June 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from August 5, 1994 (commencement of operations) to June 30, 1995, in conformity with generally accepted accounting principles.




  Houston, Texas
  August 25, 1998

  August 28, 1998


  Dear Ultra-Large 35 Index Portfolio Shareholder,

  Aren't they just awesome! Ultra-Large U.S. stocks trounced all the major indexes for our first fiscal year ending June 30, 1998. Our portfolio climbed 22% calendar- and fiscal year-to-date through June 30. We don't have comparable data for the eleven months of our fiscal year, but for the six month calendar year-to-date period we ranked 18th of 672 growth and income funds according to Morningstar.

  If you are new as an Ultra-Large 35 Index Portfolio shareholder, welcome! We got quite a few recent shareholders as a result of a feature article in Mutual Funds Magazine (August issue) and a segment on CNBC. This portfolio has the largest capitalization of any index fund and the lowest expense of any retail mutual fund in America. As highlighted below, we think it is one of the most tax efficient funds as well.

  If you're not familiar with my _translation_ format, understanding it may help you skim this and future letters. My goal is to let you know in the first sentence or two how we did and whether I'm happy about our performance or not. If you read only one sentence of each of my letters and throw it in the trash, I want you to know how we did qualitatively. If you want to read just the other highlights of my letter, you can skim for the paragraphs beginning _translation._ Of course, I'll provide more details for those who enjoy them.

  Performance Summary

  The following table presents SEC standardized performance for the eleven months of operations from July 31, 1997 to June 30, 1998**:

                                                   Life-to-Date
                                                   7/31/97 to
                                                   6/30/98**
  Ultra-Large 35 Index Portfolio                   22.0%
  S&P 500 Index*                                   20.6%
  Bridgeway Ultra-Large 35 Index*                  22.0%

  *The S&P 500 Index is an unmanaged index of large companies (with dividends reinvested). The Bridgeway Ultra-Large 35 Index is an index comprised of some of the very largest, "blue chip" U.S. stocks, excluding tobacco; it is compiled by the advisor to the Portfolio. Past performance does not guarantee future returns. ** Returns are not annualized.

  GRAPH:
  _Growth of $10,000 Invested in various Funds and Indexes from 7/31/97 to 6/30/98_
  Shows the growth of $10,000 in the Bridgeway Ultra-Large 35 Index Portfolio, the Bridgeway Ultra-Large 35 Index and the S&P 500 Index. As of 6/30/98 the $10,000 had grown to $12,204 in the Bridgeway Ultra-Large 35 Index Portfolio, $12,200 in the Bridgeway Ultra-Large 35 Index and $12,057 in the S&P 500 Index.


  Explanation of Portfolio Performance

  Translation: Pharmaceuticals were way up. Technology was down. Overall we had a nice gain.

  Pharmaceuticals took top honors for  our fiscal year ending  June
  30. These stocks occupied the #1 (Pfizer, up 82%), #5 (Bristol Myers Squibb, up 47%), and #13 (Merck, up 29%) spots in our annual ranking. Telecommunications was our second best performing industry, occupying the #3, 7, 9 and 15 spots in the rank of annual performance.

  At the  other end  of the  spectrum, five  of our  companies  had negative annual returns, creating a significant drag on our performance. Four of them were in the technology sector. These stocks suffered from more significant exposure to problems in Southeast Asia and from decelerating growth in computer hardware and semiconductors. These stocks were Oracle (down 55%), Motorola (down 35%), Intel (down 19%), and Hewlett-Packard (down 14%).

  Disclaimer

  The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice. Any favorable (or unfavorable) description of a holding applies only as of the fiscal year end, June, 1998.

  Portfolio Advantages

  Translation: If you want low expenses, adequate diversification among large U.S. companies, and really want to keep taxes low, we think this portfolio will provide a good home.

  I recently compiled a list of the significant advantages of this Portfolio. I though you might be interested.
  1.These are the bluest of the blue chips, which comprise the largest capitalization domestic equity index. They have been outstanding performers in the current market environment where investors have flocked to the largest most liquid stocks. Long-term they should have lower volatility than other asset classes.

  2.This portfolio has the lowest expense ratio of any retail fund in America--0.15%. You get to keep more of your return.

  3.There is no tobacco.   Who needs to  be invested in a  terminal
  industry?

  4.We try to do everything possible to avoid returning a capital gain to shareholders. The construction of the index keeps fund shareholders in mind. We don't rebalance it annually. We don't announce the exact timing of any rebalancing, so other investors can't _front-run_ our trades. If a company is no longer ultra-large, we sell only lots with a tax loss; others go into a _dormant_ category. Unlike some of the newer large-cap index funds, we don't have to sell half our holdings when there is a two for one stock split. We court buy and hold investors. The board of directors reserves the authority to slap a redemption fee (accruing to the Portfolio) on exiting shareholders if they redeem in a down market. We are joining FundServ Networking
  Level III which allows us to track marketplace trades at a detailed level. This will increase our ability to decline trades by short-term traders or market-timers, something which is backed up by strong language in the prospectus. We can _harvest_ capital losses without worrying about getting out of balance with the index. Results: we distributed no capital gains last year, and I currently forecast none for the second year. It won't surprise me if we have no capital gains distributions in the first decade of our existence. I would expect (but can't promise) to be in the top half-percent of tax efficient funds in the long-term. We are very serious about the tax management of this portfolio. (If you want a fund that could be slightly more tax efficient, you might check out our Ultra-Small Index Portfolio; it invests in tiny, however much more volatile, companies which typically pay no dividends themselves.)

  5.There is no huge backlog of existing capital gains on the books from a decade-long bull market.

  6.The tiny asset base of this fund is more than quadrupling on an annualized basis. I would expect this to continue for some years to come. If this happens, any taxable dividends we do have to distribute would be diluted by future shareholders, if you get in early.

  7.Unlike the largest S&P 500 fund, we purchase no derivatives, just stocks.

  Direction of the Market, State of the Economy, Blah, Blah, Blah Most mutual fund shareholder letters will go on and on about the economy, market, and other things which fund management has no control over and next to no chance of predicting. Not so here. This is an index portfolio, and you probably already know as much as much about the economy as I do. We spend our efforts on managing the portfolio in a lean and efficient style, with considerable focus on tax management.

  Conclusion

  As always, I appreciate your feedback. We take your comments seriously and have made continuing improvements because of people who have taken the time to write or call us. In the last year we have made significant improvements in the timeliness of our daily Portfolio price reporting. We have included answers to some questions in our quarterly reports. And we have continued to provide a high level of personal phone support even while adding an automated _menu_ to our _800_ phone number. Please keep your ideas coming.

  Sincerely,



  John Montgomery

                                   BRIDGEWAY FUND, INC.
                              ULTRA-LARGE 35 INDEX PORTFOLIO
                             SCHEDULE OF PORTFOLIO INVESTMENTS
                          Showing percentage of total net assets
                                       June 30, 1998

       Industry  Company                                            Shares          Value
 Common Stock - 96.5%
       Automobiles - 5.9%
                 Ford Motor Company                                   268   $     15,812
                 General Motors Corp.                                 105          7,015
                                                                                  22,827
       Banking - 8.2%
                 Bankamerica Corp.                                    117         10,121
                 Citicorp                                              43          6,418
                 Nations Bank Corp.                                   198         15,184
                                                                                  31,723
       Beverages - 6.4%
                 Coca-Cola Company                                    183         15,647
                 Pepsico, Inc.                                        220          9,061
                                                                                  24,708
       Chemicals - 1.9%
                 Dupont E.I. De Nemours &
                   Company                                             99          7,394

       Cosmetics & Toiletries - 3.1%
                 Gillette Company                                     210         11,944

       Data Processing - 6.5%
                 Cisco Systems, Inc.*                                 157         14,454
                 International Business Machines
                   Corp.                                               92         10,563
                                                                                  25,017
       Data Processing - 3.5%

                 Microsoft Corp. *                                    103         11,163
                 Oracle Corp.*                                         98          2,407
                                                                                  13,570
       Drugs-Generic and OTC - 10.5%
                 Bristol Myers Squibb Company                          92         10,574
                 Merck & Company, Inc.                                117         15,649
                 Pfizer, Inc.                                         131         14,214
                                                                                  40,437
       Electronics/Electric - 9.2%
                 General Electric Company                             132         11,996
                 Intel Corp.                                          110          8,154
                 Motorola, Inc.                                       290         15,243
                                                                                  35,393
       Finance - 2.6%
                 Fannie Mae                                           161          9,902

       Food Serving - 2.7%
                 McDonalds Corp.                                      151   $
                                                                                  10,419

       Household Products - 2.6%
                 The 'Procter & Gamble
                   Company                                            109
                                                                                   9,926

       Insurance - 2.8%
                 American International
                   Group, Inc.                                         75         10,950

       Leisure-Amusement - 2.5%
                 The 'Walt Disney Company                              90          9,495

       Medical equipment/Supplies - 2.6%
                 Johnson & Johnson, Inc.                              138         10,212

       Oil & Gas - 8.8%
                 Chevron Corp.                                        173         14,489
                 Exxon Corp.                                          139          9,921
                 Mobil Corp.                                          123          9,425
                                                                                  33,835
       Retail Stores - 1.7%
                 Wal-Mart Stores, Inc.                                106          6,420

       Services - 0.4%
                 Associates First Capital                              21          1,616

       Specialty Instruments - 2.7%
                 Hewlett Packard Company                              175         10,478

       Telecommunications - 12.1%
                 AT&T Corp.                                           124          7,084
                 Bell Atlantic Corp.                                  342         15,604
                 GTE Corp.                                            117          6,508
                 SBC Communications, Inc.                             218          8,720
                 Worldcom, Inc. *                                     183          8,864
                                                                                  46,780


       Total Common Stock (Identified Cost $331,136)                        $
                                                                                 373,046

                                   BRIDGEWAY FUND, INC.
                              ULTRA-LARGE 35 INDEX PORTFOLIO
                       SCHEDULE OF PORTFOLIO INVESTMENTS, continued
                          Showing percentage of total net assets
                                       June 30, 1998

       Industry  Company                                            Shares          Value
 Short-term Investments - 13.4%
       Money Market Funds - 13.4%
                 Expedition Money Market Fund                      51,613         51,613

       Total Short-term Investments
                   (Identified Cost $51,613)                                $     51,613


 Total Investments - 109.9%
                   (Cost $382,749)                                          $    424,659

 Other Assets and Liabilities, net - (9.9)%                                      (38,288)


 Total Net Assets - 100.0%                                                   $   386,371


 Percentages are based on total net assets.

 * Non-income producing security as no dividends were paid during the period from July 1, 1997 to June 30, 1998.

 ** The aggregate identified cost on a tax basis is $382,749.
 Gross unrealized appreciation and depreciation were $44,172 and $2,262, respectively, or net unrealized appreciation of $41,910.

 See accompanying notes to financial statements.

                               BRIDGEWAY FUND, INC. - ULTRA-LARGE 35 INDEX PORTFOLIO
                                        STATEMENT OF ASSETS AND LIABILITIES
                                                As of June 30, 1998

 Assets:
     Investments at value (cost - $382,749)                                                              $424,659
     Cash                                                                                                  40,006
     Receivable for investments sold                                                                        5,274
     Receivable for dividends                                                                                 138
     Receivable from adviser                                                                                5,322
     Prepaid expenses                                                                                         114
     Deferred organization costs                                                                            3,698
           Total assets                                                                                   479,211

 Liabilities:
     Payable for investments purchased                                                                     83,913
     Payable for management fee                                                                                 3
     Payable for organization costs                                                                         3,924
     Accrued expenses                                                                                       5,000
           Total liabilities                                                                               92,840
     Net assets ( 63,367 shares outstanding)                                                             $386,371
     Net asset value, offering and redemption price per share ($386,371 / 63,367)                           $6.10

 Net assets represent:
     Paid-in capital                                                                                     $343,405
     Undistributed investment income                                                                        1,941
     Net realized loss on investments                                                                        (885)
     Net unrealized appreciation of investments                                                            41,910
     Net assets                                                                                          $386,371

                               BRIDGEWAY FUND, INC. - ULTRA-LARGE 35 INDEX PORTFOLIO
                                              STATEMENT OF OPERATIONS
                          From commencement of operations (July 31, 1997) to June 30, 1998

 Investment income:
     Dividends                                                                                             $1,841
     Interest                                                                                                 298
           Total income                                                                                     2,139

 Expenses:
     Management fees                                                                                          106
     Accounting fees                                                                                        3,442
     Audit fees                                                                                             5,000
     Custody                                                                                                1,600
     Amortization of organization costs                                                                       828
     Legal                                                                                                     12
     Registration fees                                                                                      1,235
     Directors fees                                                                                           600
           Total expenses                                                                                  12,823
     Less fees waived                                                                                      (3,548)
     Less expenses reimbursed                                                                              (9,077)
           Net expenses                                                                                       198

 Net investment income                                                                                      1,941

 Net realized and unrealized gain on investments:
     Net realized loss on investments                                                                        (885)
     Net change in unrealized appreciation                                                                 41,910
     Net realized and unrealized gain                                                                      41,025
 Net increase in assets resulting from operations                                                         $42,966


 See accompanying notes to financial statements.

              BRIDGEWAY FUND, INC. - ULTRA-LARGE 35 INDEX PORTFOLIO
                        STATEMENT OF CHANGES IN NET ASSETS

                                                                July 31, 1997* to
 Increase (decrease) in net assets:                               June 30, 1998
 Operations:
     Net investment income                                               $1,941
     Net realized loss on investments                                      (885)
     Net change in unrealized depreciation                               41,910
         Net increase resulting from operations                          42,966
     Distributions to shareholders:
         From net investment income                                           0
         From realized gains on investments                                   0
           Total distributions to shareholders                                0
 Fund share transactions:
     Proceeds from sale of shares                                       410,146
     Reinvestment of dividends                                                0
     Cost of shares redeemed                                            (66,741)
         Net increase from Fund share transactions                      343,405
         Net increase in net assets                                     386,371
 Net assets:
     Beginning of period                                                      0
     End of period (including undistributed investment income o        $386,371

 Number of Fund shares:
     Sold                                                                75,335
     Issued on dividends reinvested                                           0
     Redeemed                                                           (11,968)
         Net increase                                                    63,367
     Outstanding at beginning of period                                       0
     Outstanding at end of period                                        63,367

              BRIDGEWAY FUND, INC. - ULTRA-LARGE 35 INDEX PORTFOLIO
                               FINANCIAL HIGHLIGHTS
                 (for a share outstanding throughout the period)

                                                                July 31, 1997* to
                                                                December 31, 1997
 Per share data
     Net asset value, beginning of period                                 $5.00
     Income (loss) from investment operations:
         Net investment income                                             0.07
         Net realized and unrealized gain                                  1.03
              Total from investment operations                             1.10
     Less distributions to shareholders:
         Net investment income                                             0.00
         Net realized gains                                                0.00
              Total distributions                                          0.00
     Net asset value, end of period                                       $6.10

 Total return [1]                                                         22.0%
 Ratios & Supplemental Data
     Net assets, end of period                                         $386,371
     Ratios to average net assets: [2]
         Expenses after waivers and reimbursements                        0.15%
         Expenses before waivers and reimbursements                       9.73%
         Net investment income after waivers and reimbursements           1.47%

     Portfolio turnover rate [2]                                           64.3%

 [1] Not annualized.
 [2] Annualized.
 *  July 31, 1997 commencement of operations

 See accompanying notes to financial statements.

  BRIDGEWAY FUND, INC.
  ULTRA-LARGE 35 INDEX PORTFOLIO
  NOTES TO FINANCIAL STATEMENTS


  1.  Organization:

  Bridgeway Fund,  Inc.  (the "Fund")  was  organized  as a  Maryland corporation on  October  19,  1993,  and  is registered  under  the
  Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company.

  The Fund is organized as a series fund and has six portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Aggressive Growth Portfolio and the Social Responsibility
  Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra-Small Index Portfolio and the Ultra-Large 35 Index Portfolio. On June 5, 1998, the Fund added the Micro-Cap Limited Portfolio. The Fund is authorized to issue 1,000,000,000 shares.

  Bridgeway Capital Management, Inc. is the Adviser to the Fund.

  2.  Significant Accounting Policies:

  The following  is  a  summary  of significant  accounting  policies
  followed  by  the  Fund   in  the  preparation  of   its  financial
  statements.

  Securities Valuation

  Securities are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available quoted closing or bid price is used and adjusted for changes in the index on the exchange on which that security trades, also in accordance with the pricing policy established by the Fund's Board of Directors.

  Federal Income Taxes

  It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the timely distribution of all its taxable income to its shareholders. Therefore, no federal income tax provision has been recorded.

  Deferred Organization Costs

  Deferred organization costs are amortized on a straight-line basis over five years.

  Distributions to Shareholders
  Distributions to shareholders are recorded when declared. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

  Use of Estimates in Financial Statements

  In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

  Risks and Uncertainties

  The Fund invests in stocks. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the level of risk associated with certain investments and the level of uncertainty related to

  BRIDGEWAY FUND, INC.
  ULTRA-LARGE 35 INDEX PORTFOLIO
  NOTES TO FINANCIAL STATEMENTS, Continued


  2.  Significant Accounting Policies
  Risks and Uncertainties, Continued

  changes in the value of investments, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

  12b-1 Plan

  The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there is no "12b-1 fee."

  Other

  Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

  Assets in the Ultra-Large 35 Index Portfolio are very low, and may remain so in the immediate future. Because commission cost per trade is unacceptably high as a percentage of assets, the Adviser reimburses the Portfolio for any commissions above one cent/share. The Adviser expects to continue this practice until portfolio net assets reach at least $2 million.

  3.  Management Contract:

  The Ultra-Large 35 Index Portfolio pays a flat 0.08% annual management fee, computed daily and payable monthly, subject to a maximum expense ratio of 0.15%.

  4.  Related Party Transactions:

  One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the Fund are employees of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the Accounting fees expense category of the financial statements. All amounts paid for shareholder accounting are paid to the Adviser.

  The Adviser has been voluntarily reimbursing the Ultra-Large 35 Portfolio for any operating expenses above 0.15%. To achieve this expense level the Adviser has waived both the management fees and accounting fees for the year ended June 30, 1998. The Adviser expects to continue this voluntary level of reimbursement, for the foreseeable future.

  Payable for organization costs is payable to the Adviser.

  5.  Custodial Agreement:

  The Fund has entered into a Custodial Agreement with Compass Bank. As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid quarterly based on the average month end total assets of each portfolio for the quarter plus a fee per transaction.

  6.  Cost, Purchases and Sales of Investment Securities:

  Investments have the same cost for tax and financial statement purposes. Aggregate purchases and sales of investment securities, other than cash equivalents were $417,753 and $85,391, respectively for the year ended June 30, 1998.

  Report of Independent Accountants




  To the Board of Directors of Bridgeway Fund, Inc.
  and Shareholders of the Ultra-Large 35 Index Portfolio:

  We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of the Ultra-Large 35 Index Portfolio (one of the portfolios constituting Bridgeway Fund, Inc.) as of June 30, 1998, and the related statement of operations, statement of changes in net assets and financial highlights for the period from July 31, 1997 (commencement of operations) to June 30, 1998. These financial statements and financial highlights are the responsibility of the management of Bridgeway Fund, Inc. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Ultra-Large 35 Index Portfolio of Bridgeway Fund, Inc. as of June 30, 1998, and the results of its operations, changes in its net assets, and financial highlights for the period from July 31, 1997 (commencement of operations) to June 30, 1998, in conformity with generally accepted accounting principles.




  Houston, Texas
  August 25, 1998

                                 BRIDGEWAY FUND, INC. - MICRO-CAP LIMITED PORTFOLIO
                                        STATEMENT OF ASSETS AND LIABILITIES
                                                As of June 30, 1998

 Assets:
     Cash                                                                                              $9,071,605
     Deferred organization costs                                                                            9,650
           Total assets                                                                                 9,081,255

 Liabilities:
     Payable for organization costs                                                                         9,650
           Total liabilities                                                                                9,650
     Net assets ( 1,814,321 shares outstanding)                                                        $9,071,605
     Net asset value, offering and redemption price per share ($9,071,605 / 1,814,321)                      $5.00

 Net assets represent:
     Paid-in capital                                                                                   $9,071,605
     Net assets                                                                                        $9,071,605

                                 BRIDGEWAY FUND, INC. - MICRO-CAP LIMITED PORTFOLIO
                                         STATEMENT OF CHANGES IN NET ASSETS

                                                                                                 June 22, 1998* to
 Increase (decrease) in net assets:                                                                June 30, 1998
 Operations:
     Net investment income                                                                                     $0
     Net realized gain on investments                                                                           0
     Net change in unrealized depreciation                                                                      0
         Net increase resulting from operations                                                                 0
     Distributions to shareholders:
         From net investment income                                                                             0
         From realized gains on investments                                                                     0
           Total distributions to shareholders                                                                  0
 Fund share transactions:
     Proceeds from sale of shares                                                                       9,079,575
     Reinvestment of dividends                                                                                  0
     Cost of shares redeemed                                                                               (7,970)
         Net increase from Fund share transactions                                                      9,071,605
         Net increase in net assets                                                                     9,071,605
 Net assets:
     Beginning of period                                                                                        0
     End of period                                                                                     $9,071,605

 Number of Fund shares:
     Sold                                                                                               1,815,915
     Issued on dividends reinvested                                                                             0
     Redeemed                                                                                              (1,594)
         Net increase                                                                                   1,814,321
     Outstanding at beginning of period                                                                         0
     Outstanding at end of period                                                                       1,814,321

 See accompanying notes to financial statements.

  BRIDGEWAY FUND, INC.
  MICRO-CAP LIMITED PORTFOLIO
  NOTES TO FINANCIAL STATEMENTS



  1.  Organization:

  Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company.

  The Fund is organized as a series fund and has six portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Aggressive Growth Portfolio and the Social Responsibility Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra-Small Index Portfolio and the Ultra-Large 35 Index Portfolio. On June 5, 1998, the Fund added the Micro-Cap Limited Portfolio. The Fund is authorized to issue 1,000,000,000 shares.

  The Micro-Cap Limited Portfolio was offered to the public beginning June 22, 1998 in accordance with the subscription offering. Until July 1, 1998 the portfolio's operations were restricted to accepting subscription funds. On July 1, 1998 the Portfolio began investing in micro-cap stocks and commenced other operations. The Portfolio will close to new investors whenever net assets are above $27.5 million and will close to all new investments when net assets are above $55 million.

  A statement of operations and financial highlights are not presented as the Portfolio did not commence investing activities until subsequent to June 30, 1998.

  Bridgeway Capital Management, Inc. is the Adviser to the Fund.

  2.  Significant Accounting Policies:

  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

  Securities Valuation

  Securities are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available quoted closing or bid price is used and adjusted for changes in the index on the exchange on which that security trades, also in accordance with the pricing policy established by the Fund's Board of Directors.
  Federal Income Taxes

  It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the timely distribution of all its taxable income to its shareholders. Therefore, no federal income tax provision has been recorded.

  Deferred Organization Costs

  Deferred organization costs are amortized on a straight-line basis over five years.

  Distributions to Shareholders

  Distributions to shareholders are recorded when declared. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

  BRIDGEWAY FUND, INC.
  MICRO-CAP LIMITED PORTFOLIO
  NOTES TO FINANCIAL STATEMENTS, Continued

  2.  Significant Accounting Policies, Continued

  Use of Estimates in Financial Statements

  In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

  12b-1 Plan

  The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there is no "12b-1 fee."

  Other

  Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

  3.  Management Contract:
  The Micro-Cap Limited Portfolio pays a flat 0.9% annual management fee, computed daily and payable monthly, except that while the Portfolio's net assets range from $27.5 million to $55 million the fee will be $495,000 annually subject to a maximum rate of 1.49% and a maximum expense ratio of 1.9%.

  The fee is adjusted quarterly for based upon performance. The performance adjustment rate varies with the Fund's performance as compared to the performance of the CRSP Cap-Based Portfolio 9 Index with dividends reinvested (hereinafter "Index" ) and ranges from - .7% to +.7%. The performance rate adjustment is calculated at 2.8% of the difference between the performance of the Fund and that of the Index over the trailing five year period, except that there is no performance adjustment if the difference between the Fund performance and the Index performance is less than or equal to 2%.

  4.  Related Party Transactions:

  One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the Fund are employees of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund, and all amounts paid for shareholder accounting are paid to the Adviser and are included in the Accounting fees expense category of the financial statements.

  The Adviser has agreed to voluntarily reimburse the Portfolio for any operating expenses above 1.9%. The Adviser expects to continue this voluntary level of reimbursement, for the foreseeable future.

  Payable for organization costs is payable to the Adviser.

  5.  Custodial Agreement:

  The Fund has entered into a Custodial Agreement with Compass Bank. As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid quarterly based on the average month end total assets of each portfolio for the quarter plus a fee per transaction.

  BRIDGEWAY FUND, INC.
  MICRO-CAP LIMITED PORTFOLIO
  NOTES TO FINANCIAL STATEMENTS, Continued



  6.  Cost, Purchases and Sales of Investment Securities:
  Investments have the same cost for tax and financial statement purposes. There were no trades for the Portfolio during the period.

  Report of Independent Accountants




  To the Board of Directors of Bridgeway Fund, Inc.
  and Shareholders of the Micro-Cap Limited Portfolio:

  We have audited the accompanying statement of assets and liabilities of the Micro-Cap Limtied Portfolio (one of the portfolios constituting Bridgeway Fund, Inc.) as of June 30, 1998, and the related statement of changes in net assets for the period from June 22, 1998 (date of formation) to June 30, 1998. These financial statements are the responsibility of the management of Bridgeway Fund, Inc. Our responsibility is to express an opinion on these financial statements based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Micro-Cap Limited Portfolio of Bridgeway Fund, Inc. as of June 30, 1998, and the changes in its net assets for the period from June 22, 1998 (date of formation) to June 30, 1998, in conformity with generally accepted accounting principles.




  Houston, Texas
  August 25, 1998